                                                    May 31, 1999   Annual Report

                                                                          NUVEEN

                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

                          Nuveen Municipal Bond Funds


                             Dependable, tax-free

                             income to help

                             you keep more

                             of what you earn.


[PHOTO APPEARS HERE]


                             Arizona

                             Colorado

                             New Mexico


     Featuring Portfolio Management By Nuveen Investment Advisory Services

                                      A Premier Adviser/SM/ for Income Investing

    Contents

 1  Dear Shareholder

 3  Nuveen Flagship Arizona Municipal Bond Fund

 6  Nuveen Flagship Colorado Municipal Bond Fund

 9  Nuveen Flagship New Mexico Municipal Bond Fund

12  Portfolio of Investments

24  Statement of Net Assets

25  Statement of Operations

26  Statement of Changes in Net Assets

27  Notes to Financial Statements

32  Financial Highlights

35  Report of Independent Public Accountants

36  Building a Better Portfolio

37  Fund Information

[Photo of Timothy R. Schwertfeger Appears Here]


Timothy R. Schwertfeger
Chairman of the Board

DEAR Shareholder

I invite you to take a few minutes to read the annual report we've prepared for you on the performance of your Nuveen state municipal bond fund for the fiscal year ended May 31, 1999. You, along with your financial adviser, have made a sound choice in choosing Nuveen to manage this portion of your assets. Since 1898, more than 1.3 million investors have trusted us to help them build and sustain the wealth of a lifetime.

I'm pleased to report your fund continued to meet its primary objective of providing you with dependable tax-free income and attractive after-tax total returns. I will briefly describe the national economic environment during the past 12 months. My discussion is followed by comments about the strategies employed in managing your fund from the portfolio manager of each fund represented in this report.


The Year In Review.

The Federal Reserve eased short-term rates for the first time in almost three years by cutting the federal funds rate in the fall of 1998 three times, bringing it to 4.75%. A month after the close of your fund's fiscal year, the Fed raised its target by 25 basis points to 5%. (Be sure to read your fund manager's comments about managing your fund in a rising interest rate environment.)

     The fed funds rate is the rate that banks charge each other for overnight loans and serves as the basis many financial institutions use for setting interest charges on a variety of products, from mortgage and car loans to credit cards.

     The Fed's rate cuts were made to avert a potential domestic credit crunch and restore some stability to global markets. The moves seemed to have worked, as the U.S. economy since has continued its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades, prompting the late June reversal by the Fed.

     All indications point to a confident U.S. consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock and job markets. This confidence is reflected in the most recent Consumer Confidence Index report, issued by the University of Michigan's Conference Board Inc., which showed a record-setting eighth consecutive month of gains in June.

     On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to send recovery signals.

     Domestic inflation continues to be benign, with an increase of 2.1% for the 12 months ended May 31, 1999. The general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable.

     Federal Reserve Chairman Alan Greenspan recently stated that a key factor in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.


Why Municipal Bonds? Our municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. Even in 1999, with interest rates rising again, municipals outperformed Treasuries through the end of May.

     The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds, to some extent, from the price decline that occurred in the Treasury market during the first part of the year. While the yield on 30-year Treasury bonds rose from 5.10% at the end of December to 5.83% as of May 31, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained 15 basis points--from 5.26% to 5.41%. Given the inverse relationship between interest rates and bond prices, we saw bond prices fall as rates rose over this period.

     Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries.

     This performance differential reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises in 1998. As the financial turmoil subsided, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities, and the decline in demand caused U.S. Treasuries to drop in price.

     At the end of May 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds-- even before the tax advantages of municipal bonds were taken into account. During the funds' fiscal year, that ratio hit a high of 104% in December.

     On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

     During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997.

     In the first part of 1999, however, as the market settled into a more stable interest rate environment, refunding activity has dropped off dramatically, resulting in a drop in municipal supply. This, in turn, has enhanced the attractiveness of the municipal bonds that were brought to market, as demand--especially from individual investors--remained relatively strong.

     The Value of Nuveen Expertise. Nuveen Mutual Funds are a diverse collection of investments featuring highly regarded asset management firms--Premier Advisers/SM/--who direct the investment activities of each portfolio.

     The Premier Advisers are firms that have earned a reputation for excellence in their field of expertise--including Nuveen Investment Advisory Services for income investing, Rittenhouse Financial Services for growth investing and Institutional Capital Corporation for value investing.

     For more information on our funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227, or download one from www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security.

     We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.


Sincerely,


/s/ Timothy R. Schwertfeger
--------------------------
    Timothy R. Schwertfeger
    Chairman of the Board

July 15, 1999

NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Mike Davern discusses fund performance, the municipal market and key investment strategies for the Arizona fund for the fiscal year ended May 31, 1999.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.


How strong is Arizona's economy? Arizona's economy is a healthy mixture of high-technology manufacturing, retail trade, tourism, agriculture, mining and the military. The state's economic and population growth are among the nation's fastest, thanks to a pro-business tax regulatory environment and a high quality of life, which make the state popular with corporations and individuals.

     In 1998, Arizona was No. 1 in the nation for non-agricultural job growth, increasing nearly 5% for the year. In manufacturing job growth, Arizona ranked third behind California and Texas. Unemployment was about 4.7% at May 31, slightly higher than the national average.

     Retail sales are strong, although growth is down slightly from 1998 levels, similar to the national trend. Housing permits are flat for the year, indicating that the economy may be cooling somewhat. Services and retail trade dominate the state's employment sector, which has seen about 30% job growth since 1994.

     Arizona's expanding economy led to growing infrastructure and school financing needs, resulting in strong municipal bond issuance in 1998. Rising interest rates in 1999, however, significantly slowed municipal bond activity-- both new issuance and refundings--in the latter half of the fund's fiscal year.

     There were two reasons the market slowed--the increased interest rates, which primarily slowed new issuance, plus the fact that the refunding market has essentially been exhausted. Municipalities flooded the market with refundings in recent years when interest rates were dropping. A provision of the Tax Reform Act of 1986, however, limits municipalities to only one tax-exempt refunding per issue.

     As was the case nationally, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.

     In this economic environment, how did Nuveen Flagship Arizona Municipal Bond Fund perform? Nuveen Flagship Arizona Municipal Bond Fund generated a total return on net asset value of 3.87% in the fiscal year ended May 31. That compares to the 3.63% average annual total return posted by the Lipper Arizona Municipal Debt Peer Group.* The fund ranked 12th out of 39 municipal bond funds in its Lipper category for the fiscal year period. Total return equals a fund's income and capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent total return, for investors in the 34.5% combined federal and state income tax bracket, was 6.40%.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.74%. For investors in the combined 34.5% federal and state income tax bracket, that is equivalent to a yield of 7.24% on a taxable investment.

How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.


* The Lipper Peer Group represents the average return annualized total return of the 39 funds in the Lipper Arizona Municipal Debt category. The return assumes reinvestment dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus minus or changes in net asset value.

Only 2.5% of the Arizona portfolio is callable between now and the year 2001.

     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. We rely on Nuveen Research to help identify these opportunities.

     Nuveen Research also helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues.

     For example, we used the fund's market presence to purchase 100% of an issuance of Maricopa County multifamily housing bonds at a 6.7% yield, representing a 1.50 percentage point premium over yields offered on insured bonds.

     After a thorough investigation by Nuveen Research, we determined that this non-rated bond issue, which is financing apartment buildings for low-income tenants and senior citizens in Maricopa County, met our stringent credit standards.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield now reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income.

Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.


What is your outlook for Nuveen Flagship Arizona Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's average maturity beyond that of our peer group. We believe that bond yields are currently attractive in relation to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be advantageous.

     With Arizona's strong economy and influx of population, we expect buoyant supply and demand for municipal bonds in areas such as housing and utilities.

     We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.


     "We used the fund's market presence to purchase 100% of an issuance of Maricopa County multifamily housing bonds at a 6.75% yield."

   NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

Highlights  as of May 31, 1999

------------------------------------------------------------------------------
Quick Facts
------------------------------------------------------------------------------
                                  A Shares    B Shares    C Shares    R Shares

NAV                                $11.25      $11.24      $11.24      $11.25
------------------------------------------------------------------------------
May's Declared Dividend*          $0.0445     $0.0375     $0.0395     $0.0465
------------------------------------------------------------------------------
Fund Symbol                         FAZTX         N/A       FAZCX       NMARX
------------------------------------------------------------------------------
CUSIP                           67065L104   67065L203   67065L302   67065L401
------------------------------------------------------------------------------
Inception Date                      10/86        2/97        2/94        2/97
------------------------------------------------------------------------------
*  Paid June 1, 1999

------------------------------------------------------------------------------
Total Returns (Annualized)/+/
------------------------------------------------------------------------------
                            A Shares       B Shares    C Shares    R Shares
                         NAV     Offer        NAV         NAV         NAV

 1-Year                  3.87%  -0.49%       3.12%      3.33%        4.09%
------------------------------------------------------------------------------
 1-Year TER**            6.40%   1.93%       5.25%      5.58%        6.74%
------------------------------------------------------------------------------
 5-Year                  7.07%   6.15%       6.38%      6.48%        7.18%
------------------------------------------------------------------------------
10-Year                  7.52%   7.06%       7.05%      6.93%        7.58%
------------------------------------------------------------------------------

/+/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 34.5%).

------------------------------------------------------------------------------
Index Comparison/./
------------------------------------------------------------------------------

[LINE CHART APPEARS HERE]

                      Nuveen Flagship       Nuveen Flagship
                          Arizona               Arizona          Lehman Brothers
                         Municipal             Municipal            Municipal
May                  Bond Fund (Offer)      Bond Fund (NAV)        Bond Index
1989                       9,580                10,000               10,000
1990                      10,109                10,552               10,731
1991                      11,039                11,523               11,813
1992                      12,170                12,704               12,974
1993                      13,795                14,400               14,526
1994                      14,060                14,676               14,885
1995                      15,472                16,150               16,240
1996                      16,124                16,831               16,982
1997                      17,389                18,151               18,391
1998                      19,054                19,890               20,117
1999                      19,793                20,661               21,058

Nuveen Flagship Arizona Municipal Bond Fund (Offer) $19,793
Nuveen Flagship Arizona Municipal Bond Fund (NAV) $20,661
Lehman Brothers Municipal Bond Index $21,058

/./ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

-------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/../
-------------------------------------------------------------------------------

[BAR CHART APPEARS HERE]

Month
-----
June               .0455
July               .0445
August             .0445
September          .0445
October            .0445
November           .0445
December           .0445
January            .0445
February           .0445
March              .0445
April              .0445
May                .0445

/../ The fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0539 per share.

------------------------------------------------------------------------------
Portfolio Statistics
------------------------------------------------------------------------------

Fund Net Assets                                         $118.6 million
Effective Maturity                                         16.43 years
------------------------------------------------------------------------------
Average Effective Duration                                        8.36
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Top Five Sectors/1/
------------------------------------------------------------------------------
Tax Obligation (General)                                              24%
------------------------------------------------------------------------------
U.S. Guaranteed                                                       19%
------------------------------------------------------------------------------
Health Care                                                           15%
------------------------------------------------------------------------------
Tax Obligation (Limited)                                              11%
------------------------------------------------------------------------------
Utilities                                                              6%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Bond Credit Quality/1/
------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed......67%

AA....................... 7%

A........................12%

BBB/NR...................14%

/1/ as a percentage of total bond holdings

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Mike Davern discusses fund performance, the municipal market and key investment strategies for the Colorado fund for the fiscal year ended May 31, 1999.


Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

In what condition has Colorado's economy been during the fund's fiscal year? Colorado's economy is notably strong, with an unemployment level of just 2.9% in May, and is broadly diversified among high-technology manufacturing, retail trade, tourism, agriculture, energy and mining. It enjoys a pro-business tax and regulatory environment and high quality of life.


How does the economy's strength benefit the local municipal bond market? Colorado's expanding economy led to growing infrastructure and school financing needs, resulting in strong municipal bond issuance in 1998.

     The strength in the economy, however, also led to rising interest rates in 1999, which significantly slowed municipal financing through bond issuance in the latter half of the fund's fiscal year.

     Another continuing constraint on supply in Colorado is that state's Taxpayer's Bill of Rights (TABOR), which was enacted in 1992 and imposed new constitutional limitations on taxes, revenue and debt.

     As was the case nationally, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.

How did Nuveen Flagship Colorado Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Colorado Municipal Bond Fund generated a total return on net asset value of 3.76%. That compares to the 3.55% average annual total return posted by the Lipper Colorado Municipal Debt Peer Group.* The fund ranked 8th out of 28 municipal bond funds in the June 1, 1998 through May 31, 1999 period. Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent total return, for investors in the 34.5% combined federal and state income tax bracket, was 6.27.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.80%. For investors in the combined 34.5% federal and state income tax bracket, that is equivalent to a yield of 7.33% on a taxable investment.


How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined.

     To protect the fund's income stream, we looked for bonds with calls far into the future--or better yet, that are noncallable. Only 2% of the fund's portfolio is callable before 2002.

     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality.

     In addition to assessing the credit quality of individual issuers, Nuveen Research helps us monitor events in the municipal market and how those events affect individual state and national municipal markets.

     For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy.


* The Lipper Peer Group return represents the average annualized total return of the 28 funds in the Lipper Colorado Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk offered.

     For example, one new issue that met Nuveen's strict credit criteria was $1.25 million worth of non-rated Boulder County Multifamily Housing bonds issued on behalf of the Thistle Community Project, a low income multifamily housing project for the city of Boulder. We purchased these bonds at a 6.5% yield, a full percentage point higher than what insured bonds were offering at the same time.

     We will continue to look for opportunities like the Thistle Community Project bonds to enhance the fund's yield while continuing to apply the same stringent selection process for lower-rated and non-rated purchases.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield now reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to seven years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for the Colorado fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's average maturity beyond that of our peer group. We believe that bond yields are currently attractive in relation to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be beneficial.

     With Colorado's strong economy and influx of population, we expect a buoyant supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities.

     We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.

"We will continue to look for opportunities like the Thistle Community Project bonds to enhance the fund's yield while continuing to apply the same stringent selection process for lower-rated and non-rated purchases."

   NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

Highlights as of May 31, 1999

------------------------------------------------------------------------------
Quick Facts
------------------------------------------------------------------------------
                                 A Shares    B Shares    C Shares    R Shares

NAV                                $10.68      $10.70      $10.67      $10.69
------------------------------------------------------------------------------
May's Declared Dividend*          $0.0410     $0.0345     $0.0360     $0.0430
------------------------------------------------------------------------------
Fund Symbol                         FA0TX         N/A         N/A         N/A
------------------------------------------------------------------------------
CUSIP                           67065L609   67065L500   67065L807   67065L880
------------------------------------------------------------------------------
Inception Date                       5/87        2/97        2/97        2/97
------------------------------------------------------------------------------
*  Paid June 1, 1999


------------------------------------------------------------------------------
Total Returns (Annualized)/+/
------------------------------------------------------------------------------
                            A Shares       B Shares    C Shares    R Shares
                         NAV     Offer        NAV         NAV         NAV

 1-Year                  3.76%  -0.57%       3.11%      3.19%        4.08%
------------------------------------------------------------------------------
 1-Year TER**            6.27%   1.84%       5.22%      5.40%        6.71%
------------------------------------------------------------------------------
 5-Year                  7.65%   6.74%       7.02%      7.17%        7.78%
------------------------------------------------------------------------------
10-Year                  7.65%   7.18%       7.18%      7.22%        7.71%

/+/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 34.5%).


------------------------------------------------------------------------------
Index Comparison/./
------------------------------------------------------------------------------

[LINE CHART APPEARS HERE]

        Nuveen Flagship      Nuveen Flagship    Lehman Brothers
       Colorado Municipal   Colorado Municipal      Municipal
May    Bond Fund (Offer)     Bond Fund (NAV)       Bond Index
1989         9,580               10,000              10,000
1990        10,116               10,559              10,731
1991        11,000               11,482              11,813
1992        12,076               12,606              12,974
1993        13,573               14,169              14,526
1994        13,849               14,456              14,885
1995        15,170               15,835              16,240
1996        15,797               16,489              16,982
1997        17,256               18,012              18,391
1998        19,299               20,145              21,117
1999        20,024               20,902              21,058

Nuveen Flagship Colorado Municipal Bond Fund (Offer) $20,024
Nuveen Flagship Colorado Municipal Bond Fund (NAV) $20,902
Lehman Brothers Municipal Bond Index $21,058


/./ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


-------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/../
-------------------------------------------------------------------------------

[BAR CHART APPEARS HERE]


Month
-----
June           .0435
July           .0425
August         .0425
September      .0425
October        .0425
November       .0425
December       .0425
January        .0410
February       .0410
March          .0410
April          .0410
May            .0410

/../ The fund also paid shareholders capital gains distributions in December of $0.0300 per share.


------------------------------------------------------------------------------
Morningstar Rating/TM//1/
------------------------------------------------------------------------------
****
Overall rating among 1,586 municipal bond funds as of 5/31/99


------------------------------------------------------------------------------
Portfolio Statistics
------------------------------------------------------------------------------

Fund Net Assets                                          $46.9 million
------------------------------------------------------------------------------
Effective Maturity                                         20.95 years
------------------------------------------------------------------------------
Average Effective Duration                                        9.34
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Top Five Sectors/2/
------------------------------------------------------------------------------
U.S. Guaranteed                                                       32%
------------------------------------------------------------------------------
Housing (Multifamily)                                                 24%
------------------------------------------------------------------------------
Health Care                                                           13%
------------------------------------------------------------------------------
Transportation                                                        12%
------------------------------------------------------------------------------
Education and Civic Organizations                                      7%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Bond Credit Quality/2/
------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed......56%

AA.......................19%

A........................ 4%

BBB/NR...................21%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

/1/ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 5/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. A shares of the fund received 4 stars for the 3-and 5-year periods and 3 stars for the 10-year period. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1,586, 1,184, and 368 funds for the three-, five-, and 10-year periods, respectively.

/2/ as a percentage of total bond holdings

NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Mike Davern discusses fund performance, the municipal market and key investment strategies for the New Mexico fund for the fiscal year ended May 31, 1999.


Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.


In what condition is New Mexico's economy? Although New Mexico's unemployment rate was 6.1% in May, which is higher than the national average, the state's economy is improving. Its per capita income is increasing, and employment levels in service industries have risen about 21% over the past five years.
  In addition to services, New Mexico's major industries include energy, tourism, crafts, agribusiness, manufacturing and mining. The state's economy also benefits from scientific research facilities at Los Alamos, Albuquerque and White Sands.
  New Mexico's expanding economy and growing infrastructure and school financing needs led to increased municipal bond issuance in 1998. Despite rising interest rates in 1999, New Mexico municipal bond issuance continued to increase in recent months. Even so, the state's municipal bond supply is among the smallest in the country.
  We were able to continue to invest the fund in high quality New Mexico bonds, however, thanks to its market presence. That is, the fund's large size and market power gave us access to deals that smaller or individual retail buyers might not hear about.
  As was the case nationally, increasing concerns about strong economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.


How did Nuveen Flagship New Mexico Municipal Bond Fund perform during its fiscal year? Nuveen Flagship New Mexico Municipal Bond Fund generated a total return on net asset value of 3.74%. That compares to the 3.50% average annual total return posted by the Lipper Other States Municipal Debt Peer Group.* Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's tax-equivalent total return, for investors with a combined federal and state tax rate of 36.50%, was 6.41%.
  As of May 31, 1999, the fund's SEC 30-day yield was 4.04%. For investors in the combined 36.50% income tax bracket, that is equivalent to a yield of 6.36% on a taxable investment.


How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable. Only 2.5% of the New Mexico portfolio is callable between now and the year 2002.
  For instance, we added two bonds that offered attractive yields and good call protection. The first was a AA rated Albuquerque Gross Receipts Tax Revenue bond with a 4.75% coupon maturing in 2022. The second was an insured AAA rated Farmington Pollution Control Revenue Bond issued by Southern California Edison, paying a coupon of 5.125% and maturing in 2029.


* The Lipper Peer Group return represents the average annualized total return of the 79 funds in the Lipper Other States Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

**Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus charges in net asset value.

We will continue to search for attractive opportunities to add to the portfolio as supply comes to market.

  Although the fund's portfolio continues to be of very high quality, with 75% of its holdings rated AAA or AA, Nuveen's extensive research capabilities gives us the ability to identify lower-rated debt that offers strong quality characteristics and the opportunity for additional yield.

  In addition to assessing the credit quality of individual issuers, Nuveen Research helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

  For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

  Uncertainty created by the Philadelphia health-care situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

  With interest rates higher, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk offered.

  For instance, we invested in some lower-rated hospital revenue bonds that offered a 5.5% coupon due June 2028. As a large purchaser in the state, we were able to purchase a large percentage of the issue. We believe that this is an example of a high-quality lower investment-grade credit that is hard to find in a state with sporadic issuance.

  In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell-- and subsequently buying similar securities, whose yield now reflected the higher interest rates.

  Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.


What is your outlook for Nuveen Flagship New Mexico Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's average maturity beyond that of our peer group.

  We believe that bond yields are currently attractive in relation to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be advantageous.

  We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.

"To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable. Only 2.5% of the New Mexico portfolio is callable between now and the year 2002."

   NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND

Highlights as of May 31, 1999


------------------------------------------------------------------------------
Quick Facts
------------------------------------------------------------------------------
                                  A Shares    B Shares    C Shares    R Shares

NAV                                 $10.58      $10.57      $10.58      $10.60
------------------------------------------------------------------------------
May's Declared Dividend*           $0.0395     $0.0330     $0.0350     $0.0415
------------------------------------------------------------------------------
Fund Symbol                          FNMTX         N/A         N/A         N/A
------------------------------------------------------------------------------
CUSIP                            67065L781   67065L773   67065L765   67065L757
------------------------------------------------------------------------------
Inception Date                        9/92        2/97        2/97        2/97
------------------------------------------------------------------------------
*  Paid June 1, 1999



------------------------------------------------------------------------------
Total Returns (Annualized)/+/
------------------------------------------------------------------------------
                            A Shares       B Shares    C Shares    R Shares
                         NAV     Offer        NAV         NAV         NAV

1-Year                   3.74%  -0.64%       2.89%      3.22%        3.86%
------------------------------------------------------------------------------
1-Year TER**             6.41%   1.92%       5.13%      5.59%        6.66%
------------------------------------------------------------------------------
5-Year                   7.00%   6.10%       6.31%      6.55%        7.15%
------------------------------------------------------------------------------
Since Inception          6.74%   6.06%       6.07%      6.31%        6.85%

/+/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 36.5%).


------------------------------------------------------------------------------
Index Comparison/./
------------------------------------------------------------------------------

[LINE CHART APPEARS HERE]

               Nuveen Flagship     Nuveen Flagship
                 New Mexico          Mew Mexico        Lehman Brothers
                  Municipal           Municipal           Municipal
September     Bond Fund (Offer)    Bond Fund (NAV)       Bond Index
---------
  1992              9,580              10,000              10,000
   May
   ---
  1993             11,063              11,548              11,274
  1994             10,547              11,010              10,999
  1995             11,691              12,204              12,230
  1996             12,423              12,967              12,969
  1997             13,588              14,184              14,140
  1998             14,830              15,480              15,372
  1999             14,897              15,550              15,549

Nuveen Flagship New Mexico Municipal Bond Fund (Offer) $14,897
Nuveen Flagship New Mexico Municipal Bond Fund (NAV) $15,550
Lehman Brothers Municipal Bond Index $15,549


/./ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


-------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)
-------------------------------------------------------------------------------

[BAR CHART APPEARS HERE]

Month
-----
June          .0420
July          .0410
August        .0410
September     .0410
October       .0410
November      .0410
December      .0410
January       .0395
February      .0395
March         .0395
April         .0395
May           .0395

------------------------------------------------------------------------------
Portfolio Statistics
------------------------------------------------------------------------------

Fund Net Assets                                          $61.9 million
------------------------------------------------------------------------------
Effective Maturity                                         21.23 years
------------------------------------------------------------------------------
Average Effective Duration                                        8.19
------------------------------------------------------------------------------



------------------------------------------------------------------------------
Top Five Sectors/1/
------------------------------------------------------------------------------
Tax Obligation (Limited)                                              25%
------------------------------------------------------------------------------
Housing (Single Family)                                               17%
------------------------------------------------------------------------------
Education & Civic Organizations                                       15%
------------------------------------------------------------------------------
Housing (Multifamily)                                                  8%
------------------------------------------------------------------------------
U.S. Guaranteed                                                        8%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Bond Credit Quality/1/
------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed......62%

AA.......................13%

A........................15%

BBB/NR...................10%


/1/ as a percentage of total bond holdings



Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

                  Portfolio of Investments
                  Nuveen Flagship Arizona Municipal Bond Fund
                  May 31, 1999



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclical - 0.9%

$ 1,000,000    Mesa, Arizona, Industrial Development Authority, Industrial Revenue          No Opt. Call         N/R     $1,065,730
                 Bonds (TRW Vehicle Safety System Inc. Project), Series 1992, 7.250%,
                 10/15/04 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 0.2%

    250,000    Casa Grande, Arizona, Industrial Development Authority, Pollution Control    12/02 at 103          A1        274,583
                 Revenue Bonds (Frito-Lay Inc/PepsiCo), Series 1984, 6.650%, 12/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 4.7%

    570,000    Arizona Educational Loan Marketing Corporation, 1992 Educational              3/02 at 101         Aa2        605,312
                 Loan Revenue Bonds, Series B, 7.000%, 3/01/05 (Alternative Minimum Tax)

    100,000    Arizona Educational Loan Marketing Corporation, Educational Loan              9/02 at 101          Aa        106,983
                 Revenue Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)

  1,500,000    Student Loan Acquisition Authority of Arizona, Student Loan Revenue           5/04 at 102          Aa      1,601,610
                 Bonds, Series 1994B, Subordinated Fixed Rate Bonds, 6.600%, 5/01/10
                 (Alternative Minimum Tax)

  2,500,000    The Industrial Development Authority of the City of Glendale, Arizona,        5/08 at 101        BBB+      2,444,300
                 Revenue Bonds, Midwestern University, Series 1998A, 5.375%, 5/15/28

    115,000    The Industrial Development Authority of the City of Glendale, Arizona,        5/06 at 102         AAA        122,838
                 Revenue Bonds, Midwestern University, Series 1996A,
                 6.000%, 5/15/16

    300,000    Arizona Board of Regents, University of Arizona, System Revenue Refunding     6/02 at 102          AA        323,124
                Bonds, Series 1992, 6.250%, 6/01/11

    335,000    Yavapai County Community College, District of Yavapai County, Arizona,        7/03 at 101          A-        351,814
                 Revenue Bonds, Series 1993, 6.000%, 7/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 15.3%

  1,250,000    Arizona Health Facilities Authority, Revenue Bonds (Arizona Voluntary        10/99 at 101         AAA      1,278,250
                 Hospital Federation Pooled Loan Program), 1985 Series B, 7.250%,
                 10/01/13

  4,500,000    The Industrial Development Authority of the County of Maricopa,               7/08 at 101           A      4,341,870
                 Arizona, Health Facility Revenue Bonds (Catholic Healthcare West
                 Project), 1998 Series A, 5.000%, 7/01/16

  2,775,000    The Industrial Development Authority of the County of Maricopa,              No Opt. Call         AAA      3,426,709
                 Arizona, Samaritan Health Services, Hospital System Revenue Refunding
                 Bonds, Series 1990A, 7.000%, 12/01/16

    375,000    The Industrial Development Authority of the County of Maricopa,              12/00 at 102         AAA        402,296
                 Arizona, Hospital Refunding Revenue Bonds (John C. Lincoln Hospital
                 and Health Center), Series 1990, 7.500%, 12/01/13

    600,000    The Industrial Development Authority of the County of Maricopa,               9/05 at 101         AAA        611,706
                 Arizona, Baptist Hospital System, Revenue Refunding Bonds, Series 1995,
                 5.500%, 9/01/16

               The Industrial Development Authority of the City of Phoenix, Arizona,
               Hospital Revenue Bonds (John C. Lincoln Hospital and Health Center),
               Series 1994:
    500,000      6.000%, 12/01/10                                                           12/03 at 102        BBB+        517,835
    500,000      6.000%, 12/01/14                                                           12/03 at 102        BBB+        517,145

               The Industrial Development Authority of the County of Pima, Arizona,
               Health Care System Revenue Bonds, Carondelet Health Care Corporation of
               Arizona Issue, Series 1993:
    500,000      5.250%, 7/01/12                                                            No Opt. Call         AAA        519,930
    640,000      5.250%, 7/01/13                                                            No Opt. Call         AAA        664,890

  1,500,000    Scottsdale Industrial Development Authority (Scottsdale Memorial             No Opt. Call         AAA      1,596,675
                 Hospitals), 5.500%, 9/01/12

  3,000,000    Industrial Development Authority of the City of Scottsdale, Arizona,          9/07 at 102         AAA      3,234,270
                 Hospital Revenue Refunding Bonds (Scottsdale Memorial Hospitals),
                 Series 1997A, 6.125%, 9/01/17




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$1,055,000     The Industrial Development Authority of the City of Winslow, Arizona,         6/08 at 101         N/R     $1,015,321
                 Hospital Revenue Bonds (Winslow Memorial Hospital Project), Series 1998,
                 5.500%, 6/01/22
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 6.2%

 2,900,000     The Industrial Development Authority of the County of Maricopa,              10/09 at 102         N/R      2,866,273
                 Arizona, Multifamily Housing Revenue Bonds (Metro Gardens-Mesa Ridge
                 Apartments Project), Series 1999A, 6.700%, 10/01/29

   295,000     Phoenix Housing Finance Corporation, Arizona, Mortgage Revenue                7/02 at 101         AAA        308,924
                 Refunding Bonds, Series 1992A (FHA-Insured Mortgage Loans - Section 8
                 Assisted Projects), 6.500%, 7/01/24

               The Industrial Development Authority of the City of Phoenix, Arizona,
               Mortgage Revenue Refunding Bonds, Series 1992 (FHA-Insured Mortgage Loan -
               Chris Ridge Village Project):
   200,000       6.750%, 11/01/12                                                           11/02 at 101         AAA        211,342
   425,000       6.800%, 11/01/25                                                           11/02 at 101         AAA        449,076

   500,000     The Industrial Development Authority of the City of Phoenix, Arizona,         2/03 at 102         Aaa        515,400
                 Multifamily Housing Revenue Refunding Bonds, Series 1993 (GNMA
                 Collateralized Meadow Glen Apartment Project), 5.800%, 8/20/28

 2,500,000     The Industrial Development Authority of the City of Phoenix, Arizona,        12/05 at 103         AAA      2,477,000
                 Multifamily Housing Revenue Bonds, Series 1998A (Heather Ridge
                 Apartments Project), 5.200%, 12/15/21 (Alternative Minimum Tax)

   500,000     The Industrial Development Authority of the City of Tempe, Arizona,           6/03 at 102         AAA        527,660
                 Multifamily Mortgage Refunding Bonds, Series 1993A (FHA-Insured
                 Mortgage Loan - Quadrangles Village Apartments), 6.250%, 6/01/26
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 4.0%

 1,500,000     The Industrial Development Authority of the County of Maricopa,               6/08 at 108         Aaa      1,609,170
                 Arizona, Single Family Mortgage Revenue Refunding Bonds
                 (Mortgage-Backed Securities Program), Series 1998B, 4.750%,
                 12/01/30 (Alternative Minimum Tax)

   440,000     The Industrial Development Authority of the City of Phoenix, Arizona,         6/05 at 102         AAA        457,631
                 Statewide Single Family Mortgage Revenue Bonds, Series 1995, 6.150%,
                 12/01/08 (Alternative Minimum Tax)

 1,400,000     The Industrial Development Authority of the City of Phoenix,              4/08 at 101 1/2         AAA      1,398,138
                 Arizona, Statewide Single Family Mortgage Revenue Bonds, 1998
                 Series C, 5.300%, 4/01/20 (Alternative Minimum Tax)

   355,000     The Industrial Development Authority of the County of Pima, Arizona,          8/05 at 102           A        377,127
                 Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.500%,
                 2/01/17

   800,000     The Industrial Development Authority of the County of Pima,                   5/07 at 102         AAA        850,416
                 Arizona, Single Family Mortgage Revenue Bonds, Series 1997A, 6.250%,
                 11/01/30 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 1.5%

 1,645,000     The Industrial Development Authority of the County of Cochise,               12/04 at 102         AAA      1,826,427
                 Arizona, Tax Exempt Mortgage Revenue Refunding Bonds, Series 1994A
                 (GNMA Collateralized - Sierra Vista Care Center), 6.750%, 11/20/19
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 23.7%

   800,000     City of Chandler, Arizona, General Obligation Refunding Bonds, Series         7/01 at 101         AAA        856,528
                 1991, 7.000%, 7/01/12

               Sierra Vista Unified School District No. 68 of Cochise County, Arizona,
               General Obligation Refunding Bonds, Series 1992:
   250,000       7.500%, 7/01/09                                                            No Opt. Call         AAA        307,128
   300,000       7.500%, 7/01/10                                                            No Opt. Call         AAA        370,770

   375,000     Maricopa Rural Road Improvement District of Pinal County, Arizona,            7/99 at 101         N/R        379,864
                 Refunding Bonds, Series 1994, 6.900%, 7/01/05

   675,000     Peoria Unified School District No. 11 of Maricopa County, Arizona,           No Opt. Call         AAA        493,688
                 Refunding Bonds, Second Series of 1992, 0.000%, 7/01/06

   480,000     Peoria Unified School District No. 11 of Maricopa County, Arizona,            7/01 at 101         AAA        507,590
                 School Improvement and Refunding Bonds, Series 1992, 6.400%, 7/01/10

13

            Portfolio of Investments
            Nuveen Flagship Arizona Municipal Bond Fund (continued)
            May 31, 1999




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

               Kyrene Elementary School District No. 28 of Maricopa County, Arizona,
               Refunding Bonds, Series 1993C:
$ 4,000,000      0.000%, 7/01/07                                                            No Opt. Call         AAA   $  2,777,240
  1,870,000      0.000%, 1/01/09                                                            No Opt. Call         AAA      1,193,154
  3,805,000      0.000%, 1/01/10                                                            No Opt. Call         AAA      2,288,099
  2,500,000      0.000%, 7/01/10                                                            No Opt. Call         AAA      1,467,675
  6,000,000      0.000%, 1/01/11                                                            No Opt. Call         AAA      3,407,880

     50,000    Kyrene Elementary School District No. 28 of Maricopa County,                  7/02 at 100         AAA         52,664
                  Arizona, School Improvement Bonds, Project of 1990,
                  Series 1993E, 6.000%, 7/01/12

               Glendale Elementary School District No. 40 of Maricopa County, Arizona,
               School Improvement and Refunding Bonds, Series 1995:
    500,000      6.200%, 7/01/09                                                             7/05 at 101         AAA        550,320
  2,500,000      6.250%, 7/01/10                                                             7/05 at 101         AAA      2,758,225
  1,750,000      6.300%, 7/01/11                                                             7/05 at 101         AAA      1,927,993

  2,000,000    Gilbert Unified School District No. 41 of Maricopa County, Arizona,          No Opt. Call         AAA      1,495,400
                 Refunding Bonds, Series 1994, 0.000%, 1/01/06

    500,000    Gilbert Unified School District No. 41 of Maricopa County, Arizona,           7/08 at 100         AAA        555,800
                 School Improvement Bonds, Project of 1993, Series D, 6.250%, 7/01/15

    515,000    Alhambra Elementary School District No. 68 of Maricopa County, Arizona,       7/04 at 102         AAA        581,806
                 School Improvement and Refunding Bonds, Series 1994A, 6.750%, 7/01/14

    310,000    Chandler Unified School District No. 80 of Chandler County, Arizona,         No Opt. Call         AAA        350,095
                 School Improvement and Refunding Bonds, Series 1994, 6.250%, 7/01/11

  1,275,000    Maricopa County, Arizona, School District No. 98, Fountain Hills             No Opt. Call         AAA        932,522
                 Unit, Refunding Bonds, 0.000%, 7/01/06

    635,000    Blue Ridge Unified School District No. 32 of Navajo County, Arizona,          7/06 at 101         AAA        681,526
                 School Improvement Bonds (Projects of 1994), Series 1996, 5.800%,
                 7/01/14

  1,000,000    Tucson Unified School District No. 1 of Pima County, Arizona, Refunding      No Opt. Call         AAA      1,238,840
                Bonds, Series 1992, 7.500%, 7/01/10

    500,000    Tanque Verde Unified School District No. 13 of Pima County, Arizona,          7/04 at 102         AAA        562,870
                School Improvement and Refunding Bonds, Series 1994, 6.700%, 7/01/10

    500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997, 5.375%,        7/07 at 100           A        503,890
                 7/01/25

    315,000    Scottsdale Mountain Community Facilities District, Scottsdale, Arizona,       7/03 at 102           A        336,319
                 District General Obligation Bonds, Series 1993A, 6.200%, 7/01/17

    225,000    City of Tempe, Arizona, General Obligation Bonds, Series 1992B, 6.000%,       7/02 at 101         AA+        240,658
                 7/01/08

    180,000    Tempe Union High School District No. 213 of Maricopa County, Arizona,         7/04 at 101         AAA        194,402
                 School Improvement and Refunding Bonds, Series 1994, 6.000%, 7/01/12

  1,130,000    City of Tucson, Arizona, General Obligation Refunding Bonds, Series 1997,     7/07 at 100          AA      1,110,960
                 5.000%, 7/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited--10.8%

    250,000    State of Arizona, Refunding Certificates of Participation, Series 1992B,      9/02 at 102         AAA        268,770
                 6.250%, 9/01/10

    225,000    Arizona Municipal Financing Program, Certificates of Participation,          No Opt. Call         AAA        263,747
                 Series 11, 8.000%, 8/01/17

    965,000    City of Bullhead, Bullhead Parkway District Improvement Bonds, 6.100%,        1/03 at 103         Baa      1,035,291
                 1/01/13

    550,000    City of Douglas, Arizona, Municipal Property Corporation, Municipal           7/05 at 101         AAA        581,235
                 Facilities Excise Tax Revenue Bonds, Series 1995, 5.750%, 7/01/15

    280,000    Eloy Municipal Property Corporation, Municipal Facilities Revenue Bonds,      7/02 at 101         BBB        299,989
                 Series 1992, 7.000%, 7/01/11

    385,000    City of Flagstaff, Arizona, Junior Lien Street and Highway User Revenue      No Opt. Call         AAA        425,086
                 Bonds, Series 1992, 5.900%, 7/01/10

    300,000    Hospital District No. One, Maricopa County, Arizona, Hospital Facilities      6/04 at 101         AAA        325,989
                 Refunding Bonds, Series 1992B, 6.250%, 6/01/10

  1,000,000    Hospital District No. One, Maricopa County, Arizona, General Obligation       6/06 at 101           A      1,071,570
                 Bonds, Series 1996, 6.500%, 6/01/17



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

               City of Peoria, Arizona, Improvement District No. 8801 (North Valley
               Power Center), Improvement Bonds:
$   425,000      7.300%, 1/01/12                                                             1/03 at 101         BBB   $    458,635
    460,000      7.300%, 1/01/13                                                             1/03 at 101         BBB        496,404

    300,000    City of Phoenix, Arizona, Junior Lien Street and Highway User Revenue         7/02 at 102          A+        323,556
                 Refunding Bonds, Series 1992, 6.250%, 7/01/11

               Pinal County, Arizona, Certificates of Participation, Series 1994:
    300,000      6.375%, 6/01/06                                                             6/02 at 101          AA        323,154
    200,000      6.500%, 6/01/09                                                             6/02 at 101          AA        216,140

  2,050,000    Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100           A      2,108,425
                 Bonds, Series Y of 1996, 5.500%, 7/01/36

  1,200,000    Puerto Rico Highway and Transportation Authority, Transportation              7/08 at 101           A      1,139,856
                 Revenue Bonds, Series A, 5.000%, 7/01/38

  2,350,000    Puerto Rico Public Buildings Authority, Government Facilities             7/07 at 101 1/2           A      2,336,206
                  Revenue Bonds, Series B, Guaranteed by the Commonwealth of
                  Puerto Rico, 5.250%, 7/01/21

    850,000    City of Tucson, Arizona, Certificates of Participation, Series                7/04 at 100          AA        924,579
                 1994, 6.375%, 7/01/09

    175,000    Business Development Finance Corporation, Tucson, Arizona, Local              7/02 at 102         AAA        188,503
                 Development Lease Revenue Refunding Bonds, Series 1992,
                 6.250%, 7/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 1.7%

    500,000    City of Phoenix, Arizona, Airport Revenue Bonds, Series 1994D,                7/04 at 102         AAA        547,510
                 6.400%, 7/01/12 (Alternative Minimum Tax)

  1,000,000    City of Phoenix, Arizona, Civic Improvement Corporation, Senior               7/08 at 101         AAA        975,050
                  Lien Airport Revenue Bonds, Series 1998A, 5.000%, 7/01/25

    500,000    Tucson, Arizona, Airport Authority Inc., Revenue Bonds, Series                6/00 at 102         AAA        526,055
                 1990B, 7.125%, 6/01/15 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 18.5%

    300,000    Arizona Health Facilities Authority, Hospital System Revenue Refunding        9/03 at 100         AAA        327,528
                 Bonds (Phoenix Baptist Hospital and Medical Center, Inc. and Medical
                 Environments, Inc.), Series 1992, 6.250%, 9/01/11

    200,000    Arizona Municipal Financing Program, Certificates of Participation,          No Opt. Call         AAA        248,170
                 Series 20, 7.700%, 8/01/10

    300,000    Arizona Board of Regents, Arizona State University, System Revenue            7/02 at 101         Aaa        329,904
                 Bonds, Series 1989, 7.000%, 7/01/15 (Pre-refunded to 7/01/02)

               Sedona-Oak Creek Joint Unified School District No. 9 of Coconino and
               Yavapai Counties, Arizona, School Improvement Bonds, Project
                 of 1992, Series 1992A:
    250,000      6.700%, 7/01/06 (Pre-refunded to 7/01/01)                                   7/01 at 101       A-***        267,085
    250,000      6.750%, 7/01/07 (Pre-refunded to 7/01/01)                                   7/01 at 101       A-***        267,333

    385,000    The Industrial Development Authority of the City of Glendale,                 5/06 at 102         AAA        429,622
                 Arizona, Revenue Bonds, Midwestern University, Series 1996A,
                 6.000%, 5/15/16 (Pre-refunded to 5/15/06)

    345,000    Maricopa County, Arizona, Hospital Revenue Bonds, Series 1980                No Opt. Call         AAA        421,649
                 (St. Luke's Hospital Medical Center), 8.750%, 2/01/10

 16,300,000    The Industrial Development Authority of the County of Maricopa,              No Opt. Call         AAA      6,992,863
                 Arizona, Single Family Mortgage Revenue Bonds, Series 1984,
                 0.000%, 2/01/16

    270,000    Peoria Unified School District No. 11 of Maricopa County, Arizona,            7/01 at 101         AAA        287,061
                 School Improvement and Refunding Bonds, Series 1992, 6.400%,
                 7/01/10 (Pre-refunded to 7/01/01)

    265,000    Kyrene Elementary School District No. 28 of Maricopa County,                  7/02 at 100         AAA        281,406
                 Arizona, School Improvement Bonds, Project of 1990, Series 1993E,
                 6.000%, 7/01/12 (Pre-refunded to 7/01/02)

    190,000    Chandler Unified School District No. 80 of Chandler County, Arizona,          7/11 at 100         AAA        217,392
                 School Improvement and Refunding Bonds, Series 1994, 6.250%,
                 7/01/11 (Pre-refunded to 7/01/11)

    700,000    Peoria Municipal Development Authority, Inc., Municipal Facilities            7/99 at 102         AAA        716,275
                 Revenue Bonds, Series 1991, 7.000%, 7/01/10 (Pre-refunded to 7/01/99)

          Portfolio of Investments
          Nuveen Flagship Arizona Municipal Bond Fund (continued)
          May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

 $1,000,000    City of Phoenix, Arizona, Civic Improvement Corporation, Junior               7/06 at 100        Aaa      $1,078,380
                 Lien Water System Revenue Bonds, Series 1996, 5.600%,
                 7/01/18 (Pre-refunded to 7/01/06)

    500,000    City of Phoenix, Arizona, Senior Lien Street and Highway User                 7/02 at 102       AA***        544,780
                Revenue Bonds, Series 1992,  6.250%, 7/01/11

    460,000    Pima County, Arizona, Sewer Revenue Refunding Bonds, Series 1991,             7/01 at 101         AAA        492,278
                6.750%, 7/01/15 (Pre-refunded to 7/01/01)

  1,925,000    Tatum Ranch Community Facilities District, Arizona, General                   7/02 at 102        A***      2,124,661
                Obligation Bonds, Series 1991A, 6.875%, 7/01/16
                (Pre-refunded to 7/01/02)

    420,000    Tempe Union High School District No. 213 of Maricopa County,                  7/04 at 101         AAA        459,837
                Arizona, School Improvement and Refunding Bonds, Series 1994,
                6.000%, 7/01/12 (Pre-refunded to 7/01/04)

 11,570,000    Tucson and Pima County Industrial Development Authorities, Single            No Opt. Call         AAA      5,362,926
                Family Mortgage Bonds, 0.000%, 12/01/14

    500,000    City of Tucson, Arizona, General Obligation Bonds, Series 1984-G,             7/04 at 101         AAA        553,115
                6.250%, 7/01/18 (Pre-refunded to 7/01/04)

     75,000    Business Development Finance Corporation, Tucson, Arizona, Local              7/02 at 102         AAA         81,518
                Development Lease Revenue Refunding Bonds, Series 1992, 6.250%,
                7/01/12 (Pre-refunded to 7/01/02)

    390,000    City of Tucson, Arizona, Water System Revenue Bonds, Series                   7/06 at 101         AAA        432,896
                1994-A, 6.000%, 7/01/21 (Pre-refunded to 7/01/06)
----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 6.4%

    500,000    Central Arizona Water Conservation District (Central Arizona                 No Opt. Call         AA-        534,345
                Project), Contract Revenue Refunding Bonds, Series 1993A,
                5.500%, 11/01/10

      5,000    Central Arizona Water Conservation District (Central Arizona                  5/01 at 102         AA-          5,320
                Project), Contract Revenue Bonds, Series 1991B, 6.500%, 11/01/11

  2,000,000    Coconino County, Arizona, Pollution Control Corporation,                     10/06 at 102         BBB      2,147,480
                Pollution Control Revenue Bonds (Nevada Power Company Project),
                Series 1996, 6.375%, 10/01/36 (Alternative Minimum Tax)

    500,000    Mohave County, Arizona, Industrial Development Authority,                     2/00 at 101         AA-        514,680
                Industrial Development Revenue Bonds (Citizens Utilities
                Company Project), Series 1991B, 7.150%, 2/01/26 (Alternative
                Minimum Tax

    500,000    The Industrial Development Authority of the County of Mohave,                11/03 at 101         AA-        536,530
                Arizona, Industrial Development Revenue Bonds, 1994 Series
                (Citizens Utilities Company Projects), 6.600%, 5/01/29
                (Alternative Minimum Tax)

    210,000    The Industrial Development Authority of the County of Pima,                   1/02 at 103         AAA        230,660
                Arizona, Industrial Development Lease Obligation Refunding
                Revenue Bonds, 1988 Series A (Irvington  Project), 7.250%,
                7/15/10

  2,000,000    Puerto Rico Electric Power Authority, Power Revenue Refunding             7/08 at 101 1/2        BBB+      1,857,380
                Bonds, Series EE, 4.750%, 7/01/24

    200,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series         7/07 at 101 1/2         AAA        203,418
                AA, 5.375%, 7/01/27

    500,000    Salt River Project Agricultural Improvement and Power District,              No Opt. Call          AA        544,040
                Arizona, Electric System Revenue Refunding Bonds, Series 1993A,
                5.750%, 1/01/10

  1,000,000    The Industrial Development Authority of the County of Yavapai,                6/07 at 101         AA-      1,015,870
                Arizona, Industrial Development Revenue Bonds (Citizens Utilities
                Company Project), Series 1998, 5.450%, 6/01/33
                (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 4.8%

    175,000    Wastewater Management Authority of Arizona, Wastewater Treatment              7/02 at 102         AAA        187,037
                Financial Assistance Revenue Bonds, Series 1992A, 5.950%, 7/01/12

    250,000    Wastewater Management Authority of Arizona, Wastewater Treatment              7/05 at 102         AAA        264,470
                Financial Assistance Revenue Bonds, Series 1995, 5.750%, 7/01/15

  1,750,000    City of Chandler, Arizona, Water and Sewer Revenue Refunding                  7/01 at 101         AAA      1,868,230
                Bonds, Series 1991, 6.750%, 7/01/06

               City of Cottonwood, Arizona, Sewer Revenue Refunding Bonds,
                Series 1992:

    500,000     6.900%, 7/01/03                                                              7/02 at 101         BBB        538,275
    100,000     7.000%, 7/01/06                                                              7/02 at 101         BBB        107,512
    100,000     7.000%, 7/01/07                                                              7/02 at 101         BBB        107,094

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

$    610,000   The Industrial Development Authority of the County of Maricopa,              12/07 at 102         AAA   $    610,238
                 Water System Improvement Revenue Bonds (Chaparral City Water
                 Company Project), Series 1997A, 5.400%, 12/01/22 (Alternative
                 Minimum Tax)
     540,000   Pima County, Arizona, Sewer Revenue Refunding Bonds, Series 1991,             7/01 at 101         AAA        575,018
                 6.750%, 7/01/15
     800,000   Sedona, Arizona, Sewer Revenue Refunding Bonds, Series 1992,                  7/04 at 101        BBB+        869,991
                 7.000%, 7/01/12
     500,000   City of Tucson, Arizona, Water System Revenue Bonds, Series 1991,             7/01 at 102          A+        536,954
                 6.700%, 7/01/12
------------------------------------------------------------------------------------------------------------------------------------
$135,865,000   Total Investments  -- (cost $108,460,415)  -- 98.7%                                                      117,028,652
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities  -- 1.3%                                                                     1,562,695
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets  -- 100%                                                                                     $118,591,347
               =====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**    Ratings (not covered by the report of independent public accountants):
      Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.


                                 See accompanying notes to financial statements.

                 Portfolio of Investments
                 Nuveen Flagship Colorado Municipal Bond Fund
                 May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 6.5%

$   300,000    Colorado Student Obligation Bond Authority, Student Loan                      9/00 at 100           A     $  308,865
                Revenue Bonds, 1991 Series A3, 7.250%, 9/01/05 (Alternative
                Minimum Tax)

    240,000    Colorado Student Obligation Bond Authority, Student Loan                      9/02 at 102           A        254,640
                Revenue Bonds, 1992 Series C, 7.150%, 9/01/06 (Alternative
                Minimum Tax)

  1,500,000    Hyland Hills Park and Recreation District, Adams County,                     12/06 at 101         N/R      1,614,345
                Colorado Special Revenue Refunding and Improvement Bonds,
                Series 1996A, 6.750%, 12/15/15

    900,000    Board of Trustees of the University of Northern Colorado,                     6/08 at 100         AAA        876,807
                Auxiliary Facilities System Revenue Refunding Bonds,
                Series 1998A, 5.000%, 6/01/24
------------------------------------------------------------------------------------------------------------------------------------
               Health Care - 12.2%

    500,000    Colorado Health Facilities Authority, Revenue Bonds (Catholic                12/07 at 101          AA        480,845
                Health Initiatives), Series 1997A, 5.125%, 12/01/22

    750,000    Colorado Health Facilities Authority, Hospital Revenue Bonds                  9/08 at 100        Baa1        721,170
                (Parkview Medical Center, Inc. Project), Series 1998, 5.300%, 9/01/25

  2,500,000    Colorado Health Facilities Authority, Revenue Bonds (Steamboat                9/09 at 101         N/R      2,454,625
                Springs Health Care Association Project), Series 1999, 5.700%, 9/15/23

               Board of Trustees for the Gunnison Valley Hospital, Gunnison County, Colorado,
               Hospital Revenue:
    325,000     5.300%, 7/01/10                                                              7/08 at 101         N/R        321,389
    275,000     5.350%, 7/01/11                                                              7/08 at 101         N/R        270,782
  1,250,000     5.625%, 7/01/23                                                              7/08 at 101         N/R      1,212,263

    250,000    County of Pueblo, Colorado, Insured Hospital Refunding Revenue                9/01 at 101         AAA        269,320
                Bonds (Parkview Episcopal Medical Center, Inc. Project),
                Series 1991A, 7.000%, 9/01/09
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 23.4%
  1,500,000    Colorado Housing and Finance Authority, Multi-Family Housing                 10/06 at 102         AA+      1,590,195
                Insured Mortgage Revenue Bonds, 1996 Series C3, 6.250%, 10/01/38

  1,150,000    Colorado Housing and Finance Authority, Multi-Family Housing              4/07 at 101 1/2         AA+      1,208,179
                Insured Mortgage Revenue Bonds, 1997 Series B2, 5.900%, 10/01/38
                (Alternative Minimum Tax)

    460,000    Colorado Housing and Finance Authority, Multi-Family Housing                  4/05 at 102         AA+        493,980
                Insured Mortgage Revenue Bonds, 1995 Series A, 6.650%, 10/01/28
                (Alternative Minimum Tax)

  1,265,000    Colorado Housing and Finance Authority, Multi-Family Housing                 10/07 at 102         AA+      1,309,768
                Insured Mortgage Revenue Bonds, 1997 Series C2, 5.750%, 10/01/39
                (Alternative Minimum Tax)

  1,215,000    Colorado Housing and Finance Authority, Multi-Family Housing                 10/08 at 101         AA+      1,225,425
                Insured Mortgage Revenue Bonds, 1998 Series B2, 5.450%, 10/01/28
                (Alternative Minimum Tax)

  2,000,000    City and County of Denver, Colorado, Multi-Family Housing                    10/07 at 102         AAA      2,060,840
                Revenue Bonds (FHA-Insured Mortgage Loan - The Boston Lofts Project),
                Series 1997A, 5.850%, 10/01/38 (Alternative Minimum Tax)

  1,000,000    City and County of Denver, Colorado, Multi-Family Housing                     5/07 at 102         AAA      1,022,000
                Revenue Bonds (FHA-Insured Mortgage Loan - The Buerger Brothers and
                Denver Fire Clay Lofts Project), Series 1997A, 5.700%, 11/01/28
                (Alternative Minimum Tax)

  1,000,000    City and County of Denver, Colorado, Multi-Family Housing                     7/08 at 102         AAA        999,950
                Mortgage Revenue Bonds (FHA-Insured Mortgage Loan - Garden Court
                Community), Series 1998, 5.300%, 7/01/28

  1,000,000    City of Lakewood, Colorado, Multi-Family Housing Mortgage                    10/05 at 102         AAA      1,077,740
                Revenue Bonds (FHA-Insured Mortgage Loan - The Heights by Marston
                Lake Project), Series 1995, 6.650%, 10/01/25 (Alternative Minimum Tax)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 2.8%

$   185,000    Colorado Housing and Finance Authority, Single Family Program                 8/01 at 102         AA+     $  192,783
                Senior Bonds, 1991 Issue C-2 (Federally Insured or Guaranteed
                Mortgage Loans), 7.375%, 8/01/23 (Alternative Minimum Tax)

    850,000    Colorado Housing and Finance Authority, Single Family Housing                No Opt. Call         Aa1        550,783
                Revenue Refunding Bonds, 1991 Series A, 0.000%, 11/01/06

    100,000    Commerce City, Colorado, Single Family Mortgage Revenue Refunding             3/02 at 101         Aaa        104,012
                Bonds, 1992 Series A, 6.875%, 3/01/12

    115,000    Pueblo County, Colorado, Single Family Mortgage Revenue Bonds                 6/02 at 102         AA-        121,961
                (GNMA and FNMA Mortgage-Backed Securities Program), Series 1994A,
                6.850%, 12/01/25

    300,000    Pueblo County, Colorado, Single Family Mortgage Revenue Refunding            11/04 at 102         AAA        321,912
                Bonds (GNMA and FNMA Mortgage-Backed Securities Program), Series
                1994A, 7.050%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 2.3%

  1,000,000    Colorado Health Facilities Authority, First Mortgage Revenue Bonds            1/07 at 101         N/R      1,071,800
                (Christian Living Campus - Johnson Center Nursing Facility Refunding
                Project), Series 1997A, 7.050%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 4.2%

    450,000    Cherry Creek Vista Park and Recreation District, Colorado, General           10/02 at 100         N/R        474,201
                Obligation Refunding and Improvement Bonds, Series 1992B,
                6.875%, 10/01/11

    500,000    El Paso School District No. RJ-1, El Paso and Elbert Counties,               12/04 at 100         AA-        556,815
                Colorado, General Obligation Bonds, Series 1995, 6.800%, 12/01/14

    250,000    Pitkin County, Colorado, General Obligation Open Space Refunding             12/04 at 102          A2        282,073
                and Improvement Bonds, Series 1994, 6.875%, 12/01/24

    500,000    Commonwealth of Puerto Rico, General Obligation Public Improvement            7/08 at 101           A        479,640
                Bonds, Series 1998, 5.000%, 7/01/28

    190,000    Valley Metropolitan District, Colorado, Jefferson County, General            12/00 at 101        Baa2        200,070
                Obligation Refunding Bonds, Series 1992, 7.000%, 12/15/06
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 3.8%

    500,000    City of Fort Collins, Colorado, Lease Certificates of                        12/08 at 100         AAA        494,530
                Participation (Civic Center Facilities Project), Series 1998,
                5.125%, 12/01/18

    175,000    Jefferson County, Colorado, Refunding Certificates of                        12/02 at 102         AAA        192,903
                Participation, 6.650%, 12/01/08

    300,000    Puerto Rico Public Buildings Authority, Government Facilities             7/07 at 101 1/2           A        298,239
                Revenue Bonds, Series B, Guaranteed by the Commonwealth of
                Puerto Rico, 5.250%, 7/01/21

    750,000    City of Woodland Park, Colorado, Limited Sales Tax Refunding                 12/03 at 101          AA        812,258
                Bonds, Series 1994B, 6.400%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 11.2%

    750,000    City and County of Denver, Colorado, Airport System Revenue Bonds,           11/07 at 101         AAA        753,885
                Series 1997E, 5.250%, 11/15/17

    500,000    City and County of Denver, Colorado, Special Facilities Airport              10/02 at 102        Baa3        531,860
                Revenue Bonds (United Air Lines Project), Series 1992A, 6.875%,
                10/01/32 (Alternative Minimum Tax)

  1,005,000    E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,               9/09 at 100         AAA        935,786
                Series 1997A, 4.750%, 9/01/23

  6,790,000    E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,              No Opt. Call         AAA      1,978,334
                Series 1997B, 0.000%, 9/01/22

  1,000,000    Eagle County Air Terminal Corporation, Airport Terminal Project               5/06 at 101         N/R      1,075,680
                Revenue Bonds, Series 1996, 7.500%, 5/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 30.9%

  4,300,000    E-470 Public Highway Authority, Capital Improvement Trust Fund           8/05 at 95 29/32         Aaa      3,147,256
                Highway Revenue Bonds, Senior Bonds of Arapahoe County, Colorado,
                0.000%, 8/31/06 (Pre-refunded to 8/31/05)

  6,500,000    Arapahoe County, Colorado, Single Family Mortgage Revenue Bonds,             No Opt. Call         AAA      3,810,625
                Series 1984A, 0.000%, 9/01/10

    300,000    Colorado Health Facilities Authority, Revenue Bonds (Rose Medical             8/01 at 102         AAA        326,334
                Center), Series 1991, 7.000%, 8/15/21 (Pre-refunded to 8/15/01)

                 Portfolio of Investments
                 Nuveen Flagship Colorado Municipal Bond Fund (continued) May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   500,000    Colorado Housing Finance Authority, Single Family Revenue Bonds,             No Opt. Call         Aaa    $   233,710
                1985 Series A, 0.000%, 9/01/14

  3,500,000    Colorado Health Facilities Authority, Retirement Facilities                  No Opt. Call         AAA        863,975
                (Liberty Heights), 0.000%, 7/15/24

    900,000    City of Colorado Springs, Colorado, Utilities System Revenue                 No Opt. Call         AAA      1,067,760
                Bonds, Series 1978B, 6.600%, 11/15/18

    250,000    City and County of Denver, Colorado Industrial Development                    3/01 at 102         AAA        270,865
                Revenue Bonds (University of Denver Project), Series 1991,
                7.500%, 3/01/16 (Pre-refunded to 3/01/01)

    500,000    School District No. 38, County of El Paso and State of Colorado,             12/01 at 101         AAA        542,490
                General Obligation Bonds, Collateralized Project Fixed Rate
                Certificates of Participation (Colorado Association of School
                Boards Lease Purchase Finance Program), Series 1992A, 6.900%, 12/01/13
                (Pre-refunded to 12/01/01)

  3,000,000    El Paso County, Colorado, Single Family Mortgage Revenue Bonds,              No Opt. Call         AAA      1,318,710
                1984 Series A, 0.000%, 9/01/15

    250,000    Fountain Valley Authority, Colorado, Water Treatment Refunding                6/01 at 100       AA***        264,878
                Revenue Bonds, Series 1991, 6.800%, 12/01/19 (Pre-refunded to 6/01/01)

  4,000,000    Mesa County, Colorado, Residual Revenue and Refunding Bonds,                 No Opt. Call         Aaa      2,199,200
                Series 1992, 0.000%, 12/01/11

    300,000    Town of Parker, Colorado, Sales and Use Tax Revenue Improvement              11/00 at 100      N/R***        317,535
                Bonds, Series 1991B, 7.600%, 11/01/10 (Pre-refunded to 11/01/00)

    100,000    Regional Transportation District, Colorado, Sales Tax Revenue                11/00 at 101         AAA        106,082
                Bonds, Series 1990, 7.100%, 11/01/10 (Pre-refunded to 11/01/00)
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 0.3%

    120,000    Colorado Water Resources and Power Development Authority, Small              11/02 at 100         AAA        129,690
                Water Resources Revenue Bonds, 1992 Series A, 6.700%, 11/01/12
------------------------------------------------------------------------------------------------------------------------------------
$60,110,000    Total Investments - (cost $42,821,034) - 97.6%                                                            45,801,763
===========-------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.4%                                                                       1,140,325
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $46,942,088
               =====================================================================================================================


               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

                Portfolio of Investments
                Nuveen Flagship New Mexico Municipal Bond Fund
                May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 1.8%

$ 1,000,000    Lordsburg, New Mexico, Pollution Control Revenue Refunding                    4/03 at 102          A2    $ 1,086,810
                Bonds (Phelps Dodge Corporation Project), Series 1993, 6.500%, 4/01/13
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 15.0%

  1,600,000    New Mexico Educational Assistance Foundation, Student Loan                    4/02 at 102         AAA      1,725,984
                Revenue Bonds, Series 1992A, 6.850%, 4/01/05 (Alternative Minimum Tax)

    400,000    New Mexico Educational Assistance Foundation, Student Loan                   12/02 at 101         Aaa        412,608
                Revenue Bonds, Senior 1992 Series One-A, 6.550%, 12/01/05
                (Alternative Minimum Tax)

    185,000    New Mexico Educational Assistance Foundation, Student Loan                   12/02 at 101           A        193,928
                Revenue Bonds, 1992 Series One, Subordinate 1992 Series One B,
                6.850%, 12/01/05 (Alternative Minimum Tax)

    810,000    New Mexico Educational Assistance Foundation, Student Loan                    6/04 at 102         Aaa        834,899
                Purchase Bonds, Senior 1994 Series II-A, 5.500%, 12/01/07
                (Alternative Minimum Tax)

    750,000    New Mexico Educational Assistance Foundation, Student Loan                   No Opt. Call         Aaa        790,845
                Purchase Bonds, Senior 1995 Series IV-A1, 6.500%, 3/01/04
                (Alternative Minimum Tax)

    435,000    Puerto Rico Industrial, Medical, Educational and Environmental               No Opt. Call        BBB-        456,902
                Pollution Control Facilities Financing Authority, Higher
                Education Revenue Refunding Bonds, 1993 Series A (Catholic University
                of Puerto Rico Project), 5.600%, 12/01/07

               City of Santa Fe, New Mexico, Educational Facilities Revenue
               Improvement and Refunding Revenue Bonds (College of Santa Fe Project),
               Series 1997:
    500,000     6.000%, 10/01/13                                                            10/07 at 100        BBB-        531,095
    500,000     5.875%, 10/01/21                                                            10/07 at 100        BBB-        508,855

    500,000    City of Santa Fe, New Mexico Educational Facilities                          10/07 at 100        BBB-        486,830
                Improvement Revenue Bonds (College of Santa Fe Project),
                Series 1998A, 5.500%, 10/01/28

  3,000,000    Regents of the University of New Mexico, System Revenue                      No Opt. Call          AA      3,327,090
                Refunding Bonds, Series 1992A, 6.000%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
               Health Care - 5.5%

    450,000    City of Albuquerque, New Mexico, Hospital System Revenue                      8/02 at 102         AAA        488,628
                Bonds, 1992 Series A (Presbyterian Healthcare Services),
                6.375%, 8/01/07

  3,000,000    New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds,           6/08 at 101        Baa1      2,911,200
                Series 1998 (Memorial Medical Center Inc. Project), 5.500%, 6/01/28
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 8.0%

  1,000,000    Las Cruces, New Mexico, Housing Development Corporation,                      4/02 at 102           A      1,046,900
                Multi-family Mortgage Revenue Refunding Bonds, Series 1993A,
                6.400%, 10/01/19

    500,000    New Mexico Mortgage Finance Authority, Multi-family Housing                   7/07 at 102         AAA        514,305
                Revenue Bonds (Rio Volcan II Apartments Project), Series 1997,
                5.650%, 7/01/18 (Alternative Minimum Tax)

  2,340,000    Santa Fe Civic Housing Authority, Inc., Multi-family Housing                  8/08 at 100         AAA      2,368,384
                Revenue Bonds (The Tuscany at St. Francis Project), Tax-Exempt
                Series 1998A, 5.500%, 8/01/30 (Alternative Minimum Tax)

  1,000,000    Villa Hermosa Affordable Housing Corporation, New Mexico,                     5/07 at 102         AAA      1,046,360
                Multi-family Revenue Bonds (Villa Hermosa Apartments Project),
                Series 1997, 5.900%, 5/20/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 16.5%

  1,960,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/06 at 102         AAA      2,081,226
                Program Bonds, 1996 Series D1, 6.250%, 7/01/22

  1,430,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/07 at 102         AAA      1,511,181
                Program Bonds, 1996 Series G-2, 6.200%, 7/01/28 (Alternative Minimum Tax)

          Portfolio of Investments
          Nuveen Flagship New Mexico Municipal Bond Fund (continued)
          May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

$ 1,245,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/05 at 102         AAA    $ 1,327,382
                Program Bonds, 1995 Series A, Class D, 6.650%, 7/01/26
                (Alternative Minimum Tax)

     85,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/02 at 102         Aa1         88,293
                Purchase Refunding Senior Bonds, 1992 Series A-1, 6.850%, 7/01/10

    625,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/02 at 102         Aa1        658,813
                Purchase Refunding Senior Bonds, 1992 Series A-2, 6.900%, 7/01/24

  1,500,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/07 at 102         AAA      1,536,915
                Program Bonds, 1997 Series F-2, 5.700%, 7/01/29 (Alternative
                Minimum Tax)

  1,000,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/07 at 102         AAA      1,006,910
                Program Bonds, 1997 Series G-2, 5.400%, 7/01/29 (Alternative
                Minimum Tax)

  1,000,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 1/08 at 102         AAA      1,007,950
                Program Bonds, 1998 Series A-2, 5.450%, 7/01/28 (Alternative
                Minimum Tax)

  1,000,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/08 at 102         AAA        993,970
                Program Bonds, 1998 Series E-2, 5.200%, 7/01/18 (Alternative
                Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 5.7%

  1,500,000    City of Albuquerque, New Mexico, Revenue Refunding Bonds (The                 6/03 at 102         AAA      1,609,170
                Evangelical Lutheran Good Samaritan Society), Series 1993,
                5.900%, 6/01/13

  1,000,000    City of Hobbs, New Mexico, Health Facilities Revenue Bonds,                   5/06 at 102         AAA      1,021,520
                Series 1996 (The Evangelical Lutheran Good Samaritan Society
                Project), 5.500%, 5/01/26

    500,000    Las Cruces, New Mexico, Health Facilities Revenue Refunding                  12/02 at 102         AAA        544,555
                Bonds, Series 1992 (The Evangelical Lutheran Good Samaritan
                Society Project), 6.450%, 12/01/17

    350,000    City of Socorro, New Mexico, Health Facilities Refunding                      5/04 at 102         AAA        381,819
                Revenue Bonds (The Evangelical Lutheran Good Samaritan Society
                Project), Series 1994, 6.000%, 5/01/08
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 3.8%

               Grants/Cibola County School District Number One, Cibola County, New Mexico,
               General Obligation School Building Bonds, Series 1994:
    480,000     6.250%, 5/01/08                                                              5/04 at 100        Baa2        510,187
    510,000     6.250%, 5/01/09                                                              5/04 at 100        Baa2        540,926

    100,000    Commonwealth of Puerto Rico, General Obligation Public                        7/07 at 100           A        100,778
                Improvement Bonds of 1997, 5.375%, 7/01/25

  1,000,000    Commonwealth of Puerto Rico, General Obligation Public                       No Opt. Call           A      1,021,190
                Improvement Bonds of 1998, 5.250%, 7/01/18

    200,000    Torrance County, New Mexico, General Obligation Bonds, Series                 7/00 at 100         N/R        202,598
                1993, 5.500%, 7/01/04
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 24.7%

  1,880,000    City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax                  No Opt. Call         AAA      1,035,936
                Refunding and Improvement Revenue Bonds, Series 1991B, 0.000%, 7/01/11

  1,000,000    City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax                   7/09 at 100          AA        961,220
                Refunding Revenue Bonds, Series 1999B, 5.000%, 7/01/25

  1,000,000    City of Albuquerque, New Mexico Gross Receipts Tax Refunding                  7/09 at 100          AA        931,600
                Revenue Bonds, Series 1999C, 4.750%, 7/01/22

  1,000,000    Bernalillo County New Mexico, Gross Receipts Tax Refunding                   No Opt. Call          AA      1,014,860
                Revenue Bonds, Series 1998, 5.200%, 4/01/21

  1,050,000    Dona Ana County, New Mexico, Gross Receipts Tax Refunding and                 6/03 at 102          AA      1,142,726
                Improvement Revenue Bonds, Series 1993, 6.000%, 6/01/19

  1,000,000    Dona Ana County, New Mexico, Gross Receipts Tax Refunding and                No Opt. Call         Aaa      1,056,230
                Improvement Revenue Bonds, Subordinate Series 1998, 5.500%, 6/01/16

    250,000    Las Cruces, New Mexico, Gross Receipts Tax Revenue Refunding                 12/02 at 101           A        268,210
                Bonds, Series 1992, 6.250%, 12/01/05

               Puerto Rico Highway and Transportation Authority, Highway
               Revenue Bonds, Series Y of 1996:
  3,550,000     5.500%, 7/01/36                                                              7/16 at 100           A      3,651,175
    750,000     5.000%, 7/01/36                                                              7/16 at 100           A        723,623

  4,000,000    Santa Fe County, New Mexico, Correctional System Revenue                     No Opt. Call         AAA      4,488,640
                Bonds, Series 1997, 6.000%, 2/01/27

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*    Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 1.7%

 $1,000,000    City of Albuquerque, New Mexico, Airport Revenue Bonds, Series                7/00 at 105          AAA   $ 1,075,060
                 1995A, 6.600%, 7/01/16 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 7.9%

  2,370,000    City of Albuquerque, New Mexico, Gross Receipts/Lodgers Tax                  No Opt. Call          AAA     1,327,698
                 Refunding and Improvement Revenue Bonds, Series 1991B, 0.000%,
                 7/01/11

    250,000    City of Albuquerque, New Mexico, Joint Water and Sewer System                 7/00 at 100          AAA       257,158
                 Revenue Bonds, Series 1990 A, 6.000%, 7/01/15 (Pre-refunded to
                 7/01/00)

     90,000    Las Cruces, New Mexico, Joint Utility Refunding and Improvement               7/02 at 102        A1***        98,060
                 Revenue Bonds, Series 1992, 6.250%, 7/01/12

               Rio Grande Natural Gas Association, Dona Ana County, New Mexico, Natural
               Gas System Refunding and Improvement Revenue Bonds, Series 1993:
    100,000      6.000%, 7/01/07 (Pre-refunded to 7/01/03)                                   7/03 at 100        A3***       107,028
  1,000,000      6.125%, 7/01/13 (Pre-refunded to 7/01/03)                                   7/03 at 100        A3***     1,074,940

               Sandoval County, New Mexico, Gross Receipts Tax / Fire District
               Revenue Bonds, Series 1993:
    225,000      6.600%, 12/01/04 (Pre-refunded to 12/01/99)                                12/99 at 100       N/R***       229,298
    200,000      6.900%, 12/01/07 (Pre-refunded to 12/01/99)                                12/99 at 100       N/R***       204,120

    375,000    Sandoval County, New Mexico, Gross Receipts Tax Revenue                      11/02 at 102      Baa1***       416,085
                Refunding Bonds, Series 1992, 6.900%, 11/01/12 (Pre-refunded to 11/01/02)

    130,000    Sandoval County, New Mexico, Gross Receipts Tax Revenue                      12/02 at 102      Baa1***       142,825
                Refunding Bonds, Series 1992A, 6.500%, 12/01/06 (Pre-refunded to 12/01/02)

    500,000    Sandoval County, New Mexico, Gross Receipts Tax Revenue Bonds,               11/05 at 101       N/R***       586,205
                Subordinate Series 1994, 7.150%, 11/01/10 (Pre-refunded to
                11/01/05)

    327,000    Santa Fe County, New Mexico, Office and Training Facilities                  No Opt. Call          Aaa       427,804
                Project Revenue Bonds, Series 1990, 9.000%, 7/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 6.8%

    985,000    City of Farmington, New Mexico, Pollution Control Revenue                    12/02 at 102          AAA     1,072,754
                Refunding Bonds, 1992 Series A (Public Service Company of New
                Mexico, San Juan and Four Corners Projects), 6.375%, 12/15/22

  1,000,000    City of Farmington, New Mexico, Pollution Control Refunding                   4/09 at 102          AAA       976,040
                Revenue Bonds (Southern California Edison Company Four Corners
                Project), 1999 Series A, 5.125%, 4/01/29

  1,000,000    City of Las Cruces, New Mexico, South Central Solid Waste                     6/05 at 100            A     1,044,230
                Authority, Environmental Services Gross Receipts Tax/Project
                Revenue Bonds, Series 1995, 6.000%, 6/01/16

  1,000,000    Incorporated County of Los Alamos, New Mexico, Utility System                 7/04 at 102          AAA     1,086,100
                Revenue Bonds, Series 1994A, 6.000%, 7/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 1.3%

  1,000,000    City of Albuquerque, New Mexico, Joint Water and Sewer System                No Opt. Call          AAA       692,659
                Revenue Bonds, Series 1990 A, 0.000%, 7/01/07

    100,000    City of Grants, New Mexico, Joint Water and Sewer Utility                     7/99 at 106         Baa3       105,897
                Refunding and Improvement Revenue Bonds, Series 1993, 5.600%,
                1/01/08
-----------------------------------------------------------------------------------------------------------------------------------
$60,587,000    Total Investments - (cost $57,714,529) - 98.7                                                             61,075,187
===========    --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.3%                                                                         832,741
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $61,907,928
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

               Statement of Net Assets
               May 31, 1999


                                                                           Arizona       Colorado     New Mexico
----------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)         $117,028,652    $45,801,763    $61,075,187
Cash                                                                            --        487,653             --
Receivables:
  Fund manager (note 6)                                                         --            339             --
  Interest                                                               1,931,742        501,732      1,212,942
  Investments sold                                                       2,240,817         10,115             --
  Shares sold                                                              124,179        189,267         93,601
Other assets                                                               109,083         95,267        105,796
----------------------------------------------------------------------------------------------------------------
       Total assets                                                    121,434,473     47,086,136     62,487,526
----------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                             407,546             --        284,473
Payables:
  Investments purchased                                                  1,894,327             --             --
  Shares redeemed                                                          278,100         25,995        143,526
Accrued expenses:
  Management fees (note 6)                                                  12,864             --         29,021
  12b-1 distribution and service fees (notes 1 and 6)                       21,951         11,357         13,284
  Other                                                                     23,775         34,854         31,504
Dividends payable                                                          204,563         71,842         77,790
----------------------------------------------------------------------------------------------------------------
       Total liabilities                                                 2,843,126        144,048        579,598
----------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                   $118,591,347    $46,942,088    $61,907,928
================================================================================================================
Class A Shares (note 1)
Net assets                                                            $ 86,451,615    $39,189,178    $56,314,794
Shares outstanding                                                       7,685,510      3,669,777      5,323,124
Net asset value and redemption price per share                        $      11.25    $     10.68    $     10.58
Offering price per share (net asset value per share plus maximum
  sales charge of 4.20% of offering price)                            $      11.74    $     11.15    $     11.04
================================================================================================================
Class B Shares (note 1)
Net assets                                                            $  4,180,287    $ 4,424,454    $ 2,721,154
Shares outstanding                                                         371,950        413,680        257,343
Net asset value, offering and redemption price per share              $      11.24    $     10.70    $     10.57
================================================================================================================
Class C Shares (note 1)
Net assets                                                            $  6,425,618    $ 2,464,350    $ 2,393,400
Shares outstanding                                                         571,440        230,941        226,284
Net asset value, offering and redemption price per share              $      11.24    $     10.67    $     10.58
================================================================================================================
Class R Shares (note 1)
Net assets                                                            $ 21,533,827    $   864,106    $   478,580
Shares outstanding                                                       1,914,576         80,865         45,146
Net asset value, offering and redemption price per share              $      11.25    $     10.69    $     10.60
================================================================================================================

                                 See accompanying notes to financial statements.
24

               Statement of Operations
               Year Ended May 31,1999

                                                                            Arizona     Colorado    New Mexico
--------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                              $ 6,546,903   $2,508,406   $ 3,354,965
--------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                    654,071      247,714       336,445
12b-1 service fees - Class A (notes 1 and 6)                                175,649       78,533       113,081
12b-1 distribution and service fees - Class B (notes 1 and 6)                28,034       30,378        20,117
12b-1 distribution and service fees - Class C (notes 1 and 6)                50,336       12,612        15,270
Shareholders' servicing agent fees and expenses                              74,585       16,625        22,873
Custodian's fees and expenses                                                63,163       37,344        44,937
Trustees' fees and expenses (note 6)                                          2,949        1,331         1,872
Professional fees                                                            12,923       16,207        11,880
Shareholders' reports - printing and mailing expenses                        46,862       48,481        42,328
Federal and state registration fees                                           7,449        4,759         4,954
Other expenses                                                                7,278        2,311         3,414
--------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement      1,123,299      496,295       617,171
  Custodian fee credit (note 1)                                                (825)      (1,662)       (2,529)
  Expense reimbursement (note 6)                                           (113,607)     (33,939)      (36,645)
--------------------------------------------------------------------------------------------------------------
Net expenses                                                              1,008,867      460,694       577,997
--------------------------------------------------------------------------------------------------------------
Net investment income                                                     5,538,036    2,047,712     2,776,968
--------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 4)              935,923      511,179       514,535
Net change in unrealized appreciation or depreciation of investments     (1,936,011)    (996,714)   (1,120,839)
--------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                         (1,000,088)    (485,535)     (606,304)
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $ 4,537,948   $1,562,177   $ 2,170,664
==============================================================================================================

                       See accompanying notes to financial statements.
25

               Statement of Changes in Net Assets

                                                       Arizona                     Colorado                   New Mexico
                                             ---------------------------   -------------------------   -------------------------
                                               Year Ended     Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                  5/31/99        5/31/98       5/31/99       5/31/98       5/31/99       5/31/98
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                        $  5,538,036   $  5,346,805   $ 2,047,712   $ 1,744,521   $ 2,776,968   $ 2,580,223
Net realized gain from investment
  transactions (notes 1 and 4)                    935,923        546,400       511,179       231,489       514,535       184,412
Net change in unrealized appreciation
  or depreciation of investments               (1,936,011)     4,023,073      (996,714)    1,920,494    (1,120,839)    2,447,338
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations      4,537,948      9,916,278     1,562,177     3,896,504     2,170,664     5,211,973
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                      (4,101,755)    (4,135,375)   (1,812,447)   (1,680,403)   (2,560,974)   (2,506,960)
  Class B                                        (114,786)       (22,463)     (122,188)      (41,768)      (79,582)      (37,062)
  Class C                                        (278,780)      (172,117)      (66,954)      (14,892)      (81,442)      (25,798)
  Class R                                      (1,045,871)    (1,018,591)      (42,768)      (33,606)      (22,648)      (16,170)
From accumulated net realized gains
  from investment transactions:
  Class A                                        (412,344)      (132,275)     (108,785)           --            --            --
  Class B                                         (13,676)          (677)       (8,851)           --            --            --
  Class C                                         (32,343)        (5,284)       (4,777)           --            --            --
  Class R                                        (101,198)       (31,231)       (2,536)           --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders                (6,100,753)    (5,518,013)   (2,169,306)   (1,770,669)   (2,744,646)   (2,585,990)
--------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares               18,304,296     17,232,021    12,388,138     9,498,060     8,678,647     9,586,060
Net proceeds from shares issued to
  shareholders due to reinvestment
  of distributions                              2,660,537      2,750,177       854,120       881,170     1,006,025     1,454,066
--------------------------------------------------------------------------------------------------------------------------------
                                               20,964,833     19,982,198    13,242,258    10,379,230     9,684,672    11,040,126
Cost of shares redeemed                       (15,184,364)   (15,141,453)   (6,264,853)   (4,121,233)   (5,522,676)   (7,327,443)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  from Fund share transactions                  5,780,469      4,840,745     6,977,405     6,257,997     4,161,996     3,712,683
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                      4,217,664      9,239,010     6,370,276     8,383,832     3,588,014     6,338,666
Net assets at the beginning of year           114,373,683    105,134,673    40,571,812    32,187,980    58,319,914    51,981,248
--------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                $118,591,347   $114,373,683   $46,942,088   $40,571,812   $61,907,928   $58,319,914
================================================================================================================================
Balance of undistributed/(over-distributed)
  net investment income at end of year       $      2,794   $      5,950   $       649   $    (2,706)  $    36,803   $     4,481
================================================================================================================================

                                 See accompanying notes to financial statements.
26

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Arizona Municipal Bond Fund ("Arizona"), the Nuveen Flagship Colorado Municipal Bond Fund ("Colorado") and the Nuveen Flagship New Mexico Municipal Bond Fund ("New Mexico") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1999, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1999.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                                  Arizona
                                                                        -----------------------------------------------------------
                                                                                 Year Ended                      Year Ended
                                                                                   5/31/99                         5/31/98
                                                                       ----------------------------     --------------------------
                                                                           Shares            Amount         Shares          Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                1,012,200      $ 11,573,874        939,381    $ 10,594,838
 Class B                                                                  263,892         3,014,513        119,506       1,355,584
 Class C                                                                  128,946         1,472,159        316,012       3,587,493
 Class R                                                                  196,220         2,243,750        150,054       1,694,106
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  151,919         1,743,724        175,183       1,969,412
 Class B                                                                    3,175            36,412          1,093          12,309
 Class C                                                                   12,655           145,186         10,523         118,375
 Class R                                                                   64,055           735,215         57,709         650,081
----------------------------------------------------------------------------------------------------------------------------------
                                                                        1,833,062        20,964,833      1,769,461      19,982,198
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (1,018,708)      (11,664,214)    (1,120,408)    (12,656,620)
 Class B                                                                  (37,352)         (424,518)       (10,128)       (112,911)
 Class C                                                                 (125,596)       (1,433,816)       (62,551)       (705,918)
 Class R                                                                 (145,051)       (1,661,816)      (147,567)     (1,666,004)
----------------------------------------------------------------------------------------------------------------------------------
                                                                       (1,326,707)      (15,184,364)    (1,340,654)    (15,141,453)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                              506,355      $  5,780,469        428,807    $  4,840,745
==================================================================================================================================

                                                                                           Colorado
                                                                       -------------------------------------------------
                                                                             Year Ended                Year Ended
                                                                               5/31/99                   5/31/98
                                                                       -----------------------   -----------------------
                                                                          Shares        Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                               671,535   $ 7,279,788     681,355   $ 7,321,628
   Class B                                                               267,870     2,914,260     107,622     1,152,203
   Class C                                                               181,898     1,970,240      70,146       756,209
   Class R                                                                20,587       223,850      25,721       268,020
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                65,037       707,625      76,970       817,880
   Class B                                                                 7,439        81,081       2,159        22,985
   Class C                                                                 2,392        26,018         752         8,060
   Class R                                                                 3,619        39,396       3,027        32,245
------------------------------------------------------------------------------------------------------------------------
                                                                       1,220,377    13,242,258     967,752    10,379,230
------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                              (516,805)   (5,592,710)   (385,803)   (4,121,180)
   Class B                                                               (15,048)     (162,708)         (5)          (53)
   Class C                                                               (34,394)     (371,975)         --            --
   Class R                                                               (12,716)     (137,460)         --            --
------------------------------------------------------------------------------------------------------------------------
                                                                        (578,963)   (6,264,853)   (385,808)   (4,121,233)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                             641,414   $ 6,977,405     581,944   $ 6,257,997
========================================================================================================================

                                                                                           New Mexico
                                                                       -------------------------------------------------
                                                                              Year Ended                 Year Ended
                                                                                5/31/99                   5/31/98
                                                                       -----------------------   -----------------------
                                                                          Shares        Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                               564,095   $ 6,050,839     698,030   $ 7,365,655
   Class B                                                               139,498     1,495,072      79,732       842,865
   Class C                                                               105,480     1,131,654     123,525     1,304,991
   Class R                                                                   101         1,082       6,637        72,549
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                85,290       915,668     136,279     1,420,855
   Class B                                                                 3,639        39,054       1,262        13,257
   Class C                                                                 3,293        35,364         525         5,545
   Class R                                                                 1,481        15,939       1,369        14,409
------------------------------------------------------------------------------------------------------------------------
                                                                         902,877     9,684,672   1,047,359    11,040,126
------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                              (476,600)   (5,099,274)   (686,757)   (7,182,281)
   Class B                                                               (17,756)     (189,721)    (13,762)     (145,162)
   Class C                                                               (21,822)     (233,573)         --            --
   Class R                                                                   (10)         (108)         --            --
------------------------------------------------------------------------------------------------------------------------
                                                                        (516,188)   (5,522,676)   (700,519)   (7,327,443)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                             386,689   $ 4,161,996     346,840   $ 3,712,683
========================================================================================================================

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1999, to shareholders of record on June 9, 1999, as follows:

                        Arizona     Colorado     New Mexico
-----------------------------------------------------------
Dividend per share:
   Class A              $ .0445      $ .0410        $ .0395
   Class B                .0375        .0345          .0330
   Class C                .0395        .0360          .0350
   Class R                .0465        .0430          .0415
===========================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 1999, were as follows:

                                                               Arizona          Colorado        New Mexico
----------------------------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities                           $23,139,895       $15,388,351       $12,267,110
  Short-term municipal securities                            4,900,000         4,900,000         3,500,000
Sales:
  Long-term municipal securities                            19,395,213        10,259,898         8,224,180
  Short-term municipal securities                            5,400,000         4,900,000         3,500,000
==========================================================================================================

At May 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1999, New Mexico had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                 New Mexico
-----------------------------------------------------------------------------------------------------------
Expiration Year:
  2003                                                                                           $  296,633
  2004                                                                                              290,586
-----------------------------------------------------------------------------------------------------------
Total                                                                                            $  587,219
===========================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1999, were as follows:

                                                              Arizona          Colorado          New Mexico
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                             $8,753,084        $3,169,606          $3,489,342
  depreciation                                               (184,847)         (188,877)           (128,684)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                $8,568,237        $2,980,729          $3,360,658
===========================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

Average Daily Net Assets                                                                     Management Fee
-----------------------------------------------------------------------------------------------------------
For the first $125 million                                                                      .5500 of 1%
For the next $125 million                                                                       .5375 of 1
For the next $250 million                                                                       .5250 of 1
For the next $500 million                                                                       .5125 of 1
For the next $1 billion                                                                         .5000 of 1
For net assets over $2 billion                                                                  .4750 of 1
===========================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                              Arizona         Colorado           New Mexico
-----------------------------------------------------------------------------------------------------------
Sales charges collected                                      $277,951         $187,343             $153,938
Paid to authorized dealers                                    253,758          159,862              133,432
===========================================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                             Arizona        Colorado       New Mexico
----------------------------------------------------------------------------------------------------------------------
Commission advances                                                         $144,020        $140,211          $68,466
======================================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1999, the Distributor retained such 12b-1 fees as follows:

                                                                             Arizona        Colorado       New Mexico
----------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                          $54,887         $37,785          $29,757
======================================================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1999, as follows:

                                                                             Arizona        Colorado       New Mexico
----------------------------------------------------------------------------------------------------------------------
CDSC retained                                                                 $4,433         $11,541           $4,923
======================================================================================================================

7. Composition of Net Assets
At May 31, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                             Arizona        Colorado       New Mexico
----------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                         $109,303,240     $43,845,085      $59,100,970
Balance of undistributed net investment income                                 2,794             649           36,803
Accumulated net realized gain (loss) from investment transactions            717,076         115,625         (590,503)
Net unrealized appreciation of investments                                 8,568,237       2,980,729        3,360,658
----------------------------------------------------------------------------------------------------------------------
Net assets                                                              $118,591,347     $46,942,088      $61,907,928
======================================================================================================================

               Financial Highlights

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                 Investment Operations           Less Distributions
                             ------------------------------  --------------------------


ARIZONA**                                      Net
                                          Realized/
                                         Unrealized
                  Beginning         Net     Invest-              Net                           Ending                   Ending
                        Net     Invest-        ment          Invest-                              Net                      Net
Year Ended            Asset        ment        Gain             ment   Capital                  Asset         Total     Assets
May 31,               Value  Income (a)      (Loss)   Total   Income     Gains    Total         Value    Return (b)      Value
---------------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
  1999               $11.40        $.53       $(.09)  $ .44    $(.54)    $(.05)   $(.59)        $11.25          3.87%   $86,452
  1998                10.94         .55         .48    1.03     (.55)     (.02)    (.57)         11.40          9.56     85,922
  1997                10.73         .56         .27     .83     (.56)     (.06)    (.62)         10.94          7.85     82,567
  1996                10.85         .57        (.12)    .45     (.57)       --     (.57)         10.73          4.21     80,094
  1995                10.43         .58         .42    1.00     (.58)       --     (.58)         10.85         10.03     80,406
Class B (2/97)
  1999                11.39         .45        (.10)    .35     (.45)     (.05)    (.50)         11.24          3.12      4,180
  1998                10.94         .47         .47     .94     (.47)     (.02)    (.49)         11.39          8.67      1,620
  1997 (c)            10.92         .16         .02     .18     (.16)       --     (.16)         10.94          1.64        347
Class C (2/94)
  1999                11.39         .47        (.09)    .38     (.48)     (.05)    (.53)         11.24          3.33      6,426
  1998                10.94         .49         .47     .96     (.49)     (.02)    (.51)         11.39          8.89      6,328
  1997                10.73         .50         .27     .77     (.50)     (.06)    (.56)         10.94          7.28      3,189
  1996                10.84         .51        (.11)    .40     (.51)       --     (.51)         10.73          3.75      1,970
  1995                10.43         .52         .41     .93     (.52)       --     (.52)         10.84          9.32      1,621
Class R (2/97)
  1999                11.40         .56        (.10)    .46     (.56)     (.05)    (.61)         11.25          4.09     21,534
  1998                10.94         .57         .48    1.05     (.57)     (.02)    (.59)         11.40          9.79     20,504
  1997 (c)            10.92         .19         .02     .21     (.19)       --     (.19)         10.94          1.96     19,031
=================================================================================================================================

Class (Inception Date)
                                                  Ratios/Supplemental Data
                  ---------------------------------------------------------------------------------
                                             Ratio                            Ratio
                                            of Net                           of Net
ARIZONA**               Ratio of       Investment        Ratio of       Investment
                         Expenses           Income        Expenses        Income to
                       to Average       to Average      to Average          Average
                       Net Assets       Net Assets      Net Assets       Net Assets
                   Before Credit/   Before Credit/   After Credit/    After Credit/     Portfolio
Year Ended             Reimburse-       Reimburse-      Reimburse-       Reimburse-      Turnover
May 31,                      ment             ment        ment (a)         ment (a)          Rate
---------------------------------------------------------------------------------------------------
Class A (10/86)
  1999                       .93%             4.58%            .84%            4.67%           16%
  1998                       .93              4.77             .83             4.87            16
  1997                      1.05              4.91             .83             5.13            25
  1996                      1.07              4.82             .69             5.20            38
  1995                      1.20              5.21             .82             5.59            27
Class B (2/97)
  1999                      1.69              3.84            1.58             3.95            16
  1998                      1.68              3.98            1.51             4.15            16
  1997 (c)                  1.67*             4.38*           1.62*            4.43*           25
Class C (2/94)
  1999                      1.48              4.03            1.39             4.12            16
  1998                      1.48              4.20            1.35             4.33            16
  1997                      1.59              4.37            1.38             4.58            25
  1996                      1.63              4.24            1.23             4.64            38
  1995                      1.75              4.62            1.36             5.01            27
Class R (2/97)
  1999                       .73              4.77             .63             4.87            16
  1998                       .73              4.97             .63             5.07            16
  1997 (c)                   .73*             5.32*            .67*            5.38*           25
===================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Arizona.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

                Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                 Investment Operations           Less Distributions
                             ------------------------------  --------------------------


COLORADO**                                      Net
                                          Realized/
                                         Unrealized
                  Beginning         Net     Invest-              Net                           Ending
                        Net     Invest-        ment          Invest-                              Net
Year Ended            Asset        ment        Gain             ment   Capital                  Asset         Total
May 31,               Value  Income (a)      (Loss)   Total   Income     Gains    Total         Value    Return (b)
-------------------------------------------------------------------------------------------------------------------
Class A (5/87)
  1999               $10.81        $.50       $(.10)  $ .40    $(.50)    $(.03)   $(.53)       $10.68          3.76%
  1998                10.15         .52         .66    1.18     (.52)       --     (.52)        10.81         11.85
  1997                 9.79         .53         .35     .88     (.52)       --     (.52)        10.15          9.22
  1996                 9.93         .54        (.13)    .41     (.55)       --     (.55)         9.79          4.14
  1995                 9.62         .57         .30     .87     (.56)       --     (.56)         9.93          9.54
Class B (2/97)
  1999                10.82         .42        (.08)    .34     (.43)     (.03)    (.46)        10.70          3.11
  1998                10.16         .43         .68    1.11     (.45)       --     (.45)        10.82         11.03
  1997 (c)            10.21         .12        (.06)    .06     (.11)       --     (.11)        10.16           .61
Class C (2/97)
  1999                10.80         .44        (.10)    .34     (.44)     (.03)    (.47)        10.67          3.19
  1998                10.15         .46         .66    1.12     (.47)       --     (.47)        10.80         11.17
  1997 (c)            10.13         .16         .02     .18     (.16)       --     (.16)        10.15          1.75
Class R (2/97)
  1999                10.81         .52        (.08)    .44     (.53)     (.03)    (.56)        10.69          4.08
  1998                10.16         .54         .66    1.20     (.55)       --     (.55)        10.81         11.98
  1997 (c)            10.21         .15        (.06)    .09     (.14)       --     (.14)        10.16           .85
===================================================================================================================

Class (Inception Date)
                                                  Ratios/Supplemental Data
                  ----------------------------------------------------------------------------------------
                                                      Ratio                            Ratio
                                                     of Net                           of Net
COLORADO**                        Ratio of       Investment        Ratio of       Investment
                                  Expenses           Income        Expenses        Income to
                                to Average       to Average      to Average          Average
                   Ending       Net Assets       Net Assets      Net Assets       Net Assets
                      Net   Before Credit/   Before Credit/   After Credit/    After Credit/     Portfolio
Year Ended         Assets       Reimburse-       Reimburse-      Reimburse-       Reimburse-      Turnover
May 31,             (000)             ment             ment        ment (a)         ment (a)          Rate
----------------------------------------------------------------------------------------------------------
Class A (5/87)
  1999            $39,189             1.03%            4.55%            .96%            4.62%           23%
  1998             37,285             1.01             4.83            1.00             4.84            19
  1997             31,229             1.18             4.87             .74             5.31            27
  1996             33,637             1.27             4.69             .55             5.41            70
  1995             34,982             1.27             5.22             .50             5.99            38
Class B (2/97)
  1999              4,424             1.79             3.80            1.68             3.91            23
  1998              1,661             1.76             4.05            1.75             4.06            19
  1997 (c)            444             1.78*            4.35*           1.53*            4.60*           27
Class C (2/97)
  1999              2,464             1.58             4.01            1.49             4.10            23
  1998                875             1.56             4.24            1.55             4.25            19
  1997 (c)            103             1.58*            4.67*           1.31*            4.94*           27
Class R (2/97)
  1999                864              .83             4.74             .75             4.82            23
  1998                750              .81             5.02             .80             5.03            19
  1997 (c)            413              .83*            5.35*            .58*            5.60*           27
==========================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Colorado.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                 Investment Operations           Less Distributions
                             ------------------------------  --------------------------


NEW MEXICO**                                    Net
                                          Realized/
                                         Unrealized
                  Beginning         Net     Invest-              Net                           Ending
                        Net     Invest-        ment          Invest-                              Net
Year Ended            Asset        ment        Gain             ment   Capital                  Asset         Total
May 31,               Value  Income (a)      (Loss)   Total   Income     Gains    Total         Value    Return (b)
-------------------------------------------------------------------------------------------------------------------
Class A (9/92)
  1999               $10.67        $.49       $(.09)  $ .40    $(.49)    $  --    $(.49)       $10.58          3.74%
  1998                10.16         .50         .51    1.01     (.50)       --     (.50)        10.67         10.17
  1997                 9.81         .51         .35     .86     (.51)       --     (.51)        10.16          8.90
  1996                10.01         .51        (.19)    .32     (.52)       --     (.52)         9.81          3.18
  1995                 9.68         .52         .33     .85     (.52)       --     (.52)        10.01          9.25
Class B (2/97)
  1999                10.67         .41        (.10)    .31     (.41)       --     (.41)        10.57          2.89
  1998                10.15         .43         .52     .95     (.43)       --     (.43)        10.67          9.46
  1997 (c)            10.24         .12        (.10)    .02     (.11)       --     (.11)        10.15           .18
Class C (2/97)
  1999                10.67         .43        (.09)    .34     (.43)       --     (.43)        10.58          3.22
  1998                10.16         .45         .51     .96     (.45)       --     (.45)        10.67          9.60
  1997 (c)            10.23         .12        (.08)    .04     (.11)       --     (.11)        10.16           .43
Class R (2/97)
  1999                10.70         .51        (.10)    .41     (.51)       --     (.51)        10.60          3.86
  1998                10.17         .53         .53    1.06     (.53)       --     (.53)        10.70         10.59
  1997 (c)            10.23         .14        (.07)    .07     (.13)       --     (.13)        10.17           .71
===================================================================================================================

Class (Inception Date)
                                                  Ratios/Supplemental Data
                  ----------------------------------------------------------------------------------------
                                                      Ratio                            Ratio
                                                     of Net                           of Net
NEW MEXICO**                      Ratio of       Investment        Ratio of       Investment
                                  Expenses           Income        Expenses        Income to
                                to Average       to Average      to Average          Average
                   Ending       Net Assets       Net Assets      Net Assets       Net Assets
                      Net   Before Credit/   Before Credit/   After Credit/    After Credit/     Portfolio
Year Ended         Assets       Reimburse-       Reimburse-      Reimburse-       Reimburse-      Turnover
May 31,             (000)             ment             ment        ment (a)         ment (a)          Rate
----------------------------------------------------------------------------------------------------------
Class A (9/92)
  1999            $56,315              .97%            4.51%            .90%            4.58%           14%
  1998             54,959              .93             4.65             .79             4.79            13
  1997             50,807             1.08             4.76             .77             5.07            43
  1996             51,173             1.09             4.69             .68             5.10            57
  1995             52,150             1.17             4.98             .67             5.48            38
Class B (2/97)
  1999              2,721             1.72             3.78            1.67             3.83            14
  1998              1,408             1.68             3.88            1.53             4.03            13
  1997 (c)            657             1.68*            4.05*           1.54*            4.19*           43
Class C (2/97)
  1999              2,393             1.52             3.97            1.46             4.03            14
  1998              1,487             1.48             4.06            1.31             4.23            13
  1997 (c)            155             1.48*            4.26*           1.34*            4.40*           43
Class R (2/97)
  1999                479              .77             4.71             .70             4.78            14
  1998                466              .73             4.86             .58             5.01            13
  1997 (c)            362              .73*            5.04*            .59*            5.18*           43
==========================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship New Mexico.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Arizona Municipal Bond Fund, Nuveen Flagship Colorado Municipal Bond Fund and Nuveen Flagship New Mexico Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 1999, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Arizona Municipal Bond Fund, Nuveen Flagship Colorado Municipal Bond Fund, and Nuveen Flagship New Mexico Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 1999, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years then ended, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Chicago, Illinois
July 20, 1999

Building a Better Portfolio
Can Make You a Successful Investor



Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.


Growth

Nuveen Rittenhouse Growth Fund


Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Dividend and Growth Fund


Income

Income Fund


Tax-Free Income

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term


State Funds

Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information



Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and Shareholder Services

Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

SERVING

Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[Photo of John Nuveen, Sr. Appears Here]

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286
www.nuveen.com

VAN-3-5-99

                                                    May 31, 1999   Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

     Nuveen Municipal Bond Funds

                              Dependable, tax-free
   [PHOTO APPEARS HERE]       income to help
                              you keep more
                              of what you earn.

                              Florida


 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser(SM) for Income Investing

 Contents

 1  Dear Shareholder
 3  Nuveen Flagship Florida Municipal Bond Fund
 6  Portfolio of Investments
14  Statement of Net Assets
15  Statement of Operations
15  Statement of Changes in Net Assets
16  Notes to Financial Statements
19  Financial Highlights
20  Report of Independent Public Accountants
21  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

DEAR
Shareholder

I invite you to take a few minutes to read the annual report we've prepared for you on the performance of your Nuveen state municipal bond fund for the fiscal year ended May 31, 1999. You, along with your financial adviser, have made a sound choice in choosing Nuveen to manage this portion of your assets. Since 1898, more than 1.3 million investors have trusted us to help them build and sustain the wealth of a lifetime.

I'm pleased to report your fund continued to meet its primary objective of providing you with dependable tax-free income and attractive after-tax total returns. I will briefly describe the national economic environment during the past 12 months. My discussion is followed by comments from the portfolio manager about the strategies employed in managing your fund.

The Year In Review. The Federal Reserve eased short-term rates for the first time in almost three years by cutting the federal funds rate in the fall of 1998 three times, bringing it to 4.75%. A month after the close of your fund's fiscal year, the Fed raised its target by 25 basis points to 5%. (Be sure to read your fund manager's comments about managing your fund in a rising interest rate environment.)

     The fed funds rate is the rate that banks charge each other for overnight loans and serves as the basis many financial institutions use for setting interest charges on a variety of products, from mortgage and car loans to credit cards.

     The Fed's rate cuts were made to avert a potential domestic credit crunch and restore some stability to global markets. The moves seemed to have worked, as the U.S. economy since has continued its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades, prompting the late June reversal by the Fed.

     All indications point to a confident U.S. consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock and job markets. This confidence is reflected in the most recent Consumer Confidence Index report, issued by the Conference Board Inc., which showed a record-setting eighth consecutive month of gains in June.

    On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to send recovery signals.

     Domestic inflation continues to be benign, with an increase of 2.1% for the 12 months ended May 31, 1999. The general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable.

     Federal Reserve Chairman Alan Greenspan recently stated that a key factor in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

Why Municipal Bonds? Our municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. Even in 1999, with interest rates rising again, municipals outperformed Treasuries through the end of May.

     The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds, to some extent, from the price decline that occurred in the Treasury market during the first part of the year. While the yield on 30-year Treasury bonds, rose from 5.10% at the end of December to 5.83% as of May 31, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained 15 basis points--from 5.26% to 5.41%. Given the inverse relationship between interest rates and bond prices, we saw bond prices fall as rates rose over this period.

     Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries.

     This performance differential reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises in 1998. As the financial turmoil subsided, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities, and the decline in demand caused U.S. Treasuries to drop in price.

     At the end of May 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds-- even before the tax advantages of municipal bonds were taken into account. During the fund's fiscal year, that ratio hit a high of 104% in December.

     On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

     During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997.

     In the first part of 1999, however, as the market settled into a more stable interest rate environment, refunding activity has dropped off dramatically, resulting in a drop in municipal supply. This, in turn, has enhanced the attractiveness of the municipal bonds that were brought to market, as demand--especially from individual investors--remained relatively strong.

The Value of Nuveen Expertise. Nuveen Mutual Funds are a diverse collection of investments featuring highly regarded asset management firms--Premier Advisers
(SM)--who direct the investment activities of each portfolio.

     The Premier Advisers are firms that have earned a reputation for excellence in their field of expertise--including Nuveen Investment Advisory Services for income investing, Rittenhouse Financial Services for growth investing and Institutional Capital Corporation for value investing.

     For more information on our funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227, or download one from our Web site www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security.

     We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
July 15, 1999

NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the Florida fund for the fiscal year ended May 31, 1999.

How strong is Florida's economy? Florida is one of the fastest growing states in the U.S. Both employment and income growth have outpaced the region and the nation. The economy increasingly centers on growing trade and service industries, while tourism and agriculture remain important sectors. In May, the state's unemployment rate was 4.1%, down from 4.3% a year ago.

     Florida's expanding economy has led to growing infrastructure and school financing needs. Issuers in the state took advantage of low interest rates in late 1998 and early 1999, bringing many sizable bond issues to market. The market had some difficulty absorbing the new bonds on top of the plentiful supply in late 1998, providing attractive opportunities to buy Florida bonds.

     For instance, a temporary oversupply made Florida Board of Education bonds particularly attractive, and we took advantage of low prices by purchasing these high quality bonds for the fund.

     As was the case on the national level, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.

How did Nuveen Flagship Florida Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Florida Municipal Bond Fund generated a total return on net asset value of 3.78%, which compares to the 3.33% average annual total return posted by the Lipper Florida Municipal Debt Peer Group.* The fund ranked 17th out of 64 municipal bond funds for the fiscal year period in its Lipper peer group. The fund's taxable equivalent total return, for investors in the 31% federal income tax bracket, was 6.09%.** Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value.

     As of May 31, 1999, the fund's SEC 30-day yield was 4.11%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 5.96% on a taxable investment.

How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates decline. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.

     In addition to good call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. Nuveen Research assists us with those tasks, as well as helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

     For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

** The Lipper Peer Group return represents the average annual-ized total return of the 64 funds in the Lipper Florida Municipal Debt category. The return assumes reinvestment of divi-dends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     Uncertainty created by the Philadelphia health-care situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk.

     For instance, we added a sizable block of non-rated multi-family housing bonds for a project in Naples. The bonds offered significantly higher yield than similar insured bonds at the time, which provided adequate compensation for the higher credit risk. This transaction represents added value to investors. Our team's expertise and resources make us particularly qualified to analyze, negotiate and price these bonds correctly.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for Nuveen Flagship Florida Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's maturity beyond that of our Lipper peer group. We believe that bond yields are currently attractive relative to inflation. Should interest rates fall or remain stable, the portfolio's longer maturity would be beneficial.

     With Florida's strong economy and influx of population, there will continue to be a healthy supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities. We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.

"We added a sizable block of non-rated multi-family housing bonds for a project in Naples... Our team's expertise and resources make us particularly qualified to analyze, negotiate and price these bonds correctly."

     NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND
Highlights as of May 31, 1999

Quick Facts
                                 A Shares    B Shares    C Shares    R Shares

NAV                               $ 10.76     $ 10.77     $ 10.77     $ 10.76
-----------------------------------------------------------------------------
May's Declared Dividend*          $0.0455     $0.0390     $0.0405     $0.0475
-----------------------------------------------------------------------------
Fund Symbol                         FLOTX         N/A       FLCTX       NMFLX
-----------------------------------------------------------------------------
CUSIP                           67065L708   67065L658   67065L641   67065L872
-----------------------------------------------------------------------------
Inception Date                       6/90        2/97        9/95        2/97
-----------------------------------------------------------------------------
* Paid June 1, 1999

Total Returns (Annualized)/+/

                        A Shares           B Shares    C Shares   R Shares
                      NAV      Offer          NAV         NAV        NAV

1-Year              3.78%     -0.58%         3.05%       3.22%      4.01%
-----------------------------------------------------------------------------
1-Year TER**        6.09%      1.64%         5.02%       5.27%      6.43%
-----------------------------------------------------------------------------
5-Year              6.30%      5.38%         5.65%       5.74%      6.40%
-----------------------------------------------------------------------------
Since Inception     7.31%      6.80%         6.77%       6.73%      7.37%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 31%).

Index Comparison/./

[LINE CHART APPEARS HERE]

               Nuveen Flagship      Nuveen Flagship      Lehman Brothers
              Florida Municipal    Florida Municipal        Municipal
              Bond Fund (Offer)     Bond Fund (NAV)        Bond Index
  1990              9,580               10,000               10,000
  1991             10,426               10,883               10,901
  1992             11,818               12,336               12,186
  1993             13,252               13,833               13,642
  1994             13,192               13,771               13,665
  1995             14,254               14,879               14,871
  1996             14,984               15,641               15,858
  1997             16,132               16,839               17,170
  1998             17,449               18,241               18,655
  1999             18,033               18,823               19,451

          Nuveen Flagship Florida Municipal Bond Fund (Offer) $18,033 Nuveen Flagship Florida Municipal Bond Fund (NAV) $18,823 Lehman Brothers Municipal Bond Index $19,451

/./ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Monthly Tax-Free Dividends (Class A Shares)*

[BAR CHART APPEARS HERE]

Month
-----
June          .0460
July          .0460
August        .0460
September     .0460
October       .0460
November      .0460
December      .0460
January       .0455
February      .0455
March         .0455
April         .0455
May           .0455

* The fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0404 per share.

Portfolio Statistics

Fund Net Assets                           $390.8 million
--------------------------------------------------------
Effective Maturity                           19.76 years
--------------------------------------------------------
Average
Effective Duration                                  7.08
--------------------------------------------------------

Top Five Sectors/1/

U.S. Guaranteed                                      14%
--------------------------------------------------------
Tax Obligation (General)                             12%
--------------------------------------------------------
Housing (Multifamily)                                12%
--------------------------------------------------------
Health Care                                          11%
--------------------------------------------------------
Utilities                                            11%
--------------------------------------------------------

Bond Credit Quality/1/

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed.... 65%
AA............ 11%
A............. 11%
BBB/NR........ 13%

/1/ as a percentage of total bond holdings

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

               Portfolio of Investments

               Nuveen Flagship Florida Municipal Bond Fund
               May 31, 1999

  Principal                                                                          Optional Call                           Market
   Amount         Description                                                          Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                  Basic Materials - 0.4%

$   750,000       Clay County Development Authority, Industrial Development               7/02 at 102          AA-        $ 803,288
                    Revenue Refunding Bonds (Cargill, Incorporated Project),
                    Series 1992, 6.400%, 3/01/11

    600,000       City of Jacksonville, Florida, Industrial Development                   3/02 at 102          AA-          635,610
                    Revenue Refunding Bonds (Carroll Incorporated Project),
                    Series 1992, 6.400%, 3/01/11
------------------------------------------------------------------------------------------------------------------------------------
                  Education and Civic Organizations - 0.1%

    300,000       Brevard County Educational Facilities Authority (Florida),             11/02 at 102         BBB-          318,216
                    Educational Facilities Refunding and Improvement Revenue
                    Bonds, Series 1992, 6.875%, 11/01/22
 ----------------------------------------------------------------------------------------------------------------------------------
                  Forest and Paper Products - 4.2%

  5,500,000       Escambia County, Florida, Pollution Control Revenue Bonds               8/04 at 102         Baa1        6,057,315
                    (Champion International Project), Series 1994, 6.900%,
                    8/01/22 (Alternative Minimum Tax)

  8,350,000       Escambia County, Florida, Pollution Control Revenue Bonds               9/06 at 102         Baa1        8,922,977
                    (Champion International Project),  Series 1996, 6.400%,
                    9/01/30 (Alternative Minimum Tax)

  1,500,000       Nassau County, Florida, Pollution Control Revenue Refunding             7/03 at 102         BBB+        1,578,570
                    Bonds (ITT  Rayonier Inc. Project), Series 1993, 6.200%,
                    7/01/15
-----------------------------------------------------------------------------------------------------------------------------------
                  Health Care - 10.9%

  3,000,000       Jacksonville Health Facilities Authority, Florida, Hospital            11/01 at 102          AA+        3,237,240
                    Facilities Refunding Revenue Bonds, Series 1991 (St. Luke's
                    Hospital Association Project), 7.125%, 11/15/20

  6,000,000       City of Lakeland, Florida, Hospital Revenue Refunding Bonds            11/06 at 102          AAA        5,987,100
                    (Lakeland Regional Medical Center Project), Series 1996,
                    5.250%, 11/15/25

  2,100,000       Hospital Board of Directors of Lee County, Florida, Hospital            4/07 at 102          AAA        2,198,385
                    Revenue Bonds (Lee Memorial Health System), Fixed Rate
                    Hospital Revenue Bonds, 1997 Series A, 5.625%, 4/01/16

  2,320,000       Martin County Health Facilities Authority, Florida, Hospital           11/00 at 102          AAA        2,480,382
                    Revenue Refunding Bonds, Series 1990A (Martin Memorial
                    Hospital), 7.125%, 11/15/04

                  North Broward Hospital District, Florida, Refunding and
                    Improvement Revenue Bonds, Series 1997:
  1,000,000         5.250%, 1/15/17                                                       1/07 at 101          AAA        1,000,310
  3,000,000         5.375%, 1/15/24                                                       1/07 at 101          AAA        3,019,980

  1,230,000       City of North Miami, Florida, Health Facilities Authority,              8/00 at 102           A+        1,300,331
                    Health Facility Revenue Bonds (Villa Maria Nursing and
                    Rehabilitation Center Project), Series 1985B, Remarketed
                    (Bon Secours Health System), 7.500%, 9/01/12
                    Health System), 7.500%, 9/01/12

  2,500,000       Orange County, Florida, Health Facilities Authority, Hospital          11/01 at 102          AAA        2,711,175
                    Revenue Bonds (Adventist Health System/Sunbelt, Inc.), Series
                    1991 A, 6.875%, 11/15/15

  2,500,000       Orange County, Florida, Health Facilities Authority, Hospital          11/01 at 102          AAA        2,703,925
                    Revenue Bonds (Adventist Health System/Sunbelt, Inc.), Series
                    1991 B, 6.750%, 11/15/21

 10,645,000       Orange County, Florida, Health Facilities Authority, Hospital          11/05 at 102          AAA       10,624,349
                    Revenue Bonds (Adventist Health System/Sunbelt, Inc.), Series
                    1995, 5.250%, 11/15/20

  5,455,000       Orange County, Florida, Health Facilities Authority, Hospital          No Opt. Call          AAA        6,241,611
                    Revenue Bonds (Orlando Regional Healthcare System), Series 1996C,
                    6.250%, 10/01/21

  1,000,000       St. John's County Industrial Development Authority, Hospital            8/02 at 102           A2        1,035,120
                    Revenue Bonds, (Flagler Hospital Project), Series 1992, 6.000%,
                    8/01/22
-----------------------------------------------------------------------------------------------------------------------------------
                  Housing/Multifamily - 12.0%

    600,000       Housing Finance Authority of Broward County, Florida, Multifamily       2/05 at 102          AAA          663,894
                    Housing Revenue Refunding Bonds (Lakeside Apartments Project),
                    Series 1995, 7.000%, 2/01/25

    250,000       Housing Finance Authority of Broward County, Florida, Multifamily       8/06 at 102          AAA          288,793
                    Housing Revenue Refunding Bonds (Boardwalk Apartments Project),
                    Series 1996, 6.200%, 8/01/16

    Principal                                                                      Optional Call                         Market
       Amount     Description                                                       Provisions*      Ratings**            Value
-------------------------------------------------------------------------------------------------------------------------------
                  Housing/Multifamily (continued)

 $    940,000     Housing Finance Authority of Broward County, Florida,             10/08 at 102         N/R        $   977,139
                   Multifamily Housing Revenue Bonds (Stirling Apartments
                   Project),  Series 1998, 5.400%, 10/01/11 (Alternative
                   Minimum Tax)

    2,700,000     Duval County Housing Finance Authority, Florida,                   4/05 at 102         BBB+         2,917,026
                   Multifamily Housing Revenue Refunding Bonds
                   (Greentree Place Project), Series 1995, 6.750%, 4/01/25

      710,000     Florida Housing Finance Agency, General Mortgage                   6/02 at 103         AAA            752,721
                   Revenue Refunding Bonds, 1992 Series A, 6.400%, 6/01/24

                  Florida Housing Finance Agency, Housing Revenue Bonds
                   (Antigua Club Apartments Project), 1995 Series A1:
    1,000,000      6.750%, 8/01/14 (Alternative Minimum Tax)                         2/05 at 102         AAA          1,088,630
    5,000,000      6.875%, 8/01/26 (Alternative Minimum Tax)                         2/05 at 102         AAA          5,460,600

    1,115,000     Florida Housing Finance Agency, Housing Revenue                    2/05 at 102         AAA          1,217,714
                   Bonds (Brittany of Rosemont Apartments Project),
                   1995 Series C1, 6.875%, 8/01/26 (Alternative Minimum Tax)

    2,250,000     Florida Housing Finance Agency, Housing Revenue                    6/07 at 102         AAA          2,366,303
                   Bonds, 1997 Series C (Windchase Apartments
                   Project), 5.900%, 12/01/27

                  Florida Housing Finance Agency, Housing Revenue
                   Bonds, 1995 Series H (The Vineyards Project):
    1,260,000      6.400%, 11/01/15                                                 11/05 at 102         BBB+         1,346,965
    1,660,000      6.500%, 11/01/25                                                 11/05 at 102         BBB+         1,774,108

    2,000,000     Florida Housing Finance Agency, Multifamily Housing                8/06 at 102         AAA          2,145,800
                   Revenue Refunding Bonds, 1991 Series C, 6.200%, 8/01/16

    3,500,000     Florida Housing Finance Agency, Housing Revenue                   10/06 at 102         AAA          3,727,815
                   Bonds, 1996 Series H (Villas of Capri Project),
                   6.100%, 4/01/17 (Alternative Minimum Tax)

    1,000,000     Florida Housing Finance Agency, Housing Revenue Bonds,             9/06 at 102         AAA          1,070,060
                   1996 Series N (Leigh Meadows Apartments Project),
                   6.300%, 9/01/36 (Alternative Minimum Tax)

    1,000,000     Florida Housing Finance Agency, Housing Revenue Bonds,             9/06 at 102         AAA          1,070,060
                   1996 Series O (Stoddert Arms Apartments Project), 6.300%,
                   9/01/36 (Alternative Minimum Tax)

      700,000     Florida Housing Finance Agency, Housing Revenue Bonds,            12/06 at 102         AAA            737,219
                   1996 Series T (The Landings at Sea Front Apartments Project),
                   6.050%, 12/01/36 (Alternative Minimum Tax)

    1,440,000     Florida Housing Finance Agency, Multifamily Housing Revenue        6/99 at 103         AAA          1,485,965
                   Bond, 1989 Series I (GNMA Collateralized-Driftwood
                   Terrace Apartments Project), 7.650%, 12/20/31 (Alternative
                   Minimum Tax)

    2,500,000     Florida Housing Finance Agency, Housing Revenue Bonds,             5/08 at 102         AAA          2,524,550
                   1997 Series L (Sarah's Place Apartments Project), 5.400%,
                   11/01/32 (Alternative Minimum Tax)

   10,000,000     Florida Housing Finance Agency, Housing Revenue Bonds,             7/08 at 102         N/R          9,845,500
                   Series 1998 T1 (Whistlers Cove Apartment Project), 6.500%,
                   1/01/39 (Alternative Minimum Tax) (Mandatory put 1/01/28)

    1,670,000     Florida Housing Finance Corporation, Housing Revenue              12/08 at 102           A+         1,672,856
                   Refunding Bonds, 1998 Series O (Hunters Ridge at Deerwood
                   Apartments), 5.250%, 12/01/18

    1,000,000     Orange County, Florida, Housing Finance Authority,                10/01 at 101         BBB+         1,032,070
                   Multifamily Housing Revenue Bonds (Ashley
                   Point Apartments Project), 1994 Series A, 7.100%,
                   10/01/24 (Alternative Minimum Tax)

    1,925,000     Osceola County, Florida, Housing Finance Authority,                6/07 at 100         AAA          1,980,825
                   Multifamily Housing Revenue Bonds (Tierra Vista
                   Apartments Project), Series 1997A, 5.800%, 12/01/29
                   (Alternative Minimum Tax)

      750,000     Palm Beach County, Florida, Housing Finance Authority,             6/08 at 102         N/R            781,448
                   Multifamily Housing Revenue Bonds (Windsor Park Apartments
                   Project), Series 1998, 5.900%, 6/01/38 (Alternative Minimum
                   Tax)
 ------------------------------------------------------------------------------------------------------------------------------

                  Housing/Single Family - 7.7%

    2,920,000     Housing Finance Authority of Broward County, Florida, Home        No Opt. Call         AAA            541,806
                   Mortgage Revenue Bonds, 1985 Series A, 0.000%, 4/01/16

    1,225,000     Housing Finance Authority of Broward County, Florida,              3/00 at 102          AA+         1,263,416
                   GNMA Collateralized Home Mortgage Revenue Bonds, 1990
                   Series A, 7.900%, 3/01/23 (Alternative Minimum Tax)

    1,825,000     Housing Finance Authority of Clay County, Florida,                 3/05 at 102         Aaa          1,942,129
                   Single Family Mortgage Revenue Bonds
                   (Multi-County Program), Series 1995, 6.550%,
                   3/01/28 (Alternative Minimum Tax)

    2,000,000     Housing Finance Authority of Clay County, Florida,                 4/07 at 102         Aaa          2,015,000
                   Single Family Mortgage Revenue Bonds (Multi-County Program),
                   Series 1998, 5.450%, 4/01/31 (Alternative Minimum Tax)


                     _____

               Portfolio of Investments

               May 31, 1999

   Principal                                                                       Optional Call                         Market
      Amount     Description                                                         Provisions*       Ratings**          Value
-------------------------------------------------------------------------------------------------------------------------------
                 Housing/Single Family (continued)

$    205,000     Housing Finance Authority of Dade County, Florida,                  9/00 at 102           Aaa      $   213,241
                  Single Family Mortgage Revenue Bonds, 1990 Series B,
                  7.750%, 3/01/17 (Alternative Minimum Tax)

     685,000     Housing Finance Authority of Dade County, Florida,                  3/01 at 102           Aaa          714,736
                  Single Family Mortgage Revenue Bonds, Series B,
                  7.250%, 9/01/23 (Alternative Minimum Tax)

     461,000     Housing Finance Authority of Dade County, Florida,                 12/01 at 102           AAA          485,599
                  Single Family Mortgage Revenue Refunding Bonds,
                  1991 Series D, 6.950%, 12/15/12

      40,000     Housing Finance Authority of Dade County, Florida,                  3/01 at 102           Aaa           41,702
                  Single Family Mortgage Revenue Bonds, 1991 Series E,
                  7.000%, 3/01/24

   1,000,000     Housing Finance Authority of Dade County, Florida,                  4/05 at 102           AAA        1,064,830
                  Single Family Mortgage Revenue Bonds, Series 1995,
                  6.700%, 4/01/28 (Alternative Minimum Tax)

     285,000     Duval County Housing Finance Authority, Single Family               6/00 at 102           Aaa          295,357
                  Mortgage Revenue Bonds (GNMA Mortgage Backed Securities
                  Program), Series 1990B, 7.500%, 6/01/15

                 Duval County Housing Finance Authority Single Family Mortgage
                  Revenue Bonds (GNMA Mortgage Backed Securities Program),
                  Series 1990A:
     305,000        7.650%, 9/01/10                                                  9/00 at 103           AAA          319,732
     140,000        7.850%, 12/01/22 (Alternative Minimum Tax)                       6/00 at 102           Aaa          145,104

     655,000     Duval County Housing Finance Authority, Single Family              10/04 at 102           Aaa          695,210
                  Mortgage Revenue Bonds, (GNMA Mortgage-Backed Securities
                  Program), Series 1994, 6.550%, 10/01/15 (Alternative
                  Minimum Tax)

   1,570,000     Escambia County Housing Finance Authority, Florida,                 4/01 at 102           Aaa        1,639,692
                  Single Family Mortgage Revenue Bonds, Series 1991A
                  (Multi-County Program), 7.400%, 10/01/23
                  (Alternative Minimum Tax)

     275,000     Escambia County Housing Finance Authority, Florida,                 4/02 at 102           Aaa          288,797
                  Single Family Mortgage Revenue Bonds, Series 1992A
                  (Multi-County Program), 6.900%, 4/01/20
                  (Alternative Minimum Tax)

     565,000     Escambia County Housing Finance Authority, Florida,                 4/05 at 102           AAA          608,047
                  Single Family Mortgage Revenue Bonds (Multi-County Program),
                  Series 1995, 6.950%, 10/01/27 (Alternative Minimum Tax)

   1,165,000     Florida Housing Finance Agency, Single Family Mortgage              7/04 at 102           AAA        1,236,717
                  Revenue Refunding Bonds, Series A, 6.250%, 7/01/11

     705,000     Florida Housing Finance Agency, Single Family Mortgage              1/05 at 102           AAA          752,693
                  Revenue Refunding Bonds, Series 1995A, 6.550%, 7/01/14
                  (Alternative Minimum Tax)

     705,000     Florida Housing Finance Agency, Single Family Mortgage              1/05 at 102           AAA          756,409
                  Revenue Refunding Bonds, Series 1995A, 6.650%, 1/01/24
                  (Alternative Minimum Tax)

     970,000     Housing Finance Authority of Lee County, Florida,                   3/08 at 105           Aaa        1,072,122
                  Single Family Mortgage Revenue Bonds, Series 1998A,
                  Subseries 1,2,3,4, 6.300%, 3/01/29 (Alternative
                  Minimum Tax)

     305,000     Housing Finance Authority of Leon County, Florida,                  4/01 at 102           Aaa          318,066
                  Single Family Mortgage Revenue Bonds (Multi-County Program),
                  Series 1991A, 7.300%, 4/01/21 (Alternative Minimum Tax)

   1,945,000     Housing Finance Authority of Leon County, Florida,                 No Opt. Call           AAA        2,212,515
                  Single Family Mortgage Revenue Bonds (Multi-County Program),
                  Series 1995B, 7.300%, 1/01/28 (Alternative Minimum Tax)

     640,000     Housing Finance Authority of Manatee County, Florida,              11/05 at 102           Aaa          712,403
                  Single Family Mortgage Revenue Bonds, Series 1994,
                  Sub Series 3, 7.600%, 11/01/26 (Alternative Minimum Tax)

     275,000     Orange County Housing Finance Authority, GNMA Collateralized        7/00 at 103           AAA          288,819
                  Mortgage Revenue Refunding Bonds, 1990 Series A, 7.600%,
                  1/01/24

   2,740,000     Orange County Housing Finance Authority, Homeowner Revenue          9/07 at 102           Aaa        2,717,395
                  Bonds, 1998 Series A-1, 5.200%, 9/01/23 (Alternative
                  Minimum Tax)

     820,000     Housing Finance Authority of Palm Beach County, Florida,            9/00 at 103           Aaa          859,122
                  Single Family Mortgage Revenue Bonds, 1990 Series B, 7.600%,
                  3/01/23

   1,595,000     Housing Finance Authority of Pinellas County, Florida,              2/05 at 102           AAA        1,709,728
                  Single Family Mortgage Revenue Bonds (Multi-County Program),
                  Series 1995A, 6.650%, 8/01/21 (Alternative Minimum Tax)

   2,530,000     Housing Finance Authority of Pinellas County, Florida,              3/07 at 102           Aaa        2,720,863
                  Single Family Mortgage Revenue Bonds (Multi-County Program),
                  Series 1998A, 6.850%, 3/01/29 (Alternative Minimum Tax)

   1,050,000     Housing Finance Authority of Pinellas County, Florida,              3/07 at 102           Aaa        1,079,033
                  Single Family Mortgage Revenue Bonds (Multi-County Program),
                  Series 1997C, 5.800%, 3/01/29 (Alternative Minimum Tax)

     Principal                                                                        Optional Call                         Market
       Amount                Description                                               Provisions*       Ratings**           value
-----------------------------------------------------------------------------------------------------------------------------------
                             Housing/Single Family (continued)

$       1,160,000            Housing Finance Authority of Polk County, Florida,        3/01 at 102           Aaa         $ 1,209,428
                             Single Family Mortgage Revenue Refunding
                                Bonds, Series 1991A, 7.150%, 9/01/23
-----------------------------------------------------------------------------------------------------------------------------------
                             Long-Term Care - 6.4%

        2,735,000            Dade County Health Facilities                             8/00 at 102            A1           2,865,405
                                Authority, Revenue and Revenue Refunding Bonds
                                (Catholic Health and Rehabilitation Services, Inc.
                                Project), Series 1990, 7.125%, 8/15/09

                             Escambia County Health Facilities Authority
                             (Florida), Health Facilities Revenue Bonds
                             (Azalea Trace, Inc.), Series 1997:
        1,000,000               6.000%, 1/01/15                                        1/07 at 102           N/R           1,024,100
        1,595,000               6.100%, 1/01/19                                        1/07 at 102           N/R           1,645,099

                             Jacksonville Health Facilities Authority
                             (Florida), Tax Exempt Industrial Development
                             Revenue Bonds (National Benevolent Association
                             - Cypress Village Florida Project), Series 1996A:
          690,000               6.125%, 12/01/16                                      12/06 at 102          Baa1             721,595
        1,000,000               6.250%, 12/01/26                                      12/06 at 102          Baa1           1,051,930

        1,550,000            Osceola County Industrial Development Authority           5/01 at 102           AAA           1,657,152
                                (Florida), Revenue Bonds (The Evangelical
                                Lutheran Good Samaritan Society Project),
                                Series 1991, 6.750%, 5/01/16

        8,000,000            Palm Beach County (Florida), Health Facilities           11/06 at 102            A-           8,117,040
                                Authority, Retirement Community Revenue Bonds
                                (Adult Communities Total Services, Inc. Obligated
                                 Group), Series 1996, 5.625%, 11/15/20

        4,000,000            Palm Beach County (Florida),                             12/06 at 102            A+           4,318,000
                                Industrial Development Revenue Bonds (Lourdes-Noreen
                                McKeen Residence for Geriatric Care, Inc. Project),
                                Series 1996, 6.625%, 12/01/26

                             Sarasota County (Florida), Health Facilities
                             Authority, Health Facilities Revenue Refunding Bonds,
                             Series 1995 (Sunnyside Properties Project):
          585,000               5.500%, 5/15/01                                       No Opt. Call           N/R             597,999
          540,000               5.500%, 5/15/02                                       No Opt. Call           N/R             556,659
          570,000               5.500%, 5/15/03                                       No Opt. Call           N/R             589,238
          600,000               5.500%, 5/15/04                                       No Opt. Call           N/R             621,828
          170,000               5.500%, 5/15/05                                       No Opt. Call           N/R             176,113
        1,000,000               6.000%, 5/15/10                                        5/06 at 102           N/R           1,024,330
------------------------------------------------------------------------------------------------------------------------------------
                             Tax Obligation/General - 12.2%

                             Village of Bolingbrook, Illinois, General Obligation
                             Bonds, Series 1999C Refunding:
        2,540,000               0.000%, 1/01/29                                     1/09 at 33 7/8           AAA             484,505
        3,750,000               0.000%, 1/01/30                                    1/09 at 32 1/32           AAA             675,938
        4,000,000               0.000%, 1/01/31                                    1/09 at 30 5/16           AAA             681,120
        3,750,000               0.000%, 1/01/32                                     1/09 at 28 5/8           AAA             603,375
        4,000,000               0.000%, 1/01/33                                    1/09 at 27 3/32           AAA             607,920
        1,325,000               0.000%, 1/01/34                                   1/09 at 25 21/32           AAA             190,257

        4,000,000            State of Florida, Full Faith                             No Opt. Call           AA+           5,508,320
                                and Credit, Broward County Expressway Authority
                                Bonds, Series of 1984, 9.875%, 7/01/09

        1,000,000            State of Florida, Full Faith                             No Opt. Call           AA+           1,489,290
                                and Credit, Broward County Expressway Authority
                                Bonds, Series of 1984, (General Obligation Bonds.),
                                10.000%, 7/01/14

       10,000,000            State of Florida, Full Faith and Credit,                  7/09 at 101           AA+           9,621,600
                                Department of Transportation, Right-of-Way
                                Acquisition and Bridge Construction Bonds,
                                Series 1999A, 5.000%, 7/01/28

        2,165,000            State of Florida, Full Faith and Credit, State           No Opt. Call           AA+           3,034,139
                                Board of Education, Public Education Capital Outlay
                                Bonds, Series 1985, 9.125%, 6/01/14

                             State of Florida, Full Faith and Credit, State
                             Board of Education, Public Education Capital Outlay
                             Bonds, 1996 Series B:
        2,220,000               4.750%, 6/01/21                                        6/07 at 101           AA+           2,072,037
        4,120,000               4.500%, 6/01/27                                        6/07 at 101           AA+           3,639,031

        5,000,000            State of Florida, Full Faith and Credit, State            6/08 at 101           AAA           4,657,800
                                Board of Education, Public Education Capital Outlay
                                1997 Series B, 4.750%, 6/01/23

       10,000,000            State of Florida, Full Faith and Credit, State            6/09 at 101           AAA           8,951,700
                                Board of Education, Public Education Capital Outlay
                                Refunding Bonds, 1999 Series A, 4.500%, 6/01/23

        3,000,000            State of Florida, Full Faith and Credit, State            6/09 at 101           AAA           2,679,090
                                Board of Education, Public Education Capital Outlay
                                Refunding Bonds, 1999 Series B, 4.500%, 6/01/24

                                             ________

               Portfolio of Investments

               May 31, 1999

    Principal                                                                          Optional Call                          Market
       Amount       Description                                                          Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                    Tax Obligation/General (continued)

$   2,000,000       Commonwealth of Puerto Rico, Public Improvement Bonds               No Opt. Call            AAA    $   2,359,440
                     (General Obligation Bonds), Series 1997, 6.500%, 7/01/15

      700,000       Commonwealth of Puerto Rico, Public Improvement Bonds,               7/07 at 100              A          705,446
                     Series 1997, 5.375%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
                    Tax Obligation/Limited - 9.8%

                    The School Board of Brevard County, Florida, Certificates
                     of Participation, Series 1996A:

      500,000        5.400%, 7/01/11                                                    No Opt. Call            AAA          526,080
      500,000        5.400%, 7/01/12                                                    No Opt. Call            AAA          525,160
    3,100,000        5.500%, 7/01/21                                                     7/06 at 102            AAA        3,190,303

                    Dade County, Florida, Special Obligation and Refunding Bonds,
                     Series 1996B:

    4,835,000        0.000%, 10/01/07                                                   No Opt. Call            AAA        3,330,203
    3,585,000        5.000%, 10/01/35                                                   10/06 at 102            AAA        3,431,598

      190,000       The School Board of Escambia County, Florida, Certificates           2/02 at 100            AAA          200,365
                     of Participation, Series 1992, 6.375%, 2/01/12

    1,500,000       The Department of Corrections, Florida, Certificates of              3/04 at 102             A+        1,599,240
                     Participation, Series 1994, 6.000%, 3/01/14

    3,105,000       City of Gulf Breeze, Florida, Local Government Loan Program,        12/99 at 102            AAA        3,232,243
                     Floating Rate Demand Revenue Bonds, Boca Raton Projects,
                     Series 1985E, 7.750%, 12/01/15

    1,000,000       City of Gulf Breeze, Florida, Local Government Loan Program,        No Opt. Call            AAA        1,087,320
                     Floating Rate Demand Revenue Bonds, Series 1985B Remarketed,
                     5.900%, 12/01/15 (Mandatory put 12/01/11)

    5,000,000       The County of Hernando, Florida, Criminal Justice Complex           No Opt. Call            AAA        6,506,850
                     Financing Program, 1986 Series, 7.650%, 7/01/16

      250,000       City of Jacksonville, Florida, Excise Taxes Revenue Refunding       10/02 at 102            AAA          272,703
                     Bonds, Series 1992, 6.500%, 10/01/13

    1,010,000       Martin County, Florida, Tropical Farms Water and Sewer Special      11/05 at 100             A2        1,065,338
                     Assessment District, Special Assessment Bonds, Series 1995,
                     5.900%, 11/01/11

    1,000,000       Miami Beach Redevelopment Agency, Florida, Tax Increment            12/04 at 102            BBB        1,013,910
                     Revenue Bonds Series 1993 (City Center/Historic Convention
                     Village), 5.875%, 12/01/22 (Alternative Minimum Tax)

    4,115,000       The School Board of Orange County, Florida, Master Lease Program,    8/07 at 101            Aaa        4,159,195
                     Certificates of Participation, Series 1997A, 5.375%, 8/01/22

    1,000,000       The School Board of Palm Beach County, Florida, Certificates         8/04 at 101            AAA        1,115,380
                     of Participation, Series 1994A, 6.375%, 8/01/15

    1,000,000       City of Palm Beach Gardens, Florida, Special Obligation              7/99 at 102            AAA        1,023,370
                     Revenue Bonds, Series 1990, 7.250%, 7/01/15

    4,500,000       Puerto Rico Highway and Transportation Authority, Highway            7/16 at 100             A4        4,628,250
                     Revenue Bonds, Series 1996Y, 5.500%, 7/01/36

    3,300,000       City of Tampa, Florida, Utilities Tax Improvement Bonds,            No Opt. Call            AAA        1,309,077
                     Series 1996, 0.000%, 4/01/17
------------------------------------------------------------------------------------------------------------------------------------
                    Transportation - 3.1%

    1,000,000       Dade County, Florida, Aviation Facilities Revenue Bonds,            10/02 at 102            AAA        1,087,440
                     1992 Series B, 6.550%, 10/01/13 (Alternative Minimum Tax)

    1,250,000       City of Orlando, Florida, Greater Orlando Aviation Authority,       10/07 at 101            AAA        1,237,200
                     Airport Facilities Revenue Bonds, Series 1997, 5.250%,
                     10/01/23 (Alternative Minimum Tax)

    1,000,000       Hillsborough County Aviation Authority, Florida,Tampa               10/06 at 102            AAA        1,068,060
                     International Airport Revenue Bonds, Series 1996B,
                     5.875%, 10/01/23

    2,020,000       Palm Beach County, Florida, Airport System Revenue                  No Opt. Call            AAA        2,117,889
                     Refunding Bonds, Series 1991, 7.500%, 10/01/00

                    Sanford Airport Authority, Florida, Industrial
                    Development Revenue Bonds (Central Florida Terminals
                    Inc. Project), Series 1995A:
    3,000,000        7.500%, 5/01/15 (Alternative Minimum Tax)                           5/06 at 102            N/R        3,170,790
    3,270,000        7.750%, 5/01/21 (Alternative Minimum Tax)                           5/06 at 102            N/R        3,517,801

    Principal                                                                             Optional Call                       Market
       Amount      Description                                                              Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. Guaranteed - 14.0%

$   1,925,000      City of Boynton Beach, Florida, Water and Sewer Utility Revenue         11/00 at 102         AAA     $  2,068,066
                     Bonds, Series 1990, 7.400%, 11/01/15 (Pre-refunded to 11/01/00)

    1,500,000      The School Board of Broward County, Florida, Certificates of             7/00 at 102         AAA        1,589,985
                     Participation, Series 1990A, 7.125%, 7/01/10 (Pre-refunded to
                     7/01/00)

      255,000       Dade County, Florida, Special Obligation Bonds (Courthouse Center       4/04 at 102       A3***          283,047
                      Project), Series 1994, 6.300%, 4/01/14 (Pre-refunded to 4/01/04)

      250,000       Dade County Health Facilities Authority, Florida, Hospital             10/99 at 102         AAA          258,078
                      Revenue Refunding Bonds (South Miami Hospital Project),
                      Series 1989, 7.000%, 10/01/18 (Pre-refunded to 10/01/99)

    1,500,000       Dade County Health Facilities Authority, Florida, Hospital             No Opt. Call         AAA        1,616,610
                      Revenue Bonds (Baptist Hospital of Miami Project), Series
                      1991A, 5.750%, 5/01/21

      300,000       Dade County Health Facilities Authority, Florida, Hospital              8/02 at 102         AAA          328,959
                      Revenue Refunding Bonds (North Shore Medical Center Project),
                      Series 1992, 6.500%, 8/15/15 (Pre-refunded to 8/15/02)

      310,000       The School Board of Escambia County, Florida, Certificates of           2/02 at 100         AAA          329,899
                      Participation, Series 1992, 6.375%, 2/01/12 (Pre-refunded to
                      2/01/02)

      300,000       State of Florida, Full Faith and Credit, Division of Bond Finance       7/02 at 101      AA+***          326,346
                      of the Department of General Services, Pollution Control
                      Bonds, Series Y, 6.600%, 7/01/17 (Pre-refunded to 7/01/02)

      335,000       State of Florida, Full Faith and Credit, State Board of Education,     No Opt. Call         AAA          466,615
                      Public Education Capital Outlay Bonds, Series 1985, 9.125%,
                      6/01/14

    5,000,000       State of Florida, Full Faith and Credit, State Board of                 6/01 at 101         AAA        5,338,400
                      Education, Public Education Capital Outlay Bonds, Series
                      1991B, 6.700%, 6/01/22 (Pre-refunded to 6/01/01)

    2,000,000       State Board of Education of Florida, Public Education Capital           6/02 at 101         Aaa        2,175,560
                      Outlay Bonds, Series 1991C, 6.625%, 6/01/17 (Pre-refunded to
                      6/01/02)

    2,990,000       Hillsborough County, Florida, Environmentally Sensitive Land            7/02 at 102      Aa3***        3,248,934
                      Acquisition and Protection Program Bonds, Series 1992, 6.250%,
                      7/01/08 (Pre-refunded to 7/01/02)

    1,000,000       Hillsborough County Port District, Florida (Tampa Port                 12/00 at 102     Baa1***        1,087,150
                      Authority), Revenue Bonds, Series 1990, 8.250%, 6/01/09
                      (Pre-refunded to 12/01/00)

      250,000       Hillsborough County, Florida, Capital Improvement, Non-Ad Valorem       1/00 at 102        A***          259,483
                      Revenue Bonds (Museum of Science and Industry Project),
                      Series 1992, 6.400%, 1/01/12 (Pre-refunded to 1/01/00)

    1,635,000       Hillsborough County, Florida, Refunding Utility Revenue Bonds,          8/01 at 102     BBB+***        1,772,700
                      Series 1991A, 7.000%, 8/01/14 (Pre-refunded to 8/01/01)

      250,000       City of Hollywood, Florida, Water and Sewer Revenue Bonds,             10/01 at 102         AAA          272,428
                      Series 1991, 6.875%, 10/01/21 (Pre-refunded to 10/01/01)

    1,810,000       Jacksonville Electric Authority, Jacksonville,  Florida,           10/00 at 101 1/2         Aaa        1,921,822
                      Bulk Power Supply System Revenue Bonds (Scherer 4 Project,
                      Issue One), Series 1991A, 7.000%, 10/01/12 (Pre-refunded to
                      10/01/00)

    1,500,000       Town of Lady Lake, Florida, Industrial Development Revenue              7/00 at 102      N/R***        1,626,630
                      Bonds (Sunbelt Utilities, Inc. Project), Series 1990, 9.625%,
                      7/01/15 (Alternative Minimum Tax) (Pre-refunded to 7/01/00)

    1,000,000       Martin County Health Facilities Authority, Florida, Hospital           11/00 at 102         AAA        1,070,970
                      Revenue Bonds (Martin Memorial Hospital South Project),
                      Series 1990B, 7.100%, 11/15/20 (Pre-refunded to 11/15/00)

    1,050,000       City of Naples, Florida, Hospital Revenue Bonds (Naples Community      10/00 at 102         AAA        1,121,820
                      Hospital, Inc. Project), Series 1990, 7.200%, 10/01/19
                      (Pre-refunded to 10/01/00)

    3,400,000       North Springs Improvement District, Florida, Water and                 10/01 at 102      N/R***        3,790,048
                      Sewer Revenue Bonds, Series 1991, 8.000%, 10/01/16
                      (Pre-refunded to 10/01/01)

      145,000       Orange County, Florida, Sales Tax Revenue Bonds, Series                 1/00 at 102         AAA          150,337
                      1989, 6.125%, 1/01/19 (Pre-refunded to 1/01/00)

    1,750,000       Orange County, Florida, Tourist Development Tax                        10/00 at 102         AAA        1,871,695
                      Revenue Bonds, Series 1990, 7.250%, 10/01/10
                      (Pre-refunded to 10/01/00)

      235,000       Orange County, Florida, Water Utilities System Revenue Bonds,           4/02 at 102         AAA          254,413
                      Series 1992, 6.250%, 10/01/17 (Pre-refunded to 4/01/02)

    1,750,000       Palm Beach County, Florida, Criminal Justice Facilities                 6/00 at 102         AAA        1,852,235
                      Revenue Bonds, Series 1990, 7.250%, 6/01/11 (Pre-refunded to
                      6/01/00)

               Portfolio of Investments

               May 31, 1999

    Principal                                                                          Optional Call                          Market
       Amount      Description                                                           Provisions*      Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                   U.S. Guaranteed (continued)

  $ 1,425,000      Puerto Rico Electric Power Authority, Power Revenue                   7/01 at 102            Aaa     $  1,548,320
                     Bonds, Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

      500,000      City of St. Petersburg Health Facilities Authority, Florida          12/01 at 102            AAA          546,845
                     (Allegheny Health System Loan Program), Revenue Bonds,
                     Series 1985 A, 7.000%, 12/01/15 (Pre-refunded to 12/01/01)

    2,000,000      City of St. Petersburg Health Facilities Authority, Florida,         12/03 at 100            AAA        2,227,000
                     Allegheny Health System Revenue Bonds (St. Anthony's Health
                     Care Center, Inc.), Series 1991, 6.750%, 12/01/21
                     (Pre-refunded to 12/01/03)

    1,610,000      City of St. Petersburg Health Facilities Authority, Florida,         12/01 at 102            AAA        1,765,317
                     Allegheny Health  System Revenue Bonds (St. Mary's Hospital,
                     Inc.), Series 1991, 7.000%, 12/01/21 (Pre-refunded to
                     12/01/01)

    2,500,000      The School Board of Seminole County, Florida, Certificates            7/04 at 101            AAA        2,827,400
                     of Participation, Series 1994B, 6.750%, 7/01/14 (Pre-refunded to 7/01/04)

    5,000,000      Sunrise Lakes Phase 4 Recreation District, Florida, General           8/05 at 102        BBB-***        5,730,250
                     Obligation and Revenue Bonds, Series 1995A, 6.750%, 8/01/24
                     (Pre-refunded to 8/01/05)

    1,000,000      City of Tampa, Florida, Allegheny Health System Revenue Bonds        12/01 at 102            AAA        1,089,270
                     (St. Joseph's Hospital, Inc.), Series 1991, 6.750%, 12/01/17
                     (Pre-refunded to 12/01/01)

    2,000,000      City of Tampa, Florida, Allegheny Health System Revenue              12/04 at 102            AAA        2,261,740
                     Bonds, St. Joseph's Hospital, Inc. Issue, Series 1994, 6.500%,
                     12/01/23 (Pre-refunded to 12/01/04)

      335,000      City of Tampa, Florida, Water and Sewer Systems Revenue              10/02 at 101            AAA          360,584
                     Bonds, Series 1992, 6.000%, 10/01/17 (Pre-refunded to
                     10/01/02)

    1,000,000      Coral Springs, Florida, Turtle Run Community Development              5/03 at 100        BBB+***        1,083,130
                     District, Water Management Benefit Tax Refunding Bonds,
                     Series 1993, 6.400%, 5/01/11 (Pre-refunded to 5/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
                   Utilities - 10.8%

    4,005,000      Broward County, Florida Resource Recovery Revenue Bonds              12/99 at 103             A-        4,197,560
                     (SES Broward Company, L.P. South Project), Series 1984,
                     7.950%, 12/01/08

    6,000,000      Citrus County, Florida, Pollution Control Refunding Revenue           1/02 at 102             A+        6,412,920
                     Bonds (Florida Power Corporation Crystal River Power Plant
                     Project), Series 1992A, 6.625%, 1/01/27

    2,500,000      Hillsborough County Industrial Development Authority, Florida,        8/01 at 103             AA        2,758,750
                     Pollution Control Revenue Bonds (Tampa Electric Company
                     Project), Series 1991, 7.875%, 8/01/21

    5,000,000      Indiana Municipal Power Agency, Power Supply System                   1/01 at 100            AAA        4,910,600
                     Refunding Revenue Bonds, 1999 Series A, 5.300%, 1/01/23

    1,000,000      City of Lakeland, Florida, Electric and Water Revenue Bonds          No Opt. Call            AAA        1,116,630
                     (Junior Subordinate Lien), Refunding and Improvement Bonds, Series
                      1996B, 6.000%, 10/01/12

    2,125,000      Lee County, Florida, Solid Waste System Revenue Bonds,               10/01 at 102            AAA        2,292,790
                     Series 1991A, 7.000%, 10/01/11 (Alternative Minimum Tax)

    2,000,000      Martin County, Florida, Pollution Control Revenue Refunding           7/00 at 102            AAA        2,112,520
                     Bonds (Florida Power and Light Company Project), Series 1990,
                     7.300%, 7/01/20

    1,000,000      Orlando Utilities Commission, Water and Electric                     No Opt. Call            Aa2        1,196,050
                     Subordinated Revenue Bonds, Series 1989D, 6.750%, 10/01/17

    1,250,000      Orlando Utilities Commission, Water and Electric Subordinated        10/02 at 102            Aa2        1,323,625
                     Revenue Bonds, Series 1992A, 6.000%, 10/01/20

    4,000,000      Pinellas County, Florida, Pollution Control Refunding Revenue         6/01 at 102             A+        4,311,680
                     Bonds (Florida Power Corporation Anclote and Bartow Power
                     Plants Project), Series 1991, 7.200%, 12/01/14

    6,000,000      Polk County Industrial Development Authority, Florida, Solid         12/06 at 102           A-1+        6,301,080
                     Waste Disposal Facility Revenue Bonds (Tampa Electric Company
                     Project), Series 1996, 5.850%, 12/01/30 (Alternative Minimum Tax)

    3,000,000      St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds         2/01 at 102            AA-        3,196,170
                     (Florida Power and Light Company Project), Series 1991, 7.150%,
                     2/01/23 (Alternative Minimum Tax)

    2,000,000      St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds         5/02 at 102            AA-        2,150,360
                     (Florida Power and Light Company Project), Series 1992, 6.700%,
                     5/01/27 (Alternative Minimum Tax)

  Principal                                                                         Option Call                   Market
   Amount           Description                                                     Provisions*      Ratings**    Value
----------------------------------------------------------------------------------------------------------------------------
                    Water and Sewer - 7.2%

$  1,000,000        City of Callaway, Bay County, Florida, Wastewater System           9/06 at 102      AAA   $   1,073,680
                     Revenue Bonds, Series 1996A, 6.000%, 9/01/26

                    City of Clearwater, Florida, Water and Sewer Revenue
                     Refunding Bonds, Series 1998:
   2,155,000          0.000%, 12/01/12                                            12/08 at 85 7/16      AAA       1,084,999
   1,000,000          0.000%, 12/01/13                                           12/08 at 80 15/16      AAA         475,170
   1,000,000          0.000%, 12/01/18                                             12/08 at 62 1/8      AAA         347,320

                    Dade County, Florida, Water and Sewer System Revenue
                     Bonds, Series 1997:

   3,000,000          5.250%, 10/01/21                                                10/07 at 101      AAA       3,015,240
   7,500,000          5.250%, 10/01/26                                                10/07 at 101      AAA       7,532,175

   1,000,000        Town of Davie, Florida, Water and Sewer Improvement and           10/02 at 102      AAA       1,083,080
                     Refunding, Revenue Bonds, Series 1992, 6.250%, 10/01/17

     600,000        The City of Daytona Beach, Florida, Water and Sewer               11/02 at 102      AAA         643,752
                     Revenue Bonds, Series 1992,  6.000%, 11/15/14

   2,000,000        Escambia County Utilities Authority, Florida, Utility             No Opt. Call      AAA         903,780
                     System Revenue Bonds, Series 1992B, 0.000%, 1/01/15

   5,750,000        Hillsborough County, Florida, Refunding Utility                    8/01 at 102      AAA       6,157,445
                     Revenue Bonds, Series 1991A, 6.500%, 8/01/16

     375,000        City of Jacksonville, Florida, Water and Sewer Development         6/02 at 102        A         403,016
                     Revenue Bonds (Jacksonville Suburban Utilities Corporation
                     Project), Series 1992, 6.750%, 6/01/22 (Alternative Minimum
                     Tax)

     250,000        Town of Jupiter, Florida, Water Revenue Bonds, Series             10/01 at 102      AAA         268,953
                     1992B, 6.250%, 10/01/18

   2,000,000        Town of Jupiter Island, Florida, Utility System                   10/08 at 101      AAA       1,926,880
                     Revenue Bonds (South Martin Regional Utility),
                     Series 1998, 5.000%, 10/01/28

                    Manatee County, Florida, Public Utilities Revenue
                     Refunding and Improvement Bonds, Series 1991 C:

   1,850,000         0.000%, 10/01/08                                                 No Opt. Call      AAA       1,207,457
   2,800,000         0.000%, 10/01/09                                                 No Opt. Call      AAA       1,731,825

     265,000        Orange County, Florida, Water Utilities System                     4/02 at 102      AAA         284,655
                     Revenue Bonds, Series 1992, 6.250%, 10/01/17

     165,000        City of Tampa, Florida, Water and Sewer Systems                   10/02 at 101      AAA         175,725
                     Revenue Bonds, Series 1992, 6.000%, 10/01/17
---------------------------------------------------------------------------------------------------------------------------
$394,516,000        Total Investments - (cost $362,304,047) - 98.8%                                             386,144,890
---------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities -1.2%                                                           4,658,111
                    --------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                         $ 390,803,001
                    --------------------------------------------------------------------------------------------------------

                    * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
                    ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.
                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
                     N/R  Investment is not rated.


                                  See accompanying notes to financial statements
                        _____
                        13

                        Statement of Net Assets
                        Nuveen Flagship Florida Municipal Bond Fund
                        May 31, 1999

-----------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)    $386,144,890
Receivables:
  Interest                                                          6,648,081
  Investments sold                                                  4,694,954
  Shares sold                                                       1,284,453
Other assets                                                          265,423
-----------------------------------------------------------------------------
     Total assets                                                 399,037,801
-----------------------------------------------------------------------------
Liabilities
Cash overdraft                                                      1,242,370
Payables:
  Investments purchased                                             4,622,550
  Shares redeemed                                                     654,858
Accrued expenses:
  Management fees (note 6)                                            178,146
  12b-1 distribution and service fees (notes 1 and 6)                  72,585
  Other                                                                27,548
Dividends payable                                                   1,436,743
-----------------------------------------------------------------------------
     Total liabilities                                              8,234,800
-----------------------------------------------------------------------------
Net assets (note 7)                                              $390,803,001
-----------------------------------------------------------------------------
Class A Shares (note 1)
Net assets                                                       $297,505,380
Shares outstanding                                                 27,642,746
Net asset value and redemption price per share                   $      10.76
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)               $      11.23
-----------------------------------------------------------------------------
Class B Shares (note 1)
Net assets                                                       $ 15,767,619
Shares outstanding                                                  1,464,572
Net asset value, offering and redemption price per share         $      10.77
-----------------------------------------------------------------------------
Class C Shares (note 1)
Net assets                                                       $ 16,033,511
Shares outstanding                                                  1,489,375
Net asset value, offering and redemption price per share         $      10.77
-----------------------------------------------------------------------------
Class R Shares (note 1)
Net assets                                                       $ 61,496,491
Shares outstanding                                                  5,717,077
Net asset value, offering and redemption price per share         $      10.76
-----------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

               ______

                        Statement of Net Assets
                        Nuveen Flagship Florida Municipal Bond Fund
                        Year Ended May 31, 1999

-----------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                     $ 22,034,764
-----------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                                          2,027,580
12b-1 service fees - Class A (notes 1 and 6)                                                        593,582
12b-1 distribution and service fees - Class B (notes 1 and 6)                                        99,243
12b-1 distribution and service fees - Class C (notes 1 and 6)                                        86,121
Shareholders' servicing agent fees and expenses                                                     154,513
Custodian's fees and expenses                                                                        91,188
Trustees' fees and expenses (note 6)                                                                  6,479
Professional fees                                                                                    19,856
Shareholders' reports - printing and mailing expenses                                                84,237
Federal and state registration fees                                                                   5,370
Other expenses                                                                                       32,572
-----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                        3,200,741
   Custodian fee credit (note 1)                                                                       (912)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                                      3,199,829
-----------------------------------------------------------------------------------------------------------
Net investment income                                                                            18,834,935
-----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 4)                                      759,812
Net change in unrealized appreciation or depreciation of investments                             (5,925,814)
-----------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                 (5,166,002)
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                     $ 13,668,933
-----------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets
                                                                                Year Ended       Year Ended
                                                                                 5/31/99           5/31/98
-----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                           $ 18,834,935   $ 18,535,807
Net realized gain from investment transactions (notes 1 and 4)                       759,812      1,741,055
Net change in unrealized appreciation or depreciation of investments              (5,925,814)     9,935,425
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                        13,668,933     30,212,287
-----------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                       (14,921,960)   (15,043,556)
   Class B                                                                          (442,577)      (111,486)
   Class C                                                                          (508,583)      (298,769)
   Class R                                                                        (3,072,260)    (2,978,766)
From accumulated net realized gains from investment transactions:
   Class A                                                                        (1,072,990)      (232,327)
   Class B                                                                           (39,163)        (2,178)
   Class C                                                                           (40,494)        (5,383)
   Class R                                                                          (204,848)       (44,456)
-----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                        (20,302,875)   (18,716,921)
-----------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                  77,448,397     40,781,150
Net proceeds from shares issued to shareholders due to reinvestment of
   distributions                                                                   8,202,477      8,503,896
-----------------------------------------------------------------------------------------------------------
                                                                                  85,650,874     49,285,046
Cost of shares redeemed                                                          (49,952,837)   (56,173,488)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                35,698,037     (6,888,442)
-----------------------------------------------------------------------------------------------------------
Net increase in net assets                                                        29,064,095      4,606,924
Net assets at the beginning of year                                              361,738,906    357,131,982
-----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                   $390,803,001   $361,738,906
-----------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at the end of year               $     13,914   $    124,359
-----------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                ______

Notes to Financial Statements


1.   General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Florida Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1999, there were no such outstanding purchase commitments in the Fund.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without any up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and

_____
16
service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances or by specified classes of shareholders.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during fiscal year ended May 31, 1999.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Custodian Fee Credit
The Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2.   Fund Shares

Transactions in Fund shares were as follows:

                                                                               Year Ended                  Year Ended
                                                                                 5/31/99                     5/31/98
                                                                     ----------------------------  ---------------------------
                                                                           Shares         Amount       Shares         Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                4,391,925   $ 48,059,545    2,575,627   $ 28,008,973
 Class B                                                                1,052,216     11,537,205      420,285      4,565,047
 Class C                                                                  889,995      9,754,281      328,848      3,571,148
 Class R                                                                  740,527      8,097,366      428,140      4,635,982
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  550,411      6,036,519      606,794      6,557,242
 Class B                                                                    9,759        107,077        3,957         43,099
 Class C                                                                   14,513        159,110       14,699        159,154
 Class R                                                                  173,280      1,899,771      160,928      1,744,401
------------------------------------------------------------------------------------------------------------------------------
                                                                        7,822,626     85,650,874    4,539,278     49,285,046
------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (4,017,386)   (43,978,264)  (4,482,418)   (48,620,708)
 Class B                                                                  (78,240)      (856,729)     (17,384)      (188,950)
 Class C                                                                 (113,554)    (1,243,022)    (128,897)    (1,402,431)
 Class R                                                                 (354,310)    (3,874,822)    (548,970)    (5,961,399)
------------------------------------------------------------------------------------------------------------------------------
                                                                       (4,563,490)   (49,952,837)  (5,177,669)   (56,173,488)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                 3,259,136   $ 35,698,037     (638,391)  $ (6,888,442)
==============================================================================================================================

3. Distributions to Shareholders

The Fund declared dividend distributions from its tax-exempt net investment income which were paid on July 1, 1999, to shareholders of record on June 9, 1999, as follows:

--------------------------------------------------------------------------------
Dividend per share:
    Class A                                                              $.0455
    Class B                                                               .0390
    Class C                                                               .0405
    Class R                                                               .0475
================================================================================

______
17

4.   Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 1999, aggregated $104,941,965 and $71,839,135, respectively. Purchases and sales (including maturities) of investments in short-term municipal securities for the fiscal year ended May 31, 1999, aggregated $31,200,000 and $31,200,000, respectively.

At May 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

5.   Unrealized Appreciation (Depreciation)

At May 31, 1999, net unrealized appreciation of investments aggregated $23,840,843 of which $24,825,083, related to appreciated securities and $984,240 related to depreciated securities.

6.   Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                        Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                          .5500 of 1%
For the next $125 million                                           .5375 of 1
For the next $250 million                                           .5250 of 1
For the next $500 million                                           .5125 of 1
For the next $1 billion                                             .5000 of 1
For net assets over $2 billion                                      .4750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1999, John Nuveen & Co., Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $730,000, of which approximately $640,300 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1999, the Distributor compensated authorized dealers directly with approximately $579,900 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1999, the Distributor retained approximately $140,800 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $18,300 of CDSC on share redemptions during the fiscal year ended May 31, 1999.

7.   Composition of Net Assets

At May 31, 1999, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                    $366,701,424
Balance of undistributed net investment income                           13,914
Accumulated net realized gain from investment transactions              246,820
Net unrealized appreciation of investments                           23,840,843
--------------------------------------------------------------------------------
Net assets                                                         $390,803,001
================================================================================

_____
18

               Financial Highlights


               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                             Investment Operations           Less Distributions
                                        -------------------------------  --------------------------


                                                          Net
                                                     Realized/
                                                    Unrealized
                           Beginning           Net     Invest-               Net                      Ending
                                 Net       Invest-        ment           Invest-                         Net
Year Ended                     Asset          ment        Gain              ment   Capital              Asset     Total
May 31,                        Value    Income (a)      (Loss)    Total   Income     Gains    Total     Value   Return (b)
--------------------------------------------------------------------------------------------------------------------------
Class A (6/90)**
  1999                        $10.94          $.55        $(.14)   $.41    $(.55)    $(.04)   $(.59)   $10.76        3.78%
  1998                         10.60           .56          .34     .90     (.55)     (.01)    (.56)    10.94        8.67
  1997                         10.39           .56          .21     .77     (.56)       --     (.56)    10.60        7.59
  1996                         10.63           .57         (.24)    .33     (.57)       --     (.57)    10.39        3.14
  1995                         10.38           .58          .26     .84     (.59)       --     (.59)    10.63        8.43
Class B (2/97)
  1999                         10.95           .47         (.14)    .33     (.47)     (.04)    (.51)    10.77        3.05
  1998                         10.61           .48          .35     .83     (.48)     (.01)    (.49)    10.95        7.89
  1997 (c)                     10.59           .16          .02     .18     (.16)       --     (.16)    10.61        1.70
Class C (9/95)**
  1999                         10.95           .49         (.14)    .35     (.49)     (.04)    (.53)    10.77        3.22
  1998                         10.60           .50          .36     .86     (.50)     (.01)    (.51)    10.95        8.20
  1997                         10.39           .50          .21     .71     (.50)       --     (.50)    10.60        7.00
  1996 (c)                     10.65           .35         (.26)    .09     (.35)       --     (.35)    10.39        1.30*
Class R (2/97)
  1999                         10.94           .57         (.14)    .43     (.57)     (.04)    (.61)    10.76        4.01
  1998                         10.60           .58          .35     .93     (.58)     (.01)    (.59)    10.94        8.91
  1997 (c)                     10.59           .19          .01     .20     (.19)       --     (.19)    10.60        1.93
--------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                   -----------------------------------------------------------------------------------
                                                                      Ratio                         Ratio
                                                                     of Net                        of Net
                                                   Ratio of      Investment        Ratio of    Investment
                                                   Expenses          Income        Expenses      Income to
                                                 to Average      to Average      to Average        Average
                                   Ending        Net Assets      Net Assets      Net Assets     Net Assets
                                      Net    Before Credit/  Before Credit/   After Credit/  After Credit/   Portfolio
                                   Assets        Reimburse-      Reimburse-      Reimburse-     Reimburse-    Turnover
                                    (000)              ment            ment        ment (a)        ment (a)       Rate
----------------------------------------------------------------------------------------------------------------------
Class A (6/90)**
  1999                           $297,505               .84%           5.00%            .84%           5.00%        19%
  1998                            292,399               .84            5.13             .84            5.13         14
  1997                            296,970               .96            5.20             .82            5.34         54
  1996                            318,456              1.02            5.17             .83            5.36         94
  1995                            341,374              1.04            5.40             .73            5.71         53
Class B (2/97)
  1999                             15,768              1.59            4.25            1.59            4.25         19
  1998                              5,266              1.59            4.35            1.59            4.35         14
  1997 (c)                            785              1.58*           4.52*           1.58*           4.52*        54
Class C (9/95)**
  1999                             16,034              1.39            4.45            1.39            4.45         19
  1998                              7,646              1.39            4.58            1.39            4.58         14
  1997                              5,130              1.46            4.64            1.35            4.75         54
  1996 (c)                          1,175              1.55*           4.42*           1.38*           4.59*        94
Class R (2/97)
  1999                             61,496               .64            5.20             .64            5.20         19
  1998                             56,428               .64            5.33             .64            5.33         14
  1997 (c)                         54,247               .64*           5.55*            .64*           5.55*        54
----------------------------------------------------------------------------------------------------------------------

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Florida.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

                       ____

Report of Independent Public Accountants





To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Flagship Florida Municipal Bond Fund (the "Fund") (one of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Florida Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 1999, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 20, 1999

____
20

                               Fund Information


Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and

Shareholder Services
Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

     SERVING
Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

NUVEEN

John Nuveen & Co Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                    May 31, 1999   Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds


Extraordinary Talent. Masterful Performance.

                          Nuveen Municipal Bond Funds


                                             Dependable, tax-free

                                             income to help

                                             you keep more
[Photo appears here]
                                             of what you earn.



                                             Maryland

                                             Pennsylvania

                                             Virginia



     Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

     Contents
 1   Dear Shareholder

 3   Nuveen Maryland Municipal Bond Fund

 6   Nuveen Flagship Pennsylvania Municipal Bond Fund

 9   Nuveen Flagship Virginia Municipal Bond Fund

12   Portfolio of Investments

26   Statement of Net Assets

27   Statement of Operations

28   Statement of Changes in Net Assets

30   Notes to Financial Statements

35   Financial Highlights

39   Report of Independent Public Accountants

40   Building a Better Portfolio

41   Fund Information


[Photo of Timothy R. Schwertfeger Appears Here]


Timothy R. Schwertfeger
Chairman of the Board


DEAR

Shareholder

I invite you to take a few minutes to read the annual report we've prepared for you on the performance of your Nuveen state municipal bond fund for the fiscal year ended May 31, 1999. You, along with your financial adviser, have made a sound choice in choosing Nuveen to manage this portion of your assets. Since 1898, more than 1.3 million investors have trusted us to help them build and sustain the wealth of a lifetime.

I'm pleased to report your fund continued to meet its primary objective of providing you with dependable tax-free income and attractive after-tax total returns. I will briefly describe the national economic environment during the past 12 months. My discussion is followed by comments about the strategies employed in managing your fund from the portfolio manager of each fund represented in this report.


The Year In Review. The Federal Reserve eased short-term rates for the first time in almost three years by cutting the federal funds rate in the fall of 1998 three times, bringing it to 4.75%. A month after the close of your fund's fiscal year, the Fed raised its target by 25 basis points to 5%. (Be sure to read your fund manager's comments about managing your fund in a rising interest rate environment.)

     The fed funds rate is the rate that banks charge each other for overnight loans and serves as the basis many financial institutions use for setting interest charges on a variety of products, from mortgage and car loans to credit cards.

     The Fed's rate cuts were made to avert a potential domestic credit crunch and restore some stability to global markets. The moves seemed to have worked, as the U.S. economy since has continued its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades, prompting the late June reversal by the Fed.

     All indications point to a confident U.S. consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock and job markets. This confidence is reflected in the most recent Consumer Confidence Index report, issued by the University of Michigan's Conference Board Inc., which showed a record-setting eighth consecutive month of gains in June.

     On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to send recovery signals.

     Domestic inflation continues to be benign, with an increase of 2.1% for the 12 months ended May 31, 1999. The general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable.

     Federal Reserve Chairman Alan Greenspan recently stated that a key factor in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.


Why Municipal Bonds? Our municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. Even in 1999, with interest rates rising again, municipals outperformed Treasuries through the end of May.

     The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds, to some extent, from the price decline that occurred in the Treasury market during the first part of the year. While the yield on 30-year Treasury bonds rose from 5.10% at the end of December to 5.83% as of May 31, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained 15 basis points--from 5.26% to 5.41%. Given the inverse relationship between interest rates and bond prices, we saw bond prices fall as rates rose over this period.

     Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries.

     This performance differential reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises in 1998. As the financial turmoil subsided, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities, and the decline in demand caused U.S. Treasuries to drop in price.

     At the end of May 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds --even before the tax advantages of municipal bonds were taken into account. During the funds' fiscal year, that ratio hit a high of 104% in December.

     On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

     During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997.

     In the first part of 1999, however, as the market settled into a more stable interest rate environment, refunding activity has dropped off dramatically, resulting in a drop in municipal supply. This, in turn, has enhanced the attractiveness of the municipal bonds that were brought to market, as demand--especially from individual investors--remained relatively strong.


The Value of Nuveen Expertise. Nuveen Mutual Funds are a diverse collection of investments featuring highly regarded asset management firms--Premier Advisers/SM/--who direct the investment activities of each portfolio.

     The Premier Advisers are firms that have earned a reputation for excellence in their field of expertise--including Nuveen Investment Advisory Services for income investing, Rittenhouse Financial Services for growth investing and Institutional Capital Corporation for value investing.

     For more information on our funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227, or download one from www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security.

     We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.


Sincerely,

/s/  Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
July 15, 1999

NUVEEN MARYLAND MUNICIPAL BOND FUND

Report from the Portfolio Manager


Portfolio Manager Tom Futrell discusses fund performance, the municipal market and key investment strategies for the Maryland fund for the fiscal year ended May 31, 1999.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.


How strong is Maryland's economy? Maryland continues to experience modest but steady economic growth. Growth in the business services and high technology sectors have helped diversify the state's economy, lessening its reliance on federal government employment. Some of the employment growth, however, has come from lower paying service-sector fields such as data processing and security services, which has reduced Maryland's per capita income advantage over the national average. Still, Maryland ranks 5th in the nation in per capita income. Maryland is currently implementing a 10% tax cut that is being phased in over several years.

     In response to low interest rates, the state's municipal bond issuance was up sharply in 1998.

     Rising interest rates in 1999, however, significantly slowed municipal bond activity--both new issuance and refundings--in the latter half of the fund's fiscal year. There were two reasons the market slowed--the increased interest rates, which primarily slowed new issuance, plus the fact that the refunding market has essentially been exhausted. Municipalities flooded the market with refundings in recent years when interest rates were dropping. A provision of the Tax Reform Act of 1986, however, limits municipalities to only one tax-exempt refunding per issue.

     As is the case on the national level, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.

How did Nuveen Maryland Municipal Bond Fund perform during its fiscal year? Nuveen Maryland Municipal Bond Fund generated a total return on net asset value of 3.65%. That compares to the 3.43% average annual total return posted by the Lipper Maryland Municipal Debt Peer Group.* The Nuveen Maryland Municipal Bond Fund ranked 16th out of 36 municipal bond funds for the fiscal year period. Total return equals a fund's income and capital distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent total return, for investors in the 34.5% combined federal and state income tax bracket, was 6.11%.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.10%. For investors in the combined 34.5% federal and state income tax bracket, that is equivalent to a yield of 6.26% on a taxable investment.

How did you manage the fund to achieve this performance?   We continued to focus
on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.


 *The Lipper Peer Group return represents the average annualized total return of the 36 funds in the Lipper Maryland Municipal Debt category. The return assumes the reinvestment of dividends and does not reflect any applicable sales charges.

**Taxable equivalent total return equals a fund's taxable equivalent income
  (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     For example, we recently purchased non-callable insured AAA Baltimore Water & Sewer bonds due in 2024, achieving a similar yield to what would have been obtained with callable bonds.

     In addition to good call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk.

     For example, we purchased bonds issued by Maryland Health and Educational Facilities Authority for the Green Acres School, a small independent elementary school. Because of the bonds' BBB- credit rating, the purchase involved intensive research. Those efforts, however, paid off for the fund through the bonds' very attractive 5.4% yield, which will help to boost the fund's income.

     Another example was the purchase of Maryland Economic Development Corporation for the Collegiate Housing Foundation University Courtyard Project. These Baa3 rated bonds offered a 5.75% coupon and mature in 2019. The bonds, which were issued to build student housing for the University of Maryland, involve an innovative financing technique. Because of this unique structure and the lower rating, the purchase required intensive research analysis. Both of these bond issues offer significant yield premiums over AAA credits.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield now reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for Nuveen Maryland Municipal Bond Fund? With Maryland's strong economy and expanding financing needs, we expect there will continue to be a buoyant supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities.

     We will continue to seek out lower investment grade and non-rated opportunities to improve the incremental yield of the fund and boost income.


"With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues."

     NUVEEN MARYLAND MUNICIPAL BOND FUND
Highlights as of May 31, 1999


Quick Facts
                                    A Shares    B Shares    C Shares    R Shares

NAV                                  $ 10.46     $ 10.47     $ 10.46     $ 10.48
--------------------------------------------------------------------------------
May's Declared Dividend*             $0.0405     $0.0335     $0.0355     $0.0420
--------------------------------------------------------------------------------
Fund Symbol                            NMDAX         N/A       NMDCX       NMMDX
--------------------------------------------------------------------------------
CUSIP                              67065L831   67065L823   67065L815   67065L799
--------------------------------------------------------------------------------
Inception Date                          9/94        3/97        9/94       12/91
--------------------------------------------------------------------------------
* Paid June 1, 1999


Total Returns (Annualized)/+/
                                A Shares       B Shares    C Shares    R Shares
                             NAV      Offer       NAV         NAV         NAV

1-Year                       3.65%   -0.68%      2.95%       3.07%       3.82%
--------------------------------------------------------------------------------
1-Year TER**                 6.11%    1.69%      4.98%       5.22%       6.37%
--------------------------------------------------------------------------------
5-Year                       6.18%    5.28%      5.47%       5.54%       6.44%
--------------------------------------------------------------------------------
Since Inception              6.26%    5.63%      5.53%       5.56%       6.51%

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 34.5%).


Index Comparison/./

[Line Chart Appears Here]

                  Nuveen Maryland       Muveen Maryland     Lehman Brothers
                      Municipal            Municipal           Municipal
                  Bond Fund (Offer)     Bond Fund (NAV)       Bond Index
February 1992           9,580               10,000              10,000
May 1992               10,809               11,283              11,377
May 1993               11,394               11,893              12,005
May 1994               11,478               11,981              12,232
May 1995               12,620               13,174              13,584
May 1996               13,184               13,762              14,334
May 1997               14,202               14,825              15,645
May 1998               14,930               15,584              16,606
May 1999               14,874               15,526              16,574

          Nuveen Maryland Municipal Bond Fund (Offer) $14,874
          Nuveen Maryland Municipal Bond Fund (NAV) $15,526
          Lehman Brothers Municipal Bond Index $16,575

/./ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Monthly Tax-Free Dividends (Class A Shares)

[Bar Chart Appears Here]

Month
June         .0400
July         .0400
August       .0400
September    .0400
October      .0400
November     .0400
December     .0400
January      .0405
February     .0405
March        .0405
April        .0405
May          .0405

Portfolio Statistics

Fund Net Assets                      $75.3 million
--------------------------------------------------
Effective Maturity                     20.64 years
--------------------------------------------------
Average
Effective Duration                            7.86
--------------------------------------------------


Top Five Sectors/1/

Housing (Multifamily)                          23%
--------------------------------------------------
Health Care                                    20%
--------------------------------------------------
Housing (Single Family)                        11%
--------------------------------------------------
Tax Obligation (Limited)                        9%
--------------------------------------------------
U.S. Guaranteed                                 9%
--------------------------------------------------


Bond Credit Quality/1/

[Pie Chart Appears Here]

AAA/U.S.
Guaranteed  65%
AA..........16%
A............6%
BBB/NR......13%

/1/ as a percentage of total bond holdings


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

     NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the Pennsylvania fund for the fiscal year ended May 31, 1999.


Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.


How strong is Pennsylvania's economy? Although Pennsylvania's population growth is below the national average, the state's economy is strengthening and broadening beyond the economically cyclical heavy industrial base. Unemployment registered 3.8% in May 1999, down from 4.6% a year ago. Per capita income is about average for the nation.

     Recently, the state has reduced its tax burden on individuals and business in an effort to attract new industry.

     In 1998, Pennsylvania was among the largest issuers of municipal bonds in the country, and that plentiful supply continued into 1999. Several entities, including Allegheny County and the University of Pittsburgh, sold bond issues exceeding $100 million each.

     As was the case on the national level, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.


How did the fund perform during its fiscal year? Nuveen Flagship Pennsylvania Municipal Bond Fund generated a total return on net asset value of 3.42%, compared to the 3.23% average annual total return posted by the Lipper Pennsylvania Municipal Debt Peer Group.* Nuveen Flagship Pennsylvania Municipal Bond Fund ranked 27th out of 62 municipal bond funds for the fiscal year period as ranked by Lipper. Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent total return, for investors in the 33% combined federal and state income tax bracket, was 5.93%.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.72%. For investors in the combined 33% federal and state income tax bracket, that is equivalent to a yield of 7.04% on a taxable investment.


How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable. Only 5% of the Pennsylvania portfolio is callable between now and the year 2001.

     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. Nuveen Research helps us accomplish that. In addition, Nuveen Research helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

     For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. The fallout from Pittsburgh's Allegheny Health Education and Research Foundation (AHERF) was most pronounced in the healthcare sector of the Pennsylvania municipal market, but it was felt to a lesser extent throughout the municipal market. Your fund did not own the affected bonds.


* The Lipper Peer Group return represents the average annualized total return of the 62 funds in the Lipper Pennsylvania Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     However, with interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk.

     Since AHERF, we added several financially sound Pennsylvania hospitals at very attractive prices.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield now reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.



What is your outlook for Nuveen Flagship Pennsylvania Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's average maturity beyond that of our peer group. We believe that bond yields are currently attractive in relation to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be beneficial.

     With Pennsylvania's increasingly diversified economy, we believe that there will continue to be a buoyant supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities. We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.


"During spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy.
                                     . . .
                  Your fund did not own the affected bonds."

     NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND

Highlights  as of May 31, 1999


Quick Facts
                                    A Shares    B Shares    C Shares    R Shares

NAV                                  $ 10.45     $ 10.47     $ 10.44     $ 10.44
--------------------------------------------------------------------------------
May's Declared Dividend*             $0.0430     $0.0365     $0.0385     $0.0450
--------------------------------------------------------------------------------
Fund Symbol                            FPNTX         N/A       FPMBX       NBPAX
--------------------------------------------------------------------------------
CUSIP                              67065L740   67065L732   67065L724   67065L716
--------------------------------------------------------------------------------
Inception Date                         10/86        2/97        2/94        2/97
--------------------------------------------------------------------------------
* Paid June 1, 1999


Total Returns (Annualized)/+/
                                A Shares       B Shares    C Shares    R Shares
                             NAV      Offer       NAV         NAV         NAV

1-Year                       3.42%   -0.94%      2.66%       2.80%       3.55%
--------------------------------------------------------------------------------
1-Year TER**                 5.93%    1.46%      4.79%       5.06%       6.18%
--------------------------------------------------------------------------------
5-Year                       6.68%    5.77%      6.04%       6.10%       6.77%
--------------------------------------------------------------------------------
10-Year                      7.21%    6.75%      6.76%       6.63%       7.26%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 33%).


Index Comparison/./

[Line Chart Appears Here]

            Nuveen Flagship    Nuveen Flagship
            Pennsylvania       Pennsylvania       Lehman Brothers
            Municipal          Municipal          Municipal
            Bond Fund Offer    Bond Fund NAV      Bond Index
May 1989         9,580             10,000             10,000
    1990        10,126             10,570             10,731
    1991        11,063             11,548             11,813
    1992        12,168             12,702             12,974
    1993        13,551             14,145             14,526
    1994        13,918             14,528             14,885
    1995        15,016             15,674             16,240
    1996        15,592             16,275             16,982
    1997        16,897             17,638             18,391
    1998        18,600             19,415             20,117
    1999        19,236             20,080             21,058

          Nuveen Flagship Pennsylvania Municipal Bond Fund (Offer) $19,236 Nuveen Flagship Pennsylvania Municipal Bond Fund (NAV) $20,080 Lehman Brothers Municipal Bond Index $21,058

/./ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Monthly Tax-Free Dividends (Class A Shares)/./

[Bar Chart Appears Here]

Month
-----
June          .0465
July          .0450
August        .0450
September     .0450
October       .0450
November      .0450
December      .0450
January       .0430
February      .0430
March         .0430
April         .0430
May           .0430

/./ The fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0593 per share.


Morningstar Rating/TM 1/
****
Overall rating among 1,586
municipal bond funds as
of 5/31/99.


Portfolio Statistics

Fund Net Assets                       $153 million
--------------------------------------------------
Effective Maturity                     21.29 years
--------------------------------------------------
Average
Effective Duration                            8.35
--------------------------------------------------


Top Five Sectors/2/

Education and Civic Organizations              17%
--------------------------------------------------
Housing (Single Family)                        13%
--------------------------------------------------
Health Care                                    13%
--------------------------------------------------
Tax Obligation (General)                       12%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------


Bond Credit Quality/2/

[Pie Chart Appears Here]

AAA/U.S.
Guaranteed  49%
AA...........9%
A...........10%
BBB/NR......32%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

/1/ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 5/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. A shares of the fund received 4 stars for the 3- and 5-year periods and 3 stars for the 10-year period. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1,586, 1,184, and 368 funds for the three-, five-, and 10-year periods, respectively.

/2/ as a percentage of total bond holdings

     NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager William Fitzgerald discusses fund performance, the municipal market and key investment strategies for the Virginia fund for the fiscal year ended May 31, 1999.


Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.


How strong is Virginia's economy? Because of its proximity to Washington, D.C., the state has traditionally had a significant reliance on the federal government. However, the economy has diversified into the private sector in recent years. With an unemployment rate of just 3.0% in May, job growth continues to outpace the national average.

     Virginia's expanding economy led to growing infrastructure and school financing needs, resulting in strong municipal bond issuance in 1998.

     Rising interest rates in 1999, however, significantly slowed municipal bond activity--both new issuance and refundings--in the latter half of the fund's fiscal year.

     There were two reasons the market slowed--the increased interest rates, which primarily slowed new issuance, plus the fact that the refunding market has essentially been exhausted. Municipalities flooded the market with refundings in recent years when interest rates were dropping. A provision of the Tax Reform Act of 1986, however, limits municipalities to only one tax-exempt refunding per issue.

     As was the case on the national level, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.


How did Nuveen Flagship Virginia Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Virginia Municipal Bond Fund generated a total return on net asset value of 3.95%, outperforming the 3.51% average annual total return posted by the Lipper Virginia Municipal Debt Peer Group.* The fund ranked 7th of 35 municipal bond funds in its Lipper peer category for the fiscal period. Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent return, for investors in the 35% combined federal and state income tax bracket, was 6.61%.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.24%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 6.52% on a taxable investment.


How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.

     For instance, the fund sold water and sewer bonds with a higher coupon issued by Henrico County that were callable in three years. Because of the higher coupon, the bonds would very likely be called, forcing us to reinvest the funds at what could be much lower yields. Instead, with the proceeds of that sale, the fund purchased noncallable bonds, maturing in 2030, issued by the Virginia College Building Authority for Washington & Lee University.


* The Lipper Peer Group return represents the average annualized total return of the 35 funds in the Lipper Virginia Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. Because the fund is well positioned in terms of call protection, we can afford to be particularly selective in making new investments.

     Nuveen Research also helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

     For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.

     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk were considered for purchase.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield now reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for Nuveen Flagship Virginia Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's average maturity beyond that of our peer group. We believe that bond yields are currently attractive in relation to inflation. Should interest rates fall or remain stable, the portfolio's longer maturity would be advantageous.

     With Virginia's strong economy and influx of population, we expect there will continue to be a buoyant supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities.

     We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.


"Because the fund is well positioned in terms of call protection, we can afford to be particularly selective in making new investments."

  NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

Highlights as of May 31, 1999



 Quick Facts
                               A Shares      B Shares    C Shares    R Shares
NAV                             $ 10.93       $ 10.93     $ 10.92     $ 10.93
-----------------------------------------------------------------------------
May's Declared Dividend*        $0.0435       $0.0365     $0.0385     $0.0455
-----------------------------------------------------------------------------
Fund Symbol                       FVATX           N/A       FVACX       NMVAX
-----------------------------------------------------------------------------
CUSIP                         67065L690     67065L682   67065L674   67065L666
-----------------------------------------------------------------------------
Inception Date                     3/86          2/97       10/93        2/97
-----------------------------------------------------------------------------
* Paid June 1, 1999

  Total Returns (Annualized)/+/

                     A Shares      B Shares   C Shares   R Shares
                  NAV      Offer     NAV        NAV        NAV
1-Year            3.95%   -0.37%     3.20%      3.30%      4.18%
----------------------------------------------------------------
1-Year TER**      6.61%    2.18%     5.44%      5.66%      6.96%
----------------------------------------------------------------
5-Year            6.67%    5.77%     6.00%      6.07%      6.78%
----------------------------------------------------------------
10-Year           7.33%    6.87%     6.86%      6.74%      7.39%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 35%).

  Index Comparison*

[Line Chart Appears Here]

            Nuveen Flagship      Nuveen Flagship
               Virginia             Virginia        Lehman Brothers
               Municipal            Municipal          Municipal
May         Bond Fund (Offer)    Bond Fund (NAV)      Bond Index
---
1989              9,580              10,000             10,000
1990             10,168              10,614             10,731
1991             11,154              11,643             11,813
1992             12,198              12,733             12,974
1993             13,707              14,308             14,526
1994             14,066              14,682             14,885
1995             15,190              15,856             16,240
1996             15,802              16,495             16,982
1997             17,101              17,851             18,391
1998             18,691              19,511             20,117
1999             19,430              20,282             21,058

--- Nuveen Flagship Virginia Municipal Bond Fund (Offer) $19,430
--- Nuveen Flagship Virginia Municipal Bond Fund (NAV) $20,282
--- Lehman Brothers Municipal Bond Index $21,058

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

  Monthly Tax-Free Dividends (Class A Shares)*

[Bar Chart Appears Here]

Month
-----
June         .0460
July         .0450
August       .0450
September    .0450
October      .0450
November     .0450
December     .0450
January      .0435
February     .0435
March        .0435
April        .0435
May          .0435

* The fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0298 per share.

  Morningstar Rating/TM 1/
  ****
  Overall rating among 1,586 municipal bond funds as of 5/31/99.

  Portfolio Statistics

Fund Net Assets             $ 223.8 million
-------------------------------------------
Effective Maturity              20.17 years
-------------------------------------------
Average Effective Duration             6.96
-------------------------------------------

Top Five Sectors/2/
Health Care                             14%
-------------------------------------------
Tax Obligation (Limited)                11%
-------------------------------------------
Education and Civic Organizations       11%
-------------------------------------------
U.S. Guaranteed                         11%
-------------------------------------------
Water and Sewer                         11%
-------------------------------------------

Bond Credit Quality/2/

[Pie Chart Appears Here]

AAA/U.S.
Guaranteed...... 37%
AA.............. 31%
A............... 20%
BBB/NR.......... 12%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

/1/ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 5/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. A shares of the fund received 4 stars for the 3- and 5-year periods and 3 stars for the 10-year period. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1,586, 1,184, and 368 funds for the three-, five-, and 10-year periods, respectively.

/2/  as a percentage of total bond holdings

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund
May 31, 1999

  Principal                                                                            Optional Call                        Market
     Amount    Description                                                               Provisions*     Ratings**           Value
----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials -- 2.2%

$ 1,500,000    Mayor and City Council of Baltimore (Maryland), Port Facilities            4/02 at 103          AA-     $ 1,627,575
                 Revenue Bonds (Consolidation Coal Sales Company Project), Series
                 1984B, 6.500%, 10/01/11
----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations -- 6.2%

               Maryland Health and Higher Educational Facilities Authority,
               Educational Facilities Mortgage Revenue Bonds, Green Acres School
               Issue, Series 1998:
    665,000      5.300%, 7/01/18                                                          7/06 at 102         BBB-         647,451
  1,425,000      5.300%, 7/01/28                                                          7/06 at 102         BBB-       1,358,980

  1,000,000    Maryland Health and Higher Educational Facilities Authority,               7/08 at 102          Aa2         999,950
                 Refunding Revenue Bonds, The Johns Hopkins University Issue,
                 Series 1998, 5.125%, 7/01/20

  1,500,000    Morgan State University, Maryland, Academic Fees and                      No Opt. Call          AAA       1,695,495
                 Auxiliary Facilities Fees Revenue Refunding Bonds, 1993
                 Series, 6.100%, 7/01/20
----------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 19.5%
  2,165,000    City of Gaithersburg, Maryland, Nursing Home Revenue Refunding            No Opt. Call          AAA       2,519,259
                 Bonds (Shady Grove Adventist Nursing and Rehabilitation Center
                 Project), Series 1992A, 6.500%, 9/01/12

  1,790,000    Maryland Economic Development Corporation (Health and Mental               4/11 at 102          N/R       1,811,713
                 Hygiene Providers Facilities Acquisition Program), Revenue Bonds,
                 Series 1996A, 7.625%, 4/01/21

  2,000,000    Maryland Health and Higher Educational Facilities Authority,               6/09 at 101            A       2,018,500
                 Kaiser Permanente, Revenue Bonds, 1998 Series A, 5.375%, 7/01/15

  1,000,000      Maryland Health and Higher Educational Facilities Authority,             7/03 at 102          AAA         998,450
                   Refunding Revenue Bonds, Francis Scott Key Medical Center Issue,
                   Series 1993, 5.000%, 7/01/13

  1,000,000    Maryland Health and Higher Educational Facilities Authority,               7/03 at 102         Baa1       1,017,390
                 Project and Refunding Revenue Bonds, Doctors Community
                 Hospital Issue, Series 1993, 5.750%, 7/01/13

  3,500,000    Maryland Health and Higher Educational Facilities Authority,               1/08 at 101          Aaa       3,413,655
                 Revenue Bonds, Upper Chesapeake Hospitals Issue,
                 Series 1998A, 5.125%, 1/01/38

  2,000,000    Prince George's County, Maryland, Project and Refunding Revenue Bonds      7/04 at 102         Baa1       1,891,140
                 (Dimensions Health Corporation Issue), Series 1994, 5.375%, 7/01/14

  1,000,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental    1/05 at 102          AAA       1,096,260
                 Control Facilities Financing Authority, Hospital Revenue Bonds,
                 1995 Series A (Hospital Auxilio Mutuo Obligated Group Project),
                 6.250%, 7/01/16
----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily -- 22.5%

  1,500,000    Baltimore County, Maryland, Mortgage Revenue Refunding Bonds              10/08 at 102          AAA       1,497,540
                 (GNMA Collateralized -- Cross Creek Apartments Project), Series
                 1998A, 5.250%, 10/20/33

  1,000,000    Baltimore City, Maryland, Mortgage Revenue Refunding Bonds, Series        12/02 at 102          AAA       1,065,480
                 1992 (GNMA Collateralized-Tindeco Wharf Apartments Project), 6.700%,
                 12/20/28

  1,000,000    Howard County, Maryland, Mortgage Revenue Refunding Bonds, Series          7/02 at 102          AAA       1,051,160
                 1992 (Howard Hills Townhouses Project, FHA-Insured Mortgage
                 Loan), 6.400%, 7/01/24

  2,000,000    Howard County, Maryland, Multifamily Housing Revenue Refunding Bonds,      7/02 at 104         Baa2       2,195,840
                 Refunding Bonds, Series 1994 (Chase Glen Project), 7.000%, 7/01/24
                 (Mandatory put 7/01/04)

               Community Development Administration, Department of Housing and Community
               Development, State of Maryland, Multifamily Housing Revenue Bonds
               (Insured Mortgage Loans), 1992 Series D:
    700,000      6.700%, 5/15/27                                                          5/02 at 102           Aa         742,889
    500,000      6.750%, 5/15/33                                                          5/02 at 102           Aa         531,170

  1,000,000    Community Development Administration, Maryland Department of Housing       1/09 at 101          Aa2         986,760
                 of Housing and Community Development, Housing Revenue Bonds, 1999
                 Series A, 5.350%, 7/01/41 (Alternative Minimum Tax)

12

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

$ 1,000,000    Community Development Administration, Maryland Department of Housing     10/08 at 101 1/2         Aaa    $ 1,008,410
                 and Community Development, Multifamily Development Revenue Bonds
                 (Auburn Manor Project), Series 1998 A, 5.300%, 10/01/28
                 (Alternative Minimum Tax)

  1,000,000    Housing Opportunities Commission of Montgomery County (Montgomery             7/05 at 102         Aaa      1,050,890
                 County, Maryland), Multifamily Housing Revenue Bonds,
                 1995 Series A., 6.000%, 7/01/20

  4,420,000    Housing Opportunities Commission of Montgomery County (Montgomery             7/08 at 101         Aaa      4,354,009
                 County, Maryland), Multifamily Housing Development Bonds,
                 1998 Series A, 5.250%, 7/01/29 (Alternative Minimum Tax)

  1,550,000    Prince George's County Housing Authority (New Keystone Apartments -           1/02 at 102         AAA      1,640,722
                 FHA-Insured), 6.800%, 7/01/25

    860,000    Housing Authority of Prince George's County, Maryland, Mortgage              11/99 at 101         AAA        862,812
                 Revenue Refunding Bonds (Collateralized Foxglenn Apartments Project),
                 Series 1998A, 5.450%, 5/20/14 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 10.3%

  1,385,000    Community Development Administration, Department of Housing and Community     4/01 at 102         Aa2      1,445,691
                 Development, State of Maryland, Single Family Program Bonds,
                 1991 Fourth Series, 7.450%, 4/01/32 (Alternative Minimum Tax)

  1,500,000    Community Development Administration, Maryland Department of Housing      3/08 at 101 1/2         Aa2      1,503,525
                 and Community Development, Residential Revenue Bonds,
                 1998 Series A, 5.300%, 9/01/23 (Alternative Minimum Tax)

  1,615,000    Housing Opportunities Commission of Montgomery County (Maryland),             7/04 at 102         Aa2      1,725,547
                 Single Family Mortgage Revenue Bonds, 1994 Series A, 6.600%, 7/01/14

  2,970,000    Housing Authority of Prince George's County (Maryland), FHLMC/FNMA/GNMA       8/07 at 102         AAA      3,062,040
                 Collateralized, Single Family Mortgage Revenue Bonds, Series 1997,
                 5.750%, 8/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 9.2%

  1,000,000    Mayor and City Council of Baltimore, Maryland, Certificates of               10/07 at 102         AAA        999,340
                 Participation (Emergency Telecommunications Facilities),
                 Series 1997A, 5.000%, 10/01/17

  2,000,000    Mayor and City Council of Baltimore Maryland, Convention Center Refunding     9/08 at 102         AAA      1,968,560
                 Revenue Bonds, Series 1998, 5.000%, 9/01/19

  1,760,000    Maryland Stadium Authority, Convention Center Expansion Lease Revenue        12/04 at 102         AAA      1,906,450
                 Bonds, Series 1994, 5.875%, 12/15/12

               Maryland Stadium Authority, Sports Facilities Lease Revenue Bonds,
               Series 1989D:
    500,000      7.375%, 12/15/04 (Alternative Minimum Tax)                                 12/99 at 102          Aa        520,070
    500,000      7.500%, 12/15/10 (Alternative Minimum Tax)                                 12/99 at 102          Aa        519,930

  1,000,000    Washington Suburban Sanitary District (Montgomery and Prince George's         6/07 at 100         Aa1      1,000,650
                 Counties, Maryland), General Construction Bonds of 1997, 5.125%, 6/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 6.5%

  1,285,000    Maryland Transportation Authority, Special Obligation Revenue Bonds,          7/04 at 102         AAA      1,304,031
                 Baltimore/Washington International Airport Projects, Series 1994-A
                 (Qualified Airport Bonds), 6.400%, 7/01/19 (Alternative Minimum Tax)

  1,000,000    Maryland Transportation Authority, Transportation Facilities Projects         7/02 at 100          A+      1,038,140
                 Revenue Bonds, Series 1992, 5.750%, 7/01/15

  2,500,000    Washington Metropolitan Area Transit Authority (District of Columbia),        1/04 at 102         AAA      2,532,500
                 Gross Revenue Transit Refunding Bonds, Series 1993, 5.250%, 7/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 9.2%

    600,000    City of Baltimore, Maryland (Mayor and City Council of Baltimore),           10/02 at 100         AAA        650,412
                 General Obligation Consolidated Public Improvement Bonds,
                 Series 1992-A, 6.500%, 10/15/12 (Pre-refunded to 10/15/02)

    700,000    The Maryland National Capital Park and Planning Commission, Maryland          7/02 at 102       AA***        758,093
                 (Prince George's County), General Obligation Bonds, Prince George's
                 County Park Acquisition and Development Bonds, Series L-2, 6.125%,
                 7/01/10 (Pre-refunded to 7/01/02)

    500,000    Maryland Health and Higher Educational Facilities Authority, Revenue          7/00 at 102         AAA        529,390
                 Bonds, Sinai Hospital of Baltimore Issue, Series 1990, 7.000%, 7/01/19
                 (Pre-refunded to 7/01/00)

Portfolio of Investments

May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   500,000    Maryland Health and Higher Educational Facilities Authority,                  7/00 at 102         AAA     $  528,060
                 Revenue Bonds, Francis Scott Key Medical Center Issue, Series 1990,
                 6.750%, 7/01/23 (Pre-refunded to 7/01/00)

  1,005,000    Maryland Health and Higher Educational Facilities Authority (Doctors          7/00 at 102         AAA      1,082,345
                 Community Hospital Issue), Series 1990, 8.750%, 7/01/22
                 (Pre-refunded to 7/01/00)

  2,500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,            7/07 at 101 1/2         AAA      2,811,575
                 6.000%, 7/01/26 (Pre-refunded to 7/01/07)

    500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1992             7/02 at 101 1/2         AAA        547,820
                 (General Obligation Bonds), 6.600%, 7/01/13
                 (Pre-refunded to 7/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 3.8%

  1,000,000    Montgomery County, Maryland, Solid Waste System Revenue Bonds,                6/03 at 102         AAA      1,058,510
                 1993 Series A, 5.875%, 6/01/13 (Alternative Minimum Tax)

  1,500,000    Prince George's County, Maryland, Pollution Control Revenue Refunding         1/03 at 102          A1      1,621,560
                 Bonds (Potomac Electric Project), 1993 Series, 6.375%, 1/15/23

    185,000    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,      7/99 at 101 1/2        BBB+        188,376
                 Series 1989-N, 7.125%, 7/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 7.3%

  2,000,000    City of Baltimore, Maryland (Mayor and City Council of Baltimore),           No Opt. Call         AAA      1,975,960
                 Project and Refunding Revenue Bonds (Water Projects),
                 Series 1994-A, 5.000%, 7/01/24

  2,000,000    City of Baltimore, Maryland (Mayor and City Council of Baltimore),            7/08 at 101         AAA      1,950,499
                 Project and Refunding Revenue Bonds (Water Projects),
                 Series 1998-A, 5.000%, 7/01/28

  1,500,000    City of Baltimore, Maryland (Mayor and City Council of Baltimore),            7/06 at 101         AAA      1,550,309
                 Project and Refunding Revenue Bonds (Water Projects),
                 Series 1996-A, 5.500%, 7/01/26
-----------------------------------------------------------------------------------------------------------------------------------
$70,580,000    Total Investments - (cost $70,194,062) - 96.7%                                                            72,862,883
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less - Liabilities - 3.3%                                                                     2,461,394
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $75,324,277
               ====================================================================================================================



               * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

               *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

               N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Pennsylvania Municipal Bond Fund
May 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 2.0%

 $3,000,000    Delaware County Industrial Development Authority (Pennsylvania),              1/08 at 102          A-     $3,099,540
                 Refunding Revenue Bonds, Series A 1997 (Resource Recovery Facility),
                 6.200%, 7/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 17.1%

  3,000,000    Allegheny County Higher Education Building Authority (Commonwealth            2/06 at 102        Baa3      3,135,870
                 of Pennsylvania), College Revenue Bonds, Series A of 1996
                 (Robert Morris College), 6.250%, 2/15/26

               Allegheny County Higher Education Building Authority (Commonwealth
               of Pennsylvania), College Revenue Refunding Bonds, Series A of
               1998 (Robert Morris College):
  1,190,000      5.500%, 5/01/15                                                            No Opt. Call        Baa3      1,219,845
  1,500,000      6.000%, 5/01/28                                                            No Opt. Call        Baa3      1,661,550

               Chester County Health and Education Facilities Authority
               (Pennsylvania), College Revenue Bonds, Series of 1998 (Immaculate College):
  1,300,000      5.600%, 10/15/18                                                           10/08 at 102        BBB-      1,285,531
  2,300,000      5.625%, 10/15/27                                                           10/08 at 102        BBB-      2,270,928

  2,315,000    Delaware County Authority (Pennsylvania), College Revenue                    10/08 at 100        BBB-      2,212,746
                 Refunding Bonds (Neumann College), Series 1998A, 5.375%, 10/01/26

               Delaware County Authority, School Revenue Bonds, Series of 1998 (The
               Haverford School Project):
  1,000,000      5.000%, 3/15/19                                                             3/04 at 100          A-        941,790
  2,000,000      5.125%, 3/15/24                                                             3/04 at 100          A-      1,882,240

               New Wilmington Municipal Authority (Lawrence County, Pennsylvania),
               College Revenue Bonds, Series 1998 (Westminster College):
  1,275,000      5.300%, 3/01/18                                                             3/08 at 100        Baa1      1,243,100
    935,000      5.350%, 3/01/28                                                             3/08 at 100        Baa1        906,239

    750,000    Northeastern Pennsylvania Hospital and Education Authority, College           2/05 at 100         AAA        839,258
                 Revenue, Bonds, Luzerne County Community College, 6.625%, 8/15/15

               Pennsylvania Higher Educational Facilities Authority (Commonwealth
               of Pennsylvania), Geneva College Revenue Bonds, Series of 1998:
  4,150,000      5.375%, 4/01/15                                                             4/08 at 102        BBB-      4,082,355
  1,800,000      5.375%, 4/01/23                                                             4/08 at 102        BBB-      1,707,264

  1,250,000    Pennsylvania Higher Educational Facilities Authority, Thomas                  7/09 at 100         AAA      1,218,238
                Jefferson University Revenue Bonds, Series 1999, 5.000%, 7/01/19 (WI)

    865,000    Union County Higher Educational Facilities Financing Authority,               4/06 at 101         AAA        892,109
                 Union County, Pennsylvania, University Revenue Bonds, Series 1996
                 (Bucknell University), 5.500%, 4/01/16

    600,000    The General Municipal Authority of the City of Wilkes-Barre, College         12/00 at 100         N/R        646,278
                 Misericordia Revenue Refunding Bonds, Series A of 1992, 7.750%, 12/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 2.6%

  3,500,000    Pennsylvania Economic Development Financing Authority (Sun Company,          12/04 at 102         BBB      3,945,235
                 Inc. (R&M) Project), Series 1994A, 7.600%, 12/01/24
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 12.7%

  1,525,000    Allegheny County Hospital Development Authority (Allegheny County,           No Opt. Call         N/R      1,525,000
                 Pennsylvania), Hospital Revenue Bonds, Series Q (Allegheny Valley
                 Hospital, Sublessee), 7.000%, 8/01/15

    500,000    Clarion County Hospital Authority, Hospital Revenue Refunding Bonds,          7/99 at 102         N/R        512,045
                 Series 1989 (Clarion Hospital Project), 8.100%, 7/01/12

Portfolio of Investments
Nuveen Flagship Pennsylvania Municipal Bond Fund (continued)
May 31, 1999

   Principal                                                                           Optional Call                        Market
      Amount   Description                                                               Provisions*   Ratings**             Value
----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

               Columbia County Hospital Authority, Columbia County, Pennsylvania,
               Health Care Revenue Bonds (The Bloomsburg Hospital Obligated Group
               Project), Series of 1999:
$  3,735,000     5.850%, 6/01/24                                                         6/09 at 100        BBB-      $  3,667,621
   1,000,000     5.900%, 6/01/29                                                         6/09 at 100        BBB-           980,700

   1,585,000   The City of Jeannette Health Services Authority, Hospital                11/06 at 102        BBB+         1,636,719
                 Revenue Bonds (Jeannette District Memorial Hospital),
                 Series A of 1996, 6.000%, 11/01/18

   2,000,000   Monroeville, Pennsylvania, Hospital Authority, Hospital                  10/05 at 102         N/R         1,980,000
                 Revenue Refunding Bonds, Forbes Health System, 6.250%, 10/01/15

     500,000   Montgomery County, Pennsylvania, Higher Education and Health              2/00 at 100         AAA           514,525
                 Authority, Hospital Revenue Bonds (Holy Redeemer Hospital), Series
                 1990A, 7.625%, 2/01/20

   1,985,000   Philadelphia, Pennsylvania, Hospitals and Higher Education               11/02 at 102          A-         2,052,490
                 Facilities Authority, Hospital Revenue Refunding Bonds,
                 Chestnut Hill Hospital, 6.500%, 11/15/22

   2,500,000   Philadelphia Pennsylvania Hospitals and Higher Education                  7/07 at 102        BBB+         2,529,250
                 Facilities Authority, Hospital Revenue Refunding Bonds,
                 Jeanes Hospital Project, 5.875%, 7/01/17

               City of Pottsville Hospital Authority, Hospital Revenue Bonds
               (The Pottsville Hospital and Warne Clinic), Series of 1998:
   1,265,000     5.250%, 7/01/10                                                        No Opt. Call         BBB         1,221,927
   2,250,000     5.625%, 7/01/24                                                         7/08 at 100         BBB         2,143,935

     230,000   Health Care Facilities Authority of Sayre (Pennsylvania), Series          3/01 at 102         AAA           246,017
                 1991A, Revenue Bonds, Guthrie Healthcare System,
                 7.100%, 3/01/17

     350,000   Washington County Hospital Authority, Hospital Revenue Bonds,            12/02 at 102          A2           380,447
                 Series 1992 (Monongahela Valley Hospital, Inc. Project), 6.750%,
                 12/01/08
----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.3%

     500,000   Redevelopment Authority of the County of Bucks, Pennsylvania,             2/02 at 100         AAA           518,975
                 Mortgage Revenue Refunding Bonds (Warminster Heights Section 8
                 Assisted FHA-Insured Project), 1992 Series A, 6.875%, 8/01/23

   1,535,000   Redevelopment Authority of the City of Philadelphia,                      2/08 at 100         Aa2         1,545,883
                 Pennsylvania, Multifamily Housing Refunding Revenue Bonds,
                 Series 1998 (FHA-Insured Mortgage Loan - Woodstock Mutual
                 Homes, Inc. Project), 5.450%, 2/01/23
----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 13.1%

   3,260,000   Allegheny County Residential Finance Authority, Single Family            11/08 at 102         Aaa         3,268,117
                 Mortgage Revenue Bonds, 1998 Series DD-2, 5.400%, 11/01/29
                 (Alternative Minimum Tax)

   1,670,000   Allegheny County Residential Finance Authority, Single Family            No Opt. Call         Aaa           260,871
                 Mortgage Revenue Bonds, 1994 Series Y, 0.000%, 5/01/27
                 (Alternative Minimum Tax)

     300,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              10/99 at 102         AA+           308,355
                 Revenue Bonds, Series S, 7.600%, 4/01/16

      85,000   Pennsylvania Housing Finance Agency, Single Family Mortgage               4/01 at 102         AA+            88,564
                 Revenue Bonds, Series 30, 7.300%, 10/01/17

     520,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              10/01 at 102         AA+           547,248
                 Revenue Bonds, Series 1991-32, 7.150%, 4/01/15

   2,500,000   Pennsylvania Housing Finance Agency, Single Family Mortgage               4/06 at 102         AA+         2,645,575
                 Revenue Bonds, Series 1996-50A, 6.000%, 10/01/13

   2,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage               4/06 at 102         AA+         2,121,060
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28 (Alternative
                 Minimum Tax)

   1,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              10/06 at 102         AA+         1,049,360
                 Revenue Bonds, Series 53A, 6.050%, 4/01/18 (Alternative
                 Minimum Tax)

   3,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              10/07 at 101         AA+         3,039,900
                 Revenue Bonds, Series 1997-61A, 5.500%, 4/01/29 (Alternative
                 Minimum Tax)

   2,600,000   Urban Redevelopment Authority of Pittsburgh, Home Improvement Loan        8/05 at 102           A         2,725,268
                 Bonds, 1995 Series A, 6.375%, 8/01/18 (Alternative Minimum Tax)

     970,000   Pittsburgh, Pennsylvania, Urban Redevelopment Authority, Mortgage         4/06 at 102         AAA         1,010,410
                 Revenue Bonds, Series A, 6.000%, 4/01/19 (Alternative
                 Minimum Tax)

  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                 Provisions*     Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)
$   995,000     Pittsburgh, Pennsylvania, Urban Redevelopment Authority, Mortgage              4/06 at 102        AAA   $ 1,055,904
                  Revenue Bonds, Series D, 6.250%, 10/01/17

    765,000     Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue                  4/07 at 102        AAA       809,385
                  Bonds, 1997 Series A, 6.200%, 10/01/21 (Alternative Minimum Tax)

  1,055,000     Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue                  4/04 at 102        AAA     1,126,550
                  Bonds, 1994 Series A, 6.625%, 4/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care  -- 6.8%
  2,920,000     Allegheny County Residential Finance Authority, Mortgage Revenue              10/05 at 100        AAA     3,167,207
                  Bonds (FHA-Insured Mortgage, Ladies Grand Army of the Republic
                  Health Facility Project), 1995 Series G, 6.350%, 10/01/36

  2,000,000     Armstrong County Hospital Authority (Armstrong County, Pennsylvania),         12/01 at 100        AAA     2,131,740
                  Health Center Revenue Refunding Bonds, Series 1991 (Canterbury Place
                  Project), 6.500%, 12/01/21

  1,000,000     Butler County Industrial Development Authority (Butler County,                 6/03 at 102          A     1,013,910
                  Pennsylvania), Health Center Revenue Refunding Bonds,
                  Series 1993, Pittsburgh Lifetime Care Community (Sherwood
                  Oaks Project), 5.750%, 6/01/16

                Chester County Health and Educational Facilities Authority
                (Pennsylvania), Mortgage Revenue Refunding Bonds (Tel Hai
                Obligated Group Project), Series of 1998:
  1,000,000       5.400%, 6/01/18                                                             12/08 at 100        BBB       957,620
  1,100,000       5.500%, 6/01/25                                                             12/08 at 100        BBB     1,046,056

  2,000,000     Montgomery County Higher Education and Health Authority, Mortgage              1/06 at 101        BBB     2,097,660
                  Revenue Bonds, Series 1996 (Waverly Heights Project),
                  6.375%, 1/01/26
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General -- 12.2%
                Girard School District (Erie County, Pennsylvania), General Obligation
                Bonds, Series of 1999B:
  1,645,000       0.000%, 11/15/26                                                            No Opt. Call        AAA       379,518
  1,635,000       0.000%, 11/05/28                                                            No Opt. Call        AAA       338,510

  2,000,000     McKeesport Area School District (Allegheny County, Pennsylvania),             10/06 at 100        AAA     2,206,020
                  General Obligation Bonds, Series of 1996A, 6.000%, 10/01/25

  4,875,000     McKeesport Area School District (Allegheny County, Pennsylvania),             No Opt. Call        AAA     1,265,599
                  General Obligation Bonds, Series of 1997D, 0.000%, 10/01/24

  2,195,000     Montour School District (Allegheny County, Pennsylvania), General             No Opt. Call        AAA     1,023,155
                  Obligation Bonds, Series B of 1993, 0.000%, 1/01/14

  1,000,000     Commonwealth of Pennsylvania, General Obligation Bonds, First              5/06 at 101 1/2        AAA     1,020,800
                  Series of 1996, 5.375%, 5/15/16

  6,050,000     City of Philadelphia, Pennsylvania, General Obligation Bonds,                  3/09 at 101        AAA     5,795,000
                  Series 1998, 5.000%, 3/15/28

  3,500,000     The School District of Philadelphia, Pennsylvania, General                     4/09 at 100        AAA     3,125,430
                  Obligation Bonds, Series A of 1999, 4.500%, 4/01/23

  1,500,000     Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,                 7/07 at 100          A     1,511,670
                  5.375%, 7/01/25

  2,000,000     Radnor Township, General Obligation Bonds, Series 1996, 5.250%, 11/01/26       5/06 at 100        Aa2     1,967,080
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- 4.0%
  1,500,000     The Harrisburg Authority, Dauphin County, Pennsylvania, Series I               4/06 at 102        AAA     1,557,000
                  of 1996 (Pooled Bond Program), 5.625%, 4/01/19

  1,390,000     Pennsylvania Intergovernmental Cooperative Authority (City of                 No Opt. Call        AAA     1,595,512
                  Philadelphia Funding Program), Series of 1994, 7.000%, 6/15/05

  3,000,000     Southeastern Pennsylvania Transportation Authority, Special Revenue            3/07 at 102        AAA     3,026,940
                  Bonds, Series of 1997, 5.375%, 3/01/22
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation  -- 4.8%
  2,300,000     County of Allegheny, Pennsylvania, Airport Revenue Refunding Bonds,            1/08 at 101        AAA     2,291,053
                  Series 1997A (Pittsburgh International Airport), 5.250%, 1/01/16
                  (Alternative Minimum Tax)

  1,550,000     Pennsylvania Turnpike Commission, Pennsylvania Turnpike Revenue               12/02 at 102        AAA     1,579,063
                  Bonds, Series O of 1992, 5.500%, 12/01/17

  3,500,000     Philadelphia, Pennsylvania, Airport Revenue Bonds, Philadelphia                6/07 at 102        AAA     3,472,385
                  Airport System, Series 1997B, 5.400%, 6/15/27
                  (Alternative Minimum Tax)

Portfolio of Investments
Nuveen Flagship Pennsylvania Municipal Bond Fund (continued)
May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 10.3%

$   200,000    Allegheny County Hospital Development Authority, Hospital Revenue Bonds,     10/01 at 100     BBB+***   $    214,542
                 Series 1991 A (St. Margaret Memorial Hospital), 7.125%, 10/01/21
                 (Pre-refunded to 10/01/01)

    200,000    Butler County Hospital Authority (Butler County, Pennsylvania), Hospital      6/01 at 102         AAA        216,304
                 Revenue Bonds, Series 1991A (North Hills Passavant Hospital),
                 7.000%, 6/01/22 (Pre-refunded to 6/01/01)

  2,850,000    Deer Lakes School District (Allegheny County, Pennsylvania), General          1/04 at 100         AAA      3,131,210
                 Obligation Bonds, Series of 1995, 6.350%, 1/15/14 (Pre-refunded to
                 1/15/04)

  1,320,000    Delaware County Authority, Health Facilities Revenue Bonds, Series of        12/06 at 102         Aaa      1,461,148
                 1996 (Mercy Health Corporation of Southeastern Pennsylvania Obligated
                 Group), 6.000%, 12/15/26

  2,000,000    Pennsylvania Economic Development Financing Authority (MacMillan Bloedel     12/05 at 102     Baa2***      2,379,500
                 Limited Partnership), 7.600%, 12/01/20 (Alternative Minimum Tax)
                 (Pre-refunded to 12/01/05)

  1,500,000    Pennsylvania Intergovernmental Cooperation Authority, Special Tax             6/05 at 100         AAA      1,721,775
                 Revenue Bonds (City of Philadelphia Funding Program), Series of 1994,
                 7.000%, 6/15/14 (Pre-refunded to 6/15/05)

    250,000    Philadelphia Authority for Industrial Development Revenue Bonds, Series       5/02 at 102       A+***        273,718
                 of 1992 (National Board of Medical Examiners Project), 6.750%, 5/01/12
                 (Pre-refunded to 5/01/02)

    650,000    City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Twelfth         No Opt. Call         AAA        785,285
                 Series B, 7.000%, 5/15/20

  2,000,000    Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities        No Opt. Call     BBB+***      2,211,040
                 Authority, Hospital Revenue Refunding Bonds, Pennsylvania Hospital,
                 6.250%, 7/01/06

  1,450,000    The Philadelphia Municipal Authority, Philadelphia, Pennsylvania,             4/00 at 100         AAA      1,504,158
                 Criminal Justice Center Refunding Revenue Bonds, Series of 1988,
                 7.800%, 4/01/18 (Pre-refunded to 4/01/00)

    500,000    Saint Mary Hospital Authority, Hospital Revenue Bonds, Series 1992A           7/02 at 102         AAA        546,600
                 (Franciscan Health System/Saint Mary Hospital of Langhorne Inc.),
                 6.500%, 7/01/12 (Pre-refunded to 7/01/02)

    935,000    The Municipal Authority of the Borough of West View (Allegheny County,       No Opt. Call         AAA      1,290,487
                 Pennsylvania), Special Obligation Bonds, Series of 1985A,
                 9.500%, 11/15/14

-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 10.7%

  2,000,000    Beaver County Industrial Development Authority, Pennsylvania, Exempt          6/08 at 102         AAA      1,973,940
                 Facilities Revenue Bonds, 1998 Series A (Shippingport Project),
                 5.375%, 6/01/28 (Alternative Minimum Tax)

  2,000,000    Cambria County Industrial Development Authority (Pennsylvania), Pollution    11/05 at 102         AAA      2,115,440
                 Control Revenue Refunding Bonds, 1995 Series A (Pennsylvania Electric
                 Company Project), 5.800%, 11/01/20

    800,000    Greater Lebanon Refuse Authority, Lebanon County, Pennsylvania, Solid        11/02 at 100          A-        847,168
                 Waste Revenue Bonds, Series of 1992, 7.000%, 11/15/04

  1,500,000    Lawrence County, Pennsylvania, Industrial Development Authority,              9/01 at 102        Baa2      1,593,570
                 Pollution Control Revenue Refunding Bonds, Pennsylvania Power Company,
                 New Castle Project, Series A, 7.150%, 3/01/17

  1,610,000    Lehigh County Industrial Development Authority, Pollution Control Revenue    11/02 at 102         AAA      1,753,805
                 Refunding Bonds, 1992 Series A (Pennsylvania Power and Light Company
                 Project), 6.400%, 11/01/21

    550,000    Lehigh County Industrial Development Authority, Pollution Control Revenue     8/05 at 102         AAA        597,284
                 Refunding Bonds, 1995 Series A (Pennsylvania Power and Light Company
                 Project), 6.150%, 8/01/29

    950,000    Luzerne County Industrial Development Authority, Exempt Facilities           12/02 at 102          A-      1,042,283
                 Revenue Bonds, 1992 Series B (Pennsylvania Gas and Water Company
                 Project), 7.125%, 12/01/22 (Alternative Minimum Tax)

  1,500,000    Luzerne County Industrial Development Authority, Exempt Facilities           12/04 at 102         AAA      1,694,025
                 Revenue Refunding Bonds, 1994 Series A (Pennsylvania Gas and Water
                 Company Project), 7.000%, 12/01/17 (Alternative Minimum Tax)

  1,000,000    Northampton County Industrial Development Authority (Pennsylvania),           7/05 at 102         AAA      1,080,340
                 Pollution Control Revenue Refunding Bonds, 1995 Series A (Metropolitan
                 Edison Company Project), 6.100%, 7/15/21

               City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Fourteenth
               Series:
  2,000,000      6.375%, 7/01/14                                                             7/03 at 102         AAA      2,188,099
  1,400,000      6.375%, 7/01/26                                                             7/03 at 102         BBB      1,520,651
-----------------------------------------------------------------------------------------------------------------------------------

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer  1.9%

$  2,000,000   Allegheny County Sanitary Authority, Allegheny County, Pennsylvania,         12/07 at 102         AAA   $  2,019,179
                 Sewer Revenue Bonds, Series of 1997, 5.375%, 12/01/24

     830,000   South Wayne County Water and Sewer Authority, Pennsylvania, Revenue           4/02 at 102         N/R        891,494
                 Refunding Sewer Bonds, 8.200%, 4/15/13 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
$156,565,000   Total Investments  (cost $145,733,737) - 99.5%                                                           152,325,090
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.5%                                                                         717,301
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $153,042,391
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.
(WI) Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Virginia Municipal Bond Fund
May 31, 1999


  Principal                                                                             Optional Call                        Market
     Amount    Description                                                                Provisions*      Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods -- 0.9%

$ 2,000,000    Industrial Development Authority of the County of                         No Opt. Call             A-    $ 1,972,400
                 Henrico, Virginia, Solid Waste Disposal
                 Revenue Bonds, Series 1996A (Browning-Ferris
                 Industries of South Atlantic, Inc. Project),
                 5.450%, 1/01/14 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples -- 0.7%

  1,500,000    Industrial Development Authority of the County                             4/07 at 101             A+      1,577,010
                 of James City, Virginia, Sewage and Solid Waste
                 Disposal Facilities Revenue Bonds, Series 1997
                 (Anheuser Busch Project), 6.000%, 4/01/32
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations -- 10.4%

  1,000,000    Industrial Development Authority of Arlington                              7/07 at 102            Aa1      1,022,140
                 County, Virginia, Headquarters Facility Revenue
                 Bonds (The Nature Conservancy), Series 1997A,
                 5.450%, 7/01/27

    500,000    Medical College of Hampton Roads, Virginia,                               11/01 at 102             A-        534,230
                 General Revenue Refunding Bonds, Series 1991A,
                 6.875%, 11/15/16

               Industrial Development Authority of Loudoun
               County, Virginia, University Facilities Revenue
               Refunding Bonds (The George Washington University), Series of 1992:
    500,000      6.250%, 5/15/12                                                          5/02 at 102             A1        535,305
  2,225,000      6.250%, 5/15/22                                                          5/02 at 102             A1      2,378,881

  1,250,000    Industrial Development Authority of Rockingham                            10/03 at 102           Baa3      1,281,288
                 County, Virginia, Educational Facilities Revenue Bonds
                 (Bridgewater College), Series 1993, 6.000%, 10/01/23

               Staunton Industrial Development Authority, Educational
               Facilities Revenue Bonds (Mary Baldwin College):
    350,000      5.900%, 11/01/03                                                        No Opt. Call            N/R        361,526
    370,000      6.000%, 11/01/04                                                        No Opt. Call            N/R        384,260

  2,000,000    The Rector and Visitors of the University of                               6/03 at 102            AA+      2,021,440
                 Virginia, General Revenue Bonds, Series 1993B,
                 5.375%, 6/01/20

  1,000,000    The Rector and Visitors of the University of                               6/08 at 101            AA+        968,250
                 Virginia, General Revenue Pledge Bonds, Series
                 1998A, 5.000%, 6/01/24

    750,000    Virginia College Building Authority, Educational                           1/02 at 102            AAA        809,813
                 Facilities Revenue Refunding Bonds, Washington
                 and Lee University Project,
                 6.400%, 1/01/12

    800,000    Virginia College Building Authority, Educational                           5/02 at 102            Aa2        874,552
                 Facilities Revenue Bonds (Randolph-Macon College
                 Project), Series of 1992,
                 6.625%, 5/01/13

  2,000,000    Virginia College Building Authority, Educational                          10/02 at 102           BBB+      2,141,720
                 Facilities Revenue Refunding Bonds, Roanoke
                 College Project, 6.625%, 10/15/12

  3,250,000    Virginia College Building Authority, Educational                           4/03 at 102            Aa2      3,392,805
                 Facilities Revenue Refunding Bonds (Hampton
                 University Project), Series of
                 1993, 5.750%, 4/01/14

  2,000,000    Virginia College Building Authority, Educational                          No Opt. Call            AAA      2,016,880
                 Facilities Revenue Bonds (The Washington and
                 Lee University Project), Series 1998, 5.250%, 1/01/31

    420,000    Virginia College Building Authority, Educational                           1/04 at 102             AA        445,238
                 Facilities Revenue Bonds (The Washington and
                 Lee University Project), Series of 1994,
                 5.750%, 1/01/14

  1,250,000    Virginia College Building Authority, Educational                           7/08 at 102             AA      1,211,375
                 Facilities Revenue and Refunding Bonds
                 (Marymount University Project), Series 1998,
                 5.125%, 7/01/28

               Industrial Development Authority of the City of
               Winchester, Virginia, Educational Facilities
               First Mortgage Revenue Bonds
               (Shenandoah University Project), Series 1994:
  1,800,000      6.700%, 10/01/14                                                        10/04 at 102             AA      2,038,788
    775,000      6.750%, 10/01/19                                                        10/04 at 102             AA        879,641


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------

               Forest and Paper Products -- 5.2%

$ 2,000,000    Industrial Development Authority of Covington-Allegheny County,               9/04 at 102          A1    $ 2,183,540
                 Virginia, Pollution Control Facilities Refunding Revenue Bonds
                 (Westvaco Corporation Project), Series 1994, 6.650%, 9/01/18

  2,500,000    Industrial Development Authority of Goochland County, Virginia,              12/08 at 101        Baa2      2,509,225
                 Industrial Development Refunding Revenue Bonds (Nekoosa Packaging
                 Corporation Project), Series 1998, 5.650%, 12/01/25
                 (Alternative Minimum Tax)

  3,545,000    Industrial Development Authority of the Isle of Wight County, Virginia,       4/04 at 102          A1      3,819,915
                 Solid Waste Disposal Facilities Revenue Bonds (Union Camp Corporation
                 Project), Series 1994, 6.550%, 4/01/24 (Alternative Minimum Tax)

  3,000,000    Industrial Development Authority of the Isle of Wight County, Virginia,       5/07 at 102        BBB+      3,130,290
                 Solid Waste Disposal Facilities Revenue Bonds (Union Camp Corporation
                 Project), Series 1997, 6.100%, 5/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 14.1%

  1,125,000    Industrial Development Authority of Albemarle County, Virginia, Health       10/02 at 102         N/R      1,230,491
                 Services Revenue Bonds (The University of Virginia Health Services
                 Foundation), Series 1992, 6.500%, 10/01/22

  2,060,000    Industrial Development Authority of Albemarle County, Virginia, Hospital     10/03 at 102          A2      2,119,019
                 Refunding Revenue Bonds (Martha Jefferson Hospital), Series 1993,
                 5.875%, 10/01/13

  2,000,000    Industrial Development Authority of Fairfax County, Virginia, Health          8/06 at 102          AA      2,142,240
                 Care Revenue Bonds (Inova Health System Project), Series 1996A,
                 6.000%, 8/15/26

  2,000,000    Industrial Development Authority of the City of Fredericksburg, Virginia,     6/07 at 102         AAA      1,971,720
                 Hospital Facilities Revenue Refunding Bonds (MediCorp Health System
                 Obligated Group), Series 1996, 5.250%, 6/15/23

  1,110,000    Industrial Development Authority of the County of Giles, Virginia, Exempt    12/05 at 102          A+      1,140,159
                 Facility Revenue Bonds, Hoechst Celanese Project, Series 1995, 5.950%,
                 12/01/25 (Alternative Minimum Tax)

    500,000    Industrial Development Authority of the City of Hampton, Virginia,           11/04 at 102         Aa2        552,055
                 Hospital Revenue and Refunding Bonds (Sentara Hampton General Hospital),
                 Series 1994A, 6.500%, 11/01/12

  2,000,000    Industrial Development Authority of the County of Hanover, Virginia,         No Opt. Call         AAA      2,308,460
                 Hospital Revenue Bonds, Series 1995 (Memorial Regional Medical Center
                 Project at Hanover Medical Park) (Guaranteed by Bon Secours Health
                 System Obligated Group), 6.375%, 8/15/18

  2,000,000    Bon Secours Health System Obligated Group Revenue Bonds, Industrial           8/05 at 102         AAA      2,038,860
                 Development Authority of the County of Hanover, Virginia, Hospital
                 Revenue Bonds, Series 1995 (Bon Secours Health System Projects),
                 5.500%, 8/15/25

  1,250,000    Industrial Development Authority of Henry County, Virginia, Hospital          1/07 at 101          A+      1,304,875
                 Revenue Bonds (Memorial Hospital of Martinsville and Henry County),
                 Series 1997, 6.000%, 1/01/27

  1,700,000    Industrial Development Authority of Loudoun County, Virginia, Hospital        6/05 at 102         AAA      1,776,857
                 Revenue Bonds (Loudoun Hospital Center), Series 1995, 5.800%, 6/01/20

               Industrial Development Authority of the City of Lynchburg, Virginia,
               Healthcare Facilities Revenue and Refunding Bonds (Centra Health),
               Series 1998:
  1,000,000      5.200%, 1/01/23                                                             1/08 at 101          A+        971,500
  3,000,000      5.200%, 1/01/28                                                             1/08 at 101          A+      2,885,520

  5,320,000    Medical College of Virginia Hospitals Authority, General Revenue Bonds,       7/08 at 102         AAA      5,176,254
                 Series 1998, 5.125%, 7/01/23

  1,000,000    Industrial Development Authority of the City of Norfolk, Virginia,            8/07 at 102         AAA        984,960
                 Health Care Revenue Bonds, Series 1997 (Bon Secours Health System),
                 5.250%, 8/15/26

  2,080,000    Peninsula Ports Authority of Virginia, Health System Revenue and Refunding    7/02 at 102         Aa2      2,278,806
                 Bonds (Riverside Health System Project), Series 1992-A, 6.625%, 7/01/18

    400,000    Richmond, Virginia, Industrial Development Authority, Medical Facility        8/99 at 101         AA-        405,032
                 Revenue Bonds, Richmond Metropolitan Blood Service, 7.125%, 2/01/11

  2,260,000    City of Virginia Beach Development Authority, Virginia, Hospital Revenue     11/01 at 102          AA      2,432,800
                 Bonds (Sentara Bayside Hospital), Series 1991, 6.300%, 11/01/21

Portfolio of Investments

May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 2.1%

 $1,200,000    Fairfax County (Virginia), Redevelopment and Housing Authority,               9/06 at 102         AAA     $1,260,456
                 FHA-Insured Mortgage Housing for the Elderly Revenue Refunding Bonds,
                 Series 1996 (Little River Glen), 6.100%, 9/01/26

  2,000,000    Newport News, Virginia, Redevelopment and Housing Authority, Mortgage         1/02 at 102         AAA      2,079,340
                 Revenue Refunding Bonds, West Apartments, Series A, 6.550%, 7/01/24

    480,000    Suffolk Redevelopment and Housing Authority, Multifamily Housing Revenue      7/02 at 104        Baa2        522,206
                 Refunding Bonds, Series 1994 (Chase Heritage at Dulles Project), 7.000%,
                 7/01/24 (Mandatory put 7/01/04)

    700,000    Virginia State Housing Development Authority, Multifamily Housing Bonds,      5/01 at 102         AA+        736,099
                 Series 1991F, 7.000%, 5/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 7.9%

    180,000    Puerto Rico Housing Finance Corporation, Single Family Mortgage Revenue       9/00 at 102         AAA        188,276
                 Bonds, Portfolio 1, Series B, 7.650%, 10/15/22

               Virginia Housing Development Authority, Commonwealth Mortgage Bonds,
                 1992 Series A:
  3,000,000      7.100%, 1/01/17                                                             1/02 at 102         AA+      3,116,520
  1,000,000      7.100%, 1/01/22                                                             1/02 at 102         AA+      1,030,030
  3,170,000      7.150%, 1/01/33                                                             1/02 at 102         AA+      3,309,987

  1,000,000    Virginia State Housing Development Authority, Commonwealth Mortgage Bonds,    7/05 at 102         AA+      1,055,630
                 Series C1, 6.300%, 7/01/25 (Alternative Minimum Tax)

  2,000,000    Virginia State Housing Development Authority, Commonwealth Mortgage Bonds,    7/05 at 102         AA+      2,101,940
                 Series C3, 6.125%, 7/01/22 (Alternative Minimum Tax)

  7,000,000    Virginia Housing Development Authority, Commonwealth Mortgage Bonds, 1996     1/08 at 102         AA+      6,976,830
                 Series G, Subseries G-1, 5.300%, 1/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 2.3%

    715,000    Industrial Development Authority of Albemarle County, Virginia, Mortgage      1/01 at 103         N/R        768,053
                 Revenue Refunding Bonds, Series 1986A (FHA-Insured Project), 8.900%,
                 7/15/26

  1,000,000    Health Center Commission for the County of Chesterfield, Virginia,           12/06 at 102         AAA      1,055,120
                 Mortgage Revenue Bonds (GNMA Collateralized - Lucy Corr Nursing Home
                 Project), Series 1996, 5.875%, 12/01/21

    500,000    Fairfax County Redevelopment and Housing Authority, Multifamily Housing      12/06 at 103         AAA        529,575
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loan - Paul Spring
                 Retirement Center), Series 1996 A, 6.000%, 12/15/28

    500,000    Front Royal and Warren County, Virginia Industrial Development Authority      7/99 at 107           A        537,240
                 (Heritage Hall XIII), Series 1986, 9.450%, 7/15/24

  1,190,000    Industrial Development Authority of the County of Henrico, Virginia,          7/03 at 102         AAA      1,244,359
                 Nursing Facility Insured - Mortgage Refunding Revenue Bonds (Cambridge
                 Manor Nursing Home), Series 1993, 5.875%, 7/01/19

  1,000,000    Northern Virginia Health Center Commission, Nursing Home Mortgage             7/08 at 102         AAA        945,090
                 Revenue Refunding Bonds (Birmingham Green Project), Series 1998,
                 5.000%, 7/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 8.7%

  1,500,000    City of Portsmouth, Virginia, General Obligation Bonds, Public Utility        8/03 at 102         AA-      1,532,520
                 Refunding Bonds, Series 1993, 5.500%, 8/01/19

    500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1996 (General    7/06 at 101 1/2           A        506,245
                 Obligation Bonds), 5.400%, 7/01/25

  1,500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997 (General        7/07 at 100           A      1,511,670
                 Obligation Bonds), 5.375%, 7/01/25

               Commonwealth of Puerto Rico, Public Improvement Bonds of 1994 (General
               Obligation Bonds):
  2,575,000      6.450%, 7/01/17                                                             7/04 at 102         AAA      2,892,575
  2,500,000      6.500%, 7/01/23                                                         7/04 at 101 1/2         AAA      2,814,025

  5,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1998 (General        7/08 at 101           A      4,796,400
                 Obligation Bonds), 5.000%, 7/01/28

  3,005,000    City of Richmond, Virginia, General Obligation Public Improvement Bonds,      7/03 at 102          AA      3,069,788
                 Series 1993B, 5.500%, 7/15/23

               Virginia Public School Authority, School Financing Bonds (1991 Resolution),
               Series 1995B:
  1,000,000      5.750%, 8/01/15                                                             8/05 at 102         Aa1      1,066,670
  1,210,000      5.625%, 8/01/16                                                             8/05 at 102         Aa1      1,261,377

  Principal                                                                            Optional Call                         Market
     Amount    Description                                                               Provisions*     Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- 11.0%

$2,300,000     Big Stone Gap, Virginia, Redevelopment and Housing Authority,             9/05 at 102            AA     $  2,357,293
                 Commonwealth of Virginia Correctional Facility, Lease Revenue
                 Bonds (Wallens Ridge Development Project), Series 1995,
                 5.500%, 9/01/15

 3,000,000     Industrial Development Authority of Brunswick County, Virginia,           7/06 at 102           AAA        3,087,390
                 Correctional Facility Lease Revenue Bonds, Series 1996, 5.500%,
                 7/01/17

 5,000,000     Hampton Roads, Virginia, Regional Jail Authority, Regional Jail           7/06 at 102           AAA        5,141,950
                 Facility Revenue Bonds, Series 1996A, 5.500%, 7/01/24

 2,000,000     Industrial Development Authority of the County of Henrico,                8/05 at 102            AA        2,298,940
                 Virginia, Public Facility Lease Revenue Bonds, Henrico
                 County Regional Jail Project, Series 1994, 7.000%, 8/01/13

   750,000     Loudoun County, Virginia, Certificates of Participation,                 No Opt. Call           AAA          888,653
                 Series E, 7.200%, 10/01/10

 1,500,000     Peninsula Airport Commission, Virginia, Airport Improvement               7/01 at 102            AA        1,608,570
                 Revenue Bonds, 7.300%, 7/15/21 (Alternative Minimum Tax)

               Prince William County, Virginia, Industrial Development
               Authority, Lease Revenue, ATCC Project:
 2,000,000       6.000%, 2/01/14                                                         2/06 at 102            A2        2,096,880
 1,000,000       6.000%, 2/01/18                                                         2/06 at 102            A2        1,057,560

 2,500,000     Prince William County Park Authority, Virginia, Revenue                  10/04 at 102            A-        2,790,200
                 Bonds, Series 1994, 6.875%, 10/15/16

 2,250,000     Puerto Rico Highway and Transportation Authority, Highway                 7/16 at 100             A        2,314,125
                 Revenue Bonds, Series Y of 1996, 5.500%, 7/01/36

 1,000,000     Virginia Public School Authority, School Financing Bonds,                 8/04 at 102           Aa1        1,101,570
                 Series 1994 A, 6.200%, 8/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation -- 8.5%

 2,250,000     Capital Region Airport Commission, Richmond (Virginia),                   7/05 at 102           AAA        2,337,233
                 International Airport Projects, Airport Revenue Bonds,
                 Series 1995A, 5.625%, 7/01/25

   750,000     Charlottesville-Albemarle Airport Authority (Virginia),                  12/05 at 102           BBB          777,330
                 Airport Revenue Refunding Bonds, Series 1995, 6.125%,
                 12/01/13 (Alternative Minimum Tax)

               Loudoun County (Virginia), Industrial Development Authority,
               Air Cargo Facility Revenue, Washington Dulles Air Cargo:
   110,000       6.625%, 1/01/00 (Alternative Minimum Tax)                              No Opt. Call           N/R          110,894
 3,000,000       7.000%, 1/01/09 (Alternative Minimum TaX)                               1/01 at 102           N/R        3,105,540
   600,000       6.500%, 1/01/09 (Alternative Minimum Tax)                               1/06 at 102           N/R          624,978

 1,000,000     Metropolitan Washington D.C. Airports Authority, Airport                 10/04 at 102           AAA        1,034,060
                 System Revenue Bonds, Series 1994A, 5.750%, 10/01/20
                 (Alternative Minimum Tax)

   770,000     Metropolitan Washington D.C. Apartments Authority, General               10/07 at 101           AA-          774,466
                 Airport Revenue, Series B, 5.500%, 10/01/23
                 (Alternative Minimum Tax)

 5,500,000     Pocahontas Parkway Association, Route 895 Connector Toll                  8/08 at 102          BBB-        5,378,285
                  Road Revenue Bonds, Senior Current Interest,
                  Series 1998A, 5.500%, 8/15/28

 5,000,000     Pocahantas Parkway Association, Route 895 Connector                  8/08 at 64 13/16          BBB-        1,850,650
                 Toll Road Revenue Bonds, Senior Current Interest,
                 Series 1998B, 0.000%, 8/15/16

 1,900,000     Puerto Rico Ports Authority, Special Facilities Revenue                   6/06 at 102          BBB-        2,037,807
                 Bonds, 1996 Series A (American Airlines, Inc. Project),
                 6.250%, 6/01/26 (Alternative Minimum Tax)

 1,000,000     Virginia Port Authority, Port Facilities Revenue Bonds,                   7/07 at 101           AAA        1,014,250
                 Series 1997, 5.500%, 7/01/24 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 10.4%

 1,000,000     Town of Abingdon, Virginia, General Obligation Capital                    8/02 at 102         A2***        1,089,840
                 Improvement Bonds, Series 1992, 6.250%, 8/01/12
                 (Pre-refunded to 8/01/02)

   750,000     Chesapeake Bay Bridge and Tunnel District, General Resolution             7/01 at 102           AAA          804,278
                 Revenue Bonds, Refunding Series 1991, 6.375%, 7/01/22
                 (Pre-refunded to 7/01/01)

 1,000,000     Industrial Development Authority of Covington-Allegheny County,           4/02 at 102        N/R***        1,088,080
                 Virginia, Hospital Facility Revenue Bonds (Allegheny Regional
                 Hospital), Series 1992, 6.625%, 4/01/12
                 (Pre-refunded to 4/01/02)

Portfolio of Investments
Nuveen Flagship Virginia Municipal Bond Fund (continued)
May 31, 1999


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$    730,000    City of Danville, Virginia, General Improvement Bonds of Fiscal Year         5/02 at 102       A3***   $    795,532
                  1991-1992, 6.500%, 5/01/12 (Pre-refunded to 5/01/02)

     500,000    Fairfax County Redevelopment and Housing Authority, Virginia, Revenue       11/99 at 102      N/R***        518,365
                  Bonds (Vinson Pavilion Project), 1989 Series A, 7.500%, 11/01/19
                  (Pre-refunded to 11/01/99)

   1,355,000    Fairfax County Redevelopment and Housing Authority, Virginia, Revenue        6/02 at 102      N/R***      1,527,058
                  Bonds, 1992 Issue A (FCRHA Office Building), 7.500%, 6/15/18
                  (Pre-refunded to 6/15/02)

     150,000    Fairfax County, Virginia, Water Authority, Water Refunding Revenue           4/07 at 102         AAA        168,374
                  Bonds, Series 1992, 6.000%, 4/01/22 (Pre-refunded to 4/01/07)

     995,000    Henrico County, Virginia, Water and Sewer System Refunding Revenue           5/02 at 100      Aa2***      1,059,715
                  Bonds, Series 1992, 6.250%, 5/01/13 (Pre-refunded to 5/01/02)

     250,000    Martinsville, Virginia, Industrial Development Authority, Hospital           1/01 at 100       A2***        262,290
                  Facility Revenue Bonds, Memorial Hospital of Martinsville and Henry,
                  7.000%, 1/01/11 (Pre-refunded to 1/01/01)

   2,000,000    Peninsula Ports Authority, Virginia, Health Care Facilities Revenue          8/06 at 100     BBB+***      2,300,220
                  Refunding Bonds, Mary Immaculate Project, 7.000%, 8/01/17
                  (Pre-refunded to 8/01/06)

   5,250,000    Industrial Development Authority of the County of Prince William,           10/05 at 102         Aaa      6,102,600
                  Virginia, Hospital Facility Revenue Bonds (Potomac Hospital
                  Corporation of Prince William), Series 1995, 6.850%, 10/01/25
                  (Pre-refunded to 10/01/05)

   1,000,000    Prince William County Service Authority, Virginia, Water and Sewer           7/01 at 100         AAA      1,046,360
                  System Revenue Bonds, Series 1991, 6.000%, 7/01/29 (Pre-refunded to
                  7/01/01)

   1,500,000    Richmond, Virginia, Redevelopment and Housing Authority, Project Revenue     3/05 at 102         AAA      1,714,905
                  Bonds (1994 Old Manchester Project), Series 1994, 6.800%, 3/01/15
                  (Pre-refunded to 3/01/05)

                Virginia College Building Authority, Educational Facilities Revenue,
                Marymount University Project:
   1,000,000      7.000%, 7/01/12 (Pre-refunded to 7/01/02)                                  7/02 at 102      N/R***      1,104,540
   1,400,000      7.000%, 7/01/22 (Pre-refunded to 7/01/02)                                  7/02 at 102      N/R***      1,546,356

                Virginia College Building Authority, Educational Facilities Revenue
                Bonds (The Washington and Lee University Project), Series of 1994:
     580,000      5.750%, 1/01/14 (Pre-refunded to 1/01/04)                                  1/04 at 102         AAA        628,906
   1,000,000      5.800%, 1/01/24                                                            1/04 at 102         AAA      1,086,390

     410,000    Virginia State Resource Authority, Water and Sewer System Pooled Revenue    11/99 at 102       AA***        423,546
                  Bonds, Series 1986A, 7.650%, 11/01/16 (Pre-refunded to 11/01/99)

-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.6%

   2,110,000    Halifax County Industrial Development Authority (Old Dominion Electric      12/02 at 102          A+      2,248,142
                  Cooperative), 6.500%, 12/01/12 (Alternative Minimum Tax)

   2,500,000    Mecklenburg County, Virginia, Industrial Development Authority, Exempt       5/01 at 102         Aa3      2,610,350
                  Facility, Mecklenburg Cogeneration Project, Series 1991A,
                  7.350%, 5/01/08 (Alternative Minimum Tax)

   2,000,000    City of Richmond, Virginia, Public Utility Revenue and Refunding Bonds,      1/08 at 101          A+      1,938,580
                  Series 1998A, 5.125%, 1/15/28

   1,000,000    Industrial Development Authority of Russell County, Virginia, Pollution     11/00 at 102        Baa1      1,060,190
                  Control Revenue Bonds (Appalachian Power Company Project), Series G,
                  7.700%, 11/01/07

   1,500,000    Southeastern Public Service Authority of Virginia, Senior Revenue Bonds,     7/03 at 102          A-      1,545,720
                  Series 1993 (Regional Solid Waste System), 6.000%, 7/01/13
                  (Alternative Minimum Tax)

   1,000,000    Virginia State Resource Authority, Solid Waste Disposal System Revenue      11/02 at 102          AA      1,097,020
                  Bonds, Series B, 6.750%, 11/01/12

   1,960,000    Virginia Resources Authority, Solid Waste Disposal System Revenue Bonds      4/05 at 102          AA      2,009,372
                  (County of Prince William, Virginia - Refunding), 1995 Series A,
                  5.500%, 4/01/15

-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 10.7%

   1,000,000    Blacksburg (Virginia), Polytechnic Institute Sanitation Authority           11/02 at 102           A      1,091,300
                  (Virginia), Sewer System Revenue Bonds, Series of 1992,
                  6.250%, 11/01/12

                Fairfax County (Virginia), Water Authority, Water Refunding Revenue
                Bonds, Series 1992:
     850,000      6.000%, 4/01/22                                                            4/07 at 102          AA        924,452
   1,625,000      5.750%, 4/01/29                                                            4/02 at 100          AA      1,672,613

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$  1,000,000    Frederick-Winchester Service Authority (Virginia), Regional Sewer System    10/03 at 102         AAA   $  1,046,060
                  Refunding Revenue Bonds, Series 1993, 5.750%, 10/01/15

   1,505,000    Henrico County (Virginia), Water and Sewer System Refunding Revenue          5/02 at 100         Aa2      1,585,006
                  Bonds, Series 1992, 6.250%, 5/01/13

   4,250,000    Leesburg (Virginia), Utility System Revenue Refunding Bonds,                 7/07 at 102         AAA      4,181,958
                  5.125%, 7/01/22

   1,000,000    Loudoun County Sanitation Authority (Virginia), Water and Sewer System       1/03 at 102         AAA      1,083,290
                  Revenue Bonds, Refunding Series 1992, 6.250%, 1/01/16

   1,000,000    Loudoun County Sanitation Authority (Virginia), Water and Sewer System       1/07 at 102         AAA        982,850
                  Revenue Bonds, Refunding Series 1996, 5.125%, 1/01/26

   2,500,000    Loudoun County Sanitation Authority (Virginia), Water and Sewer System       1/09 at 102         AAA      2,291,049
                  Revenue Bonds, Series 1998, 4.750%, 1/01/30

   1,500,000    Prince William County Service Authority (Virginia), Water and Sewer          7/08 at 101         AAA      1,386,044
                  System Refunding Revenue Bonds, Series 1997, 4.750%, 7/01/29

   4,000,000    Upper Occoquan Sewage Authority (Virginia), Regional Sewerage System         1/04 at 102         AAA      3,867,399
                  Revenue Refunding Bonds, Series of 1993, 5.000%, 7/01/21

   1,000,000    Virginia Resources Authority, Sewer System Revenue Bonds, 1995 Series A     10/05 at 102          AA      1,063,589
                  (Hopewell Regional Wastewater Treatment Facility Project),
                  6.000%, 10/01/25 (Alternative Minimum Tax)

   1,000,000    Virginia Resources Authority, Water and Sewer System Revenue Bonds, 1995    10/05 at 102          AA      1,082,599
                  Series A (Sussex County Project), 5.600%, 10/01/25

   1,500,000    Virginia Resources Authority, Water and Sewer System Refunding Revenue       4/02 at 100          AA      1,575,179
                  Bonds, 1992 Series A, 6.125%, 4/01/19

-----------------------------------------------------------------------------------------------------------------------------------
$214,865,000    Total Investments - (cost $207,326,496) - 98.5%                                                         220,516,882
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      3,250,163
                -------------------------------------------------------------------------------------------------------------------
                Net Assets  100%                                                                                       $223,767,045
                ===================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

                            Statement of Net Assets
                            May 31, 1999

                                                                             Maryland  Pennsylvania      Virginia
-----------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)             $72,862,883  $152,325,090  $220,516,882
Cash                                                                          993,862            --            --
Receivables:
  Interest                                                                  1,524,701     2,547,104     4,050,106
  Shares sold                                                                 197,928       145,940       216,282
Other assets                                                                   62,655       131,028       145,909
-----------------------------------------------------------------------------------------------------------------
     Total assets                                                          75,642,029   155,149,162   224,929,179
-----------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                     --       430,809        11,123
Payables:
  Investments purchased                                                            --     1,219,100            --
  Shares redeemed                                                              54,600        90,591       591,084
Accrued expenses:
  Management fees (note 6)                                                     32,113        18,342        87,054
  12b-1 distribution and service fees (notes 1 and 6)                           9,403        26,410        43,217
  Other                                                                        39,864        37,321        38,128
Dividends payable                                                             181,772       284,198       391,528
-----------------------------------------------------------------------------------------------------------------
     Total liabilities                                                        317,752     2,106,771     1,162,134
-----------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                       $75,324,277  $153,042,391  $223,767,045
=================================================================================================================
Class A Shares (note 1)
Net assets                                                                $22,092,626  $ 70,865,040  $138,940,871
Shares outstanding                                                          2,111,989     6,780,803    12,707,661
Net asset value and redemption price per share                            $     10.46  $      10.45  $      10.93
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                      $     10.92  $      10.91  $      11.41
=================================================================================================================
Class B Shares (note 1)
Net assets                                                                $ 4,731,691  $  7,966,056  $ 10,419,054
Shares outstanding                                                            452,102       760,809       953,686
Net asset value, offering and redemption price per share                  $     10.47  $      10.47  $      10.93
=================================================================================================================
Class C Shares (note 1)
Net assets                                                                $ 4,089,393  $ 13,167,132  $ 17,678,623
Shares outstanding                                                            390,962     1,261,491     1,618,237
Net asset value, offering and redemption price per share                  $     10.46  $      10.44  $      10.92
=================================================================================================================
Class R Shares (note 1)
Net assets                                                                $44,410,567  $ 61,044,163  $ 56,728,497
Shares outstanding                                                          4,236,689     5,844,477     5,191,058
Net asset value, offering and redemption price per share                  $     10.48  $      10.44  $      10.93
=================================================================================================================

                                 See accompanying notes to financial statements.

                                                     Statement of Operations
                                                     Year Ended May 31, 1999

                                                                           Maryland   Pennsylvania       Virginia
-----------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                              $ 4,010,907    $ 8,392,849    $12,452,492
-----------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                    395,007        808,227      1,195,842
12b-1 service fees - Class A (notes 1 and 6)                                 39,229        137,788        273,937
12b-1 distribution and service fees - Class B (notes 1 and 6)                34,859         51,898         68,330
12b-1 distribution and service fees - Class C (notes 1 and 6)                25,426         84,233        129,361
Shareholders' servicing agent fees and expenses                              64,260        105,338        140,620
Custodian's fees and expenses                                                60,294         63,437         80,067
Trustees' fees and expenses (note 6)                                          2,256          2,866          3,838
Professional fees                                                            11,816         15,528         14,815
Shareholders' reports - printing and mailing expenses                        54,027         65,719         67,606
Federal and state registration fees                                           8,548         18,687          8,063
Other expenses                                                                3,377          9,299         11,307
-----------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement        699,099      1,363,020      1,993,786
  Custodian fee credit (note 1)                                             (13,684)        (6,072)        (9,134)
  Expense reimbursement (note 6)                                            (47,257)      (361,812)       (71,949)
-----------------------------------------------------------------------------------------------------------------
Net expenses                                                                638,158        995,136      1,912,703
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                     3,372,749      7,397,713     10,539,789
-----------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 4)              571,636        395,831        944,358
Net change in unrealized appreciation or depreciation of investments     (1,379,409)    (2,967,385)    (3,060,934)
-----------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                           (807,773)    (2,571,554)    (2,116,576)
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $ 2,564,976    $ 4,826,159    $ 8,423,213
=================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of Changes in Net Assets

                                                                                          Maryland
                                                                            ---------------------------------
                                                                                 Year Ended      Year Ended
                                                                                   5/31/99         5/31/98
-------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                            $ 3,372,749     $ 3,014,635
Net realized gain from investment transactions (notes 1 and 4)                       571,636          38,164
Net change in unrealized appreciation or depreciation
  of investments                                                                  (1,379,409)      1,872,963
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                         2,564,976       4,925,762
-------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                          (887,278)       (744,781)
   Class B                                                                          (136,626)        (45,159)
   Class C                                                                          (133,784)        (91,846)
   Class R                                                                        (2,124,331)     (2,152,261)
From accumulated net realized gains from investment transactions:
   Class A                                                                                --              --
   Class B                                                                                --              --
   Class C                                                                                --              --
   Class R                                                                                --              --
-------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                         (3,282,019)     (3,034,047)
-------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                  12,748,209       9,987,470
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                                 2,071,522       2,015,880
-------------------------------------------------------------------------------------------------------------
                                                                                  14,819,731      12,003,350
Cost of shares redeemed                                                           (5,741,563)     (5,468,111)
-------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                            9,078,168       6,535,239
-------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                         8,361,125       8,426,954
Net assets at the beginning of year                                               66,963,152      58,536,198
-------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                    $75,324,277     $66,963,152
=============================================================================================================
Balance of undistributed net investment
  income at the end of year                                                      $   108,787     $    18,057
=============================================================================================================

                                                              See accompanying notes to financial statements.

           _____


                                                                          Pennsylvania                         Virginia
                                                                     ---------------------------       -----------------------------
                                                                      Year Ended      Year Ended         Year Ended      Year Ended
                                                                         5/31/99         5/31/98            5/31/99         5/31/98
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                               $  7,397,713    $  6,884,447       $ 10,539,789    $ 10,446,823
Net realized gain from investment transactions (notes 1 and 4)           395,831       1,203,144            944,358         382,323
Net change in unrealized appreciation or depreciation
  of investments                                                      (2,967,385)      4,263,803         (3,060,934)      7,151,615
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             4,826,159      12,351,394          8,423,213      17,980,761
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                             (3,437,714)     (3,203,991)        (6,603,088)     (6,589,893)
  Class B                                                               (227,324)        (49,039)          (288,055)        (72,610)
  Class C                                                               (503,249)       (346,415)          (739,016)       (637,996)
  Class R                                                             (3,234,496)     (3,306,035)        (2,930,514)     (3,128,186)
From accumulated net realized gains from investment transactions:
  Class A                                                               (380,650)       (123,729)          (354,974)       (116,144)
  Class B                                                                (30,257)         (1,903)           (18,678)         (1,295)
  Class C                                                                (63,063)        (14,187)           (44,664)        (12,972)
  Class R                                                               (342,018)       (122,743)          (150,604)        (53,068)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (8,218,771)     (7,168,042)       (11,129,593)    (10,612,164)
------------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                      26,410,992      20,611,181         33,800,119      26,410,433
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                     3,885,514       4,302,789          5,206,747       6,677,292
------------------------------------------------------------------------------------------------------------------------------------
                                                                      30,296,506      24,913,970         39,006,866      33,087,725

Cost of shares redeemed                                              (12,419,924)    (11,137,451)       (24,787,027)    (19,538,617)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions               17,876,582      13,776,519         14,219,839      13,549,108
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                            14,483,970      18,959,871         11,513,459      20,917,705
Net assets at the beginning of year                                  138,558,421     119,598,550        212,253,586     191,335,881
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $153,042,391    $138,558,421       $223,767,045    $212,253,586
====================================================================================================================================
Balance of undistributed net investment
  income at the end of year                                         $      1,117    $      6,187       $      3,265    $     24,149
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements



1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Maryland Municipal Bond Fund ("Maryland"), the Nuveen Flagship Pennsylvania Municipal Bond Fund ("Pennsylvania") and the Nuveen Flagship Virginia Municipal Bond Fund ("Virginia") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1999, Pennsylvania had an outstanding when-issued purchase commitment of $1,219,100. There were no such outstanding purchase commitments in either of the other funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1999.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                          Maryland
                                                                      -------------------------------------------------
                                                                         Year Ended 5/31/99        Year Ended 5/31/98
                                                                      -----------------------   -----------------------
                                                                         Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold:
    Class A                                                             577,632   $ 6,112,774     464,364   $ 4,845,395
    Class B                                                             235,116     2,495,746     213,521     2,237,985
    Class C                                                             187,416     1,988,761      68,184       714,237
    Class R                                                             203,056     2,150,928     209,535     2,189,853
Shares issued to shareholders due to reinvestment of distributions:
    Class A                                                              57,622       611,952      53,642       561,120
    Class B                                                               5,480        58,201       1,687        17,707
    Class C                                                               8,572        91,026       6,886        71,952
    Class R                                                             123,134     1,310,343     130,430     1,365,101
-----------------------------------------------------------------------------------------------------------------------
                                                                      1,398,028    14,819,731   1,148,249    12,003,350
-----------------------------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                                                            (173,380)   (1,842,288)   (134,447)   (1,409,630)
    Class B                                                              (9,376)      (99,303)     (8,959)      (93,717)
    Class C                                                             (51,865)     (546,993)    (33,614)     (349,287)
    Class R                                                            (305,927)   (3,252,979)   (345,224)   (3,615,477)
-----------------------------------------------------------------------------------------------------------------------
                                                                       (540,548)   (5,741,563)   (522,244)   (5,468,111)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                            857,480   $ 9,078,168     626,005   $ 6,535,239
=======================================================================================================================

31


                                                                                            Pennsylvania
                                                                   ------------------------------------------------------------
                                                                          Year Ended 5/31/99           Year Ended 5/31/98
                                                                   -----------------------------   ----------------------------
                                                                           Shares         Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                1,042,066   $ 11,085,436    1,036,447   $ 10,930,439
 Class B                                                                  556,149      5,925,032      223,667      2,375,027
 Class C                                                                  466,677      4,965,788      290,257      3,081,110
 Class R                                                                  417,495      4,434,736      401,273      4,224,605
-------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  127,403      1,358,196      172,750      1,815,747
 Class B                                                                    6,887         73,512        2,572         27,340
 Class C                                                                   14,586        155,250       25,872        271,646
 Class R                                                                  215,836      2,298,556      207,616      2,188,056
-------------------------------------------------------------------------------------------------------------------------------
                                                                        2,847,099     30,296,506    2,360,454     24,913,970
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                 (549,431)    (5,838,055)    (477,420)    (5,039,815)
 Class B                                                                  (48,814)      (522,051)      (1,898)       (20,305)
 Class C                                                                  (54,534)      (578,008)     (98,010)    (1,035,568)
 Class R                                                                 (516,487)    (5,481,810)    (477,624)    (5,041,763)
-------------------------------------------------------------------------------------------------------------------------------
                                                                       (1,169,266)   (12,419,924)  (1,054,952)   (11,137,451)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                                                            1,677,833   $ 17,876,582    1,305,502   $ 13,776,519
===============================================================================================================================

                                                                                            Virginia
                                                                   ------------------------------------------------------------
                                                                          Year Ended 5/31/99           Year Ended 5/31/98
                                                                   -----------------------------   ----------------------------
                                                                           Shares         Amount       Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                1,781,027   $ 19,736,719    1,437,801   $ 15,756,900
 Class B                                                                  605,747      6,716,554      326,829      3,585,765
 Class C                                                                  421,265      4,668,341      363,753      3,972,294
 Class R                                                                  241,908      2,678,505      282,345      3,095,474
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                  261,217      2,903,901      370,069      4,035,466
 Class B                                                                   14,259        158,363        3,820         41,944
 Class C                                                                   23,019        255,663       59,523        649,924
 Class R                                                                  169,963      1,888,820      178,519      1,949,958
-------------------------------------------------------------------------------------------------------------------------------
                                                                        3,518,405     39,006,866    3,022,659     33,087,725
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                               (1,444,306)   (16,020,885)  (1,169,518)   (12,775,202)
 Class B                                                                  (18,515)      (205,614)     (14,233)      (156,135)
 Class C                                                                 (242,411)    (2,672,615)    (105,398)    (1,154,489)
 Class R                                                                 (531,239)    (5,887,913)    (499,196)    (5,452,791)
-------------------------------------------------------------------------------------------------------------------------------
                                                                       (2,236,471)   (24,787,027)  (1,788,345)   (19,538,617)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                                                            1,281,934   $ 14,219,839    1,234,314   $ 13,549,108
===============================================================================================================================

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1999, to shareholders of record on June 9, 1999, as follows:

                                                Maryland  Pennsylvania  Virginia
--------------------------------------------------------------------------------
Dividend per share:
 Class A                                          $.0405        $.0430    $.0435
 Class B                                           .0335         .0365     .0365
 Class C                                           .0355         .0385     .0385
 Class R                                           .0420         .0450     .0455
================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended May 31, 1999, were as follows:

                                         Maryland    Pennsylvania       Virginia
--------------------------------------------------------------------------------
Purchases:
 Long-term municipal securities       $29,023,994     $44,032,604    $47,782,805

 Short-term municipal securities        1,400,000      29,200,000      6,600,000

Sales:
 Long-term municipal securities        20,741,225      26,505,673     32,802,744

 Short-term municipal securities        1,400,000      30,200,000      7,600,000
================================================================================

At May 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1999, Maryland had an unused capital loss carryforward of $22,799 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2005.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1999, were as follows:

                                 Maryland        Pennsylvania        Virginia
--------------------------------------------------------------------------------
Gross unrealized:
 appreciation                   $3,029,045         $7,321,348       $13,854,830
 depreciation                     (360,224)          (729,995)         (664,444)
--------------------------------------------------------------------------------
Net unrealized appreciation     $2,668,821         $6,591,353       $13,190,386
================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                         Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                           Maryland    Pennsylvania    Virginia
-------------------------------------------------------------------------------
Sales charges collected                    $122,337        $223,813    $419,012
Paid to authorized dealers                  103,713         204,837     366,627
===============================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                           Maryland    Pennsylvania    Virginia
-------------------------------------------------------------------------------
Commission advances                        $119,242        $288,171    $321,047
===============================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1998, the Distributor retained such 12b-1 fees as follows:

                                           Maryland    Pennsylvania    Virginia
-------------------------------------------------------------------------------
12b-1 fees retained                         $43,598         $88,258    $109,765
===============================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1999, as follows:

                                           Maryland    Pennsylvania    Virginia
-------------------------------------------------------------------------------
CDSC retained                                $1,569          $9,124      $8,001
===============================================================================


7. Composition of Net Assets

At May 31, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                       Maryland    Pennsylvania        Virginia
---------------------------------------------------------------------------------------------------------------
Capital paid-in                                                     $72,569,469    $146,078,216    $210,431,337
Balance of undistributed net investment income                          108,787           1,117           3,265
Accumulated net realized gain (loss) from investment transactions       (22,800)        371,705         142,057
Net unrealized appreciation of investments                            2,668,821       6,591,353      13,190,386
---------------------------------------------------------------------------------------------------------------
Net assets                                                          $75,324,277    $153,042,391    $223,767,045
===============================================================================================================

                             Financial Highlights

                             Financial Highlights

                 Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                      Investment Operations                Less Distributions
                                ----------------------------------    -----------------------------
MARYLAND                                             Net
                                               Realized/
                                              Unrealized
                   Beginning           Net       Invest-                   Net                         Ending
                         Net       Invest-          ment               Invest-                            Net
Year Ended             Asset          ment          Gain                  ment    Capital               Asset         Total
May 31,                Value    Income (a)        (Loss)     Total      Income      Gains     Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  1999                $10.56          $.49       $ (.11)    $ .38       $(.48)       $ --    $(.48)    $10.46          3.65%
  1998                 10.25           .48          .32       .80        (.49)         --     (.49)     10.56          7.95
  1997 (c)             10.25           .16          .01       .17        (.17)         --     (.17)     10.25          1.63
  1997 (d)             10.43           .46         (.15)      .31        (.49)         --     (.49)     10.25          3.06
  1996 (d)              9.60           .48          .85      1.33        (.50)         --     (.50)     10.43         14.07
  1995 (e)              9.84           .20         (.23)     (.03)       (.21)         --     (.21)      9.60          (.26)
Class B (3/97)
  1999                 10.56           .41         (.10)      .31        (.40)         --     (.40)     10.47          2.95
  1998                 10.25           .41          .31       .72        (.41)         --     (.41)     10.56          7.16
  1997 (f)             10.29           .10         (.04)      .06        (.10)         --     (.10)     10.25           .83
Class C (9/94)
  1999                 10.56           .43         (.11)      .32        (.42)         --     (.42)     10.46          3.07
  1998                 10.24           .43          .32       .75        (.43)         --     (.43)     10.56          7.44
  1997 (c)             10.24           .15           --       .15        (.15)         --     (.15)     10.24          1.43
  1997 (d)             10.42           .39         (.16)      .23        (.41)         --     (.41)     10.24          2.28
  1996 (d)              9.59           .41          .84      1.25        (.42)         --     (.42)     10.42         13.24
  1995 (e)              9.75           .16         (.15)      .01        (.17)         --     (.17)      9.59           .12
Class R (12/91)
  1999                 10.58           .51         (.11)      .40        (.50)         --     (.50)     10.48          3.82
  1998                 10.26           .51          .32       .83        (.51)         --     (.51)     10.58          8.23
  1997 (c)             10.26           .17           --       .17        (.17)         --     (.17)     10.26          1.68
  1997 (d)             10.44           .47         (.14)      .33        (.51)         --     (.51)     10.26          3.29
  1996 (d)              9.61           .51          .84      1.35        (.52)         --     (.52)     10.44         14.33
  1995 (d)             10.62           .51        (1.01)     (.50)       (.51)         --     (.51)      9.61         (4.58)
===========================================================================================================================

                                                    Ratios/Supplemental Data
                   -------------------------------------------------------------------------------------------
                                                          Ratio                             Ratio
                                                         of Net                            of Net
                                     Ratio of        Investment         Ratio of       Investment
                                     Expenses            Income         Expenses        Income to
                                   to Average        to Average       to Average          Average
                     Ending        Net Assets        Net Assets       Net Assets       Net Assets
                        Net    Before Credit/    Before Credit/    After Credit/    After Credit/    Portfolio
                     Assets        Reimburse-        Reimburse-       Reimburse-       Reimburse-     Turnover
                      (000)              ment              ment         ment (a)         ment (a)         Rate
--------------------------------------------------------------------------------------------------------------
Class A (9/94)
  1999             $22,093               1.04%             4.55%             .95%            4.64%          29%
  1998              17,427               1.00              4.56              .94             4.62            7
  1997 (c)          12,977               1.02*             4.83*             .95*            4.90*           3
  1997 (d)          11,788               1.12              4.67             1.00             4.79            4
  1996 (d)           6,860               1.33              4.41             1.00             4.74           17
  1995 (e)           1,605               1.59*             4.67*            1.00*            5.26*          35
Class B (3/97)
  1999               4,732               1.80              3.81             1.71             3.90           29
  1998               2,332               1.75              3.79             1.69             3.85            7
  1997 (f)             150               1.76*             3.94*            1.70*            4.00*           3
Class C (9/94)
  1999               4,089               1.59              4.01             1.50             4.10           29
  1998               2,606               1.55              4.01             1.49             4.07            7
  1997 (c)           2,103               1.57*             4.28*            1.50*            4.35*           3
  1997 (d)           1,985               1.87              3.93             1.75             4.05            4
  1996 (d)           1,438               2.06              3.73             1.75             4.04           17
  1995 (e)             860               1.86*             4.44*            1.75*            4.55*          35
Class R (12/91)
  1999              44,411                .83              4.75              .75             4.83           29
  1998              44,599                .80              4.76              .74             4.82            7
  1997 (c)          43,306                .82*             5.03*             .75*            5.10*           3
  1997 (d)          43,738                .87              4.94              .75             5.06            4
  1996 (d)          47,389               1.04              4.78              .75             5.07           17
  1995 (d)          42,741                .89              5.14              .75             5.28           35
==============================================================================================================

*   Annualized.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) For the four months ended May 31.
(d) For the year ended January 31.
(e) From commencement of class operations as noted through January 31.
(f) From commencement of class operations as noted.

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                     Investment Operations             Less Distributions
                              ----------------------------------   ----------------------------
PENNSYLVANIA**                             Net Realized/
                  Beginning          Net      Unrealized                  Net                         Ending
Year Ended        Net Asset   Investment      Investment           Investment   Capital            Net Asset    Net Total
May 31,               Value   Income (a)     Gain (Loss)   Total       Income     Gains    Total       Value   Return (b)
-------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
  1999               $10.68         $.53          $(.17)   $ .36       $(.53)    $(.06)   $(.59)      $10.45         3.42%
  1998                10.25          .56            .45     1.01        (.56)     (.02)    (.58)       10.68        10.05
  1997                10.00          .57            .25      .82        (.57)       --     (.57)       10.25         8.37
  1996                10.21          .59           (.20)     .39        (.60)       --     (.60)       10.00         3.83
  1995                10.06          .60            .16      .76        (.61)       --     (.61)       10.21         7.90
Class B (2/97)
  1999                10.70          .45           (.17)     .28        (.45)     (.06)    (.51)       10.47         2.66
  1998                10.27          .48            .45      .93        (.48)     (.02)    (.50)       10.70         9.23
  1997 (c)            10.21          .16            .06      .22        (.16)       --     (.16)       10.27         2.18
Class C (2/94)
  1999                10.68          .47           (.17)     .30        (.48)     (.06)    (.54)       10.44         2.80
  1998                10.25          .50            .45      .95        (.50)     (.02)    (.52)       10.68         9.50
  1997                 9.99          .51            .26      .77        (.51)       --     (.51)       10.25         7.88
  1996                10.21          .53           (.21)     .32        (.54)       --     (.54)        9.99         3.16
  1995                10.06          .54            .16      .70        (.55)       --     (.55)       10.21         7.31
Class R (2/97)
  1999                10.68          .55           (.17)     .38        (.56)     (.06)    (.62)       10.44         3.55
  1998                10.25          .58            .45     1.03        (.58)     (.02)    (.60)       10.68        10.30
  1997 (c)            10.21          .20            .03      .23        (.19)       --     (.19)       10.25         2.31
=========================================================================================================================

                                                           Ratios/Supplemental Data
                     ----------------------------------------------------------------------------------------------------
                                                           Ratio of Net                        Ratio of Net
                                            Ratio of         Investment          Ratio of        Investment
                                            Expenses             Income          Expenses            Income
                                          to Average         to Average        to Average        to Average
                                          Net Assets         Net Assets        Net Assets        Net Assets     Portfolio
Year Ended             Ending Net     Before Credit/     Before Credit/     After Credit/     After Credit/      Turnover
May 31,              Assets (000)      Reimbursement      Reimbursement     Reimbursement     Reimbursement          Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
  1999                    $70,865                .94%              4.75%              .69%             5.00%           18%
  1998                     65,826                .95               4.94               .61              5.28            20
  1997                     55,667               1.09               5.22               .70              5.61            46
  1996                     44,392               1.13               5.42               .79              5.76            65
  1995                     42,600               1.29               5.68               .89              6.08            50
Class B (2/97)
  1999                      7,966               1.70               4.01              1.45              4.26            18
  1998                      2,640               1.70               4.14              1.34              4.50            20
  1997 (c)                    229               1.72*              4.47*             1.35*             4.84*           46
Class C (2/94)
  1999                     13,167               1.49               4.21              1.24              4.46            18
  1998                      8,912               1.50               4.39              1.16              4.73            20
  1997                      6,320               1.63               4.68              1.25              5.06            46
  1996                      4,442               1.34               5.19              1.68              4.85            65
  1995                      3,118               1.39               5.50              1.84              5.05            50
Class R (2/97)
  1999                     61,044                .74               4.95               .49              5.20            18
  1998                     61,180                .75               5.14               .41              5.48            20
  1997 (c)                 57,383                .77*              5.45*              .39*             5.83*           46
=========================================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

               Financial Highlights

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                      Investment Operations                Less Distributions
                                ----------------------------------    -----------------------------
VIRGINIA**                                           Net
                                               Realized/
                                              Unrealized
                   Beginning           Net       Invest-                   Net                         Ending
                         Net       Invest-          ment               Invest-                            Net
Year Ended             Asset          ment          Gain                  ment    Capital               Asset         Total
May 31,                Value    Income (a)        (Loss)     Total      Income      Gains     Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999                $11.06          $.53        $(.10)     $ .43      $(.53)     $(.03)    $(.56)    $10.93          3.95%
  1998                 10.66           .56          .41        .97       (.56)      (.01)     (.57)     11.06          9.30
  1997                 10.40           .58          .25        .83       (.57)        --      (.57)     10.66          8.20
  1996                 10.56           .57         (.15)       .42       (.58)        --      (.58)     10.40          4.03
  1995                 10.36           .59          .20        .79       (.59)        --      (.59)     10.56          7.99
Class B (2/97)
  1999                 11.06           .45         (.10)       .35       (.45)      (.03)     (.48)     10.93          3.20
  1998                 10.66           .48          .41        .89       (.48)      (.01)     (.49)     11.06          8.53
  1997 (c)             10.62           .16          .04        .20       (.16)        --      (.16)     10.66          1.94
Class C (10/93)
  1999                 11.06           .47         (.11)       .36       (.47)      (.03)     (.50)     10.92          3.30
  1998                 10.65           .50          .42        .92       (.50)      (.01)     (.51)     11.06          8.81
  1997                 10.39           .52          .26        .78       (.52)        --      (.52)     10.65          7.61
  1996                 10.56           .51         (.16)       .35       (.52)        --      (.52)     10.39          3.37
  1995                 10.36           .53          .20        .73       (.53)        --      (.53)     10.56          7.40
Class R (2/97)
  1999                 11.06           .56         (.10)       .46       (.56)      (.03)     (.59)     10.93          4.18
  1998                 10.66           .59          .41       1.00       (.59)      (.01)     (.60)     11.06          9.54
  1997 (c)             10.62           .20          .04        .24       (.20)        --      (.20)     10.66          2.26
===========================================================================================================================

                                                    Ratios/Supplemental Data
                   -------------------------------------------------------------------------------------------
                                                          Ratio                             Ratio
                                                         of Net                            of Net
                                     Ratio of        Investment         Ratio of       Investment
                                     Expenses            Income         Expenses        Income to
                                   to Average        to Average       to Average          Average
                     Ending        Net Assets        Net Assets       Net Assets       Net Assets
                        Net    Before Credit/    Before Credit/    After Credit/    After Credit/    Portfolio
                     Assets        Reimburse-        Reimburse-       Reimburse-       Reimburse-     Turnover
                      (000)              ment              ment         ment (a)         ment (a)         Rate
--------------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999             $138,941               .89%             4.78%             .86%            4.81%          15%
  1998              133,966               .90              4.99              .74             5.15            3
  1997              122,252              1.00              5.19              .74             5.45           23
  1996              117,677              1.06              5.18              .83             5.41           17
  1995              112,643              1.10              5.50              .79             5.81           50
Class B (2/97)
  1999               10,419              1.64              4.03             1.61             4.06           15
  1998                3,894              1.64              4.20             1.51             4.33            3
  1997 (c)              381              1.66*             4.49*            1.47*            4.68*          23
Class C (10/93)
  1999               17,679              1.44              4.23             1.41             4.26           15
  1998               15,660              1.44              4.44             1.29             4.59            3
  1997               11,700              1.55              4.63             1.29             4.89           23
  1996               10,978              1.60              4.62             1.38             4.84           17
  1995                6,537              1.65              4.93             1.34             5.24           50
Class R (2/97)
  1999               56,728               .69              4.99              .66             5.02           15
  1998               58,734               .70              5.19              .54             5.35            3
  1997 (c)           57,002               .71*             5.50*             .52*            5.69*          23
==============================================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Virginia.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Maryland Municipal Bond Fund (Maryland), Nuveen Flagship Pennsylvania Municipal Bond Fund (Pennsylvania), and Nuveen Flagship Virginia Municipal Bond Fund (Virginia) (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 1999, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years then ended. We have also audited the financial statements and financial highlights of Maryland for the years ended January 31, 1997 and prior. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Maryland Municipal Bond Fund, Nuveen Flagship Pennsylvania Municipal Bond Fund, and Nuveen Flagship Virginia Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 1999, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 20, 1999

                          Building a Better Portfolio

                      Can Make You a Successful Investor



Nuveen Family
of Mutual Funds
Nuveen offers a variety of
funds designed to
help you reach your
financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Dividend and
Growth Fund

Income

Income Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin



Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/(R)/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information


Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services
Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

     SERVING
Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

VAN-1-5-99